UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00816

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2017

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2017

Adaptive Equity Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AMVIX	24.92%	15.52%	4.55%	—	11/30/99
Russell 1000 Index	—	23.67%	15.17%	7.60%	—	—
I Class	AVDIX	25.19%	15.75%	4.76%	—	8/1/00
A Class	AVDAX					12/1/16
No sales charge		—	—	—	19.50%
With sales charge		—	—	—	12.68%
R Class	AVDRX	—	—	—	19.28%	12/1/16
R6 Class	AVDMX	—	—	—	20.17%	12/1/16
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $15,604

Russell 1000 Index — $20,818

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	R Class	R6 Class
1.25%	1.05%	1.50%	1.75%	0.90%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Stephen Pool and Joe Reiland

In January 2017, portfolio manager Don Owen retired from American Century Investments and portfolio manager Joe Reiland was added to the fund’s management team.

Performance Summary

Adaptive Equity returned 24.92%* for the 12 months ended October 31, 2017, outpacing the 23.67% return of the portfolio’s benchmark, the Russell 1000 Index.

U.S. stock indices posted positive returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell 1000 Index, all sectors except telecommunication services posted gains. Information technology, financials, materials, and industrials all recorded total returns greater than the index average.

In this environment, Adaptive Equity’s highly systematic investment process delivered positive portfolio returns and outperformed its benchmark, the Russell 1000 Index. The fund received the best absolute contributions from information technology and financials stocks, while only our energy holdings generated a modest negative contribution. Relative to the Russell benchmark, stock selection in the real estate sector led results, and stock choices in materials, financials, consumer staples, and consumer discretionary were also positive. Stock selection in the energy, health care, and information technology sectors hampered performance.

Real Estate Led Contributors

Stock selection among equity real estate investment trusts was a significant contributor to fund performance in the real estate sector. Although none of our holdings were top-10 contributors, data center real estate trust DuPont Fabros Technology was a solid contributor in the sector, benefiting from a merger that brought shareholders a premium for their shares. As a result of the merger, the holding was eliminated.

Stock decisions in the chemicals industry boosted performance in the materials sector. Titanium dioxide producer Tronox was a significant contributor. Titanium dioxide is used in a variety of products including paint and food coloring, and the company benefited from strong demand and cost-cutting initiatives.

In financials, exposure to Green Dot was a strong contributor. The company, which provides prepaid credit cards through various retail stores and offers other banking services, posted strong quarterly results, and it recently signed deals with Apple and Uber. Mobile payment firm Square reported very good results in topline growth. The company has historically focused on smaller merchants but it is successfully moving up to larger businesses. Although energy was a detractor overall, Resolute Energy was a top contributor, aided by positive investor sentiment regarding a major acquisition. Resolute Energy was eliminated.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Energy Holdings Hampered Performance

Clean Energy Fuels was a major detractor in the energy sector. The supplier of fuel for natural gas-fueled vehicles fell on increased costs and lower revenue. The holding was eliminated. EP Energy, an exploration and production company, fell sharply early in 2017 on concerns about the firm’s balance sheet.

Among other significant detractors, shares of life sciences company Cambrex declined as investors became concerned about its reliance on one customer, Gilead Sciences, whose hepatitis C drug has come under competitive pressure and lower demand. Information technology software and services company Unisys detracted after reporting disappointing earnings. The consumer credit reporting company Equifax fell sharply after it revealed that hackers had breached its data, compromising the information of as many as 143 million people. The holding was eliminated.

Outlook

Using a systematic and quantitatively driven process, Adaptive Equity combines market factors and company-specific information in a unique model to underpin its stock selection process. Looking ahead, we remain confident that this systematic process will continue to successfully identify risk-adjusted opportunities across investment styles and industry sectors.

6

Fund Characteristics

OCTOBER 31, 2017
Top Ten Holdings	% of net assets
Microsoft Corp.	2.5%
Apple, Inc.	2.2%
Amazon.com, Inc.	2.1%
Tronox Ltd., Class A	2.0%
Essent Group Ltd.	1.9%
RealPage, Inc.	1.9%
Alphabet, Inc., Class A	1.9%
Monster Beverage Corp.	1.9%
Corning, Inc.	1.7%
Intel Corp.	1.6%

Top Five Industries	% of net assets
Equity Real Estate Investment Trusts (REITs)	5.8%
Oil, Gas and Consumable Fuels	5.8%
IT Services	5.6%
Software	5.5%
Internet Software and Services	5.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,088.70	$6.11	1.16%
I Class	$1,000	$1,090.30	$5.06	0.96%
A Class	$1,000	$1,087.10	$7.42	1.41%
R Class	$1,000	$1,086.30	$8.73	1.66%
R6 Class	$1,000	$1,091.10	$4.27	0.81%
Hypothetical
Investor Class	$1,000	$1,019.36	$5.90	1.16%
I Class	$1,000	$1,020.37	$4.89	0.96%
A Class	$1,000	$1,018.10	$7.17	1.41%
R Class	$1,000	$1,016.84	$8.44	1.66%
R6 Class	$1,000	$1,021.12	$4.13	0.81%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2017

	Shares	Value
COMMON STOCKS — 99.0%
Aerospace and Defense — 2.2%
Aerojet Rocketdyne Holdings, Inc.(1)	10,909	$344,506
Boeing Co. (The)	2,822	728,019
Curtiss-Wright Corp.	2,259	267,127
General Dynamics Corp.	4,766	967,403
		2,307,055
Airlines — 1.5%
Hawaiian Holdings, Inc.(1)	15,958	534,593
Southwest Airlines Co.	18,319	986,661
		1,521,254
Automobiles — 0.4%
Ford Motor Co.	33,102	406,162
Banks — 0.6%
1st Source Corp.	554	28,426
U.S. Bancorp	11,151	606,391
		634,817
Beverages — 1.9%
Monster Beverage Corp.(1)	33,184	1,922,349
Biotechnology — 2.9%
AbbVie, Inc.	10,569	953,852
Amgen, Inc.	6,574	1,151,897
Gilead Sciences, Inc.	11,474	860,091
		2,965,840
Building Products — 0.4%
Simpson Manufacturing Co., Inc.	7,317	407,850
Capital Markets — 1.7%
Janus Henderson Group plc	37,256	1,294,646
Moelis & Co., Class A	11,722	501,116
		1,795,762
Chemicals — 2.2%
AgroFresh Solutions, Inc.(1)	42,967	253,505
Tronox Ltd., Class A	76,931	2,036,364
		2,289,869
Communications Equipment — 1.7%
Cisco Systems, Inc.	35,049	1,196,923
Palo Alto Networks, Inc.(1)	3,577	526,535
		1,723,458
Consumer Finance — 2.8%
American Express Co.	15,385	1,469,575
Green Dot Corp., Class A(1)	24,700	1,398,514
		2,868,089

10

	Shares	Value
Diversified Financial Services — 1.1%
Berkshire Hathaway, Inc., Class B(1)	5,837	$1,091,169
Diversified Telecommunication Services — 1.2%
AT&T, Inc.	37,179	1,251,073
Electric Utilities — 2.0%
Exelon Corp.	32,515	1,307,428
Great Plains Energy, Inc.	24,157	793,074
		2,100,502
Electrical Equipment — 1.0%
Rockwell Automation, Inc.	5,128	1,029,805
Electronic Equipment, Instruments and Components — 1.7%
Corning, Inc.	55,108	1,725,431
Energy Equipment and Services — 0.6%
Oceaneering International, Inc.	31,973	646,494
Equity Real Estate Investment Trusts (REITs) — 5.8%
American Tower Corp.	11,595	1,665,854
Apple Hospitality REIT, Inc.	68,926	1,305,458
Ashford Hospitality Prime, Inc.	34,908	339,306
Brixmor Property Group, Inc.	8,766	153,142
CareTrust REIT, Inc.	36,003	680,457
CBL & Associates Properties, Inc.	24,794	194,385
InfraREIT, Inc.(1)	60,563	1,356,611
LaSalle Hotel Properties	11,245	317,221
		6,012,434
Food and Staples Retailing — 2.6%
CVS Health Corp.	15,617	1,070,233
Wal-Mart Stores, Inc.	18,473	1,612,878
		2,683,111
Food Products — 1.3%
Blue Buffalo Pet Products, Inc.(1)	29,290	847,360
General Mills, Inc.	5,319	276,162
Post Holdings, Inc.(1)	2,134	176,973
		1,300,495
Gas Utilities — 0.6%
ONE Gas, Inc.	7,595	584,663
Health Care Equipment and Supplies — 1.2%
Haemonetics Corp.(1)	25,078	1,192,710
Health Care Providers and Services — 3.7%
Anthem, Inc.	7,700	1,610,917
Cardinal Health, Inc.	9,473	586,379
HCA Healthcare, Inc.(1)	8,287	626,912
Premier, Inc., Class A(1)	9,139	298,571
UnitedHealth Group, Inc.	3,242	681,533
		3,804,312
Hotels, Restaurants and Leisure — 1.6%
Buffalo Wild Wings, Inc.(1)	10,366	1,225,261

11

	Shares	Value
Wynn Resorts Ltd.	3,081	$454,417
		1,679,678
Independent Power and Renewable Electricity Producers — 1.3%
Ormat Technologies, Inc.	20,040	1,301,197
Industrial Conglomerates — 1.2%
3M Co.	5,577	1,283,770
Insurance — 3.3%
Aon plc	8,036	1,152,603
Chubb Ltd.	10,782	1,626,141
Kemper Corp.	10,597	679,268
		3,458,012
Internet and Direct Marketing Retail — 2.8%
Amazon.com, Inc.(1)	1,932	2,135,401
Liberty TripAdvisor Holdings, Inc., Class A(1)	8,630	93,204
Netflix, Inc.(1)	3,321	652,344
		2,880,949
Internet Software and Services — 5.3%
Alphabet, Inc., Class A(1)	1,896	1,958,644
Facebook, Inc., Class A(1)	7,443	1,340,186
GoDaddy, Inc., Class A(1)	7,908	369,304
NIC, Inc.	37,001	629,017
Yelp, Inc.(1)	24,838	1,160,431
		5,457,582
IT Services — 5.6%
Alliance Data Systems Corp.	168	37,587
Conduent, Inc.(1)	32,741	506,831
CoreLogic, Inc.(1)	21,828	1,023,733
EVERTEC, Inc.	38,642	579,630
FleetCor Technologies, Inc.(1)	1,632	269,721
PayPal Holdings, Inc.(1)	21,522	1,561,636
Square, Inc., Class A(1)	14,838	551,825
Unisys Corp.(1)	100,591	880,171
Visa, Inc., Class A	3,941	433,431
		5,844,565
Leisure Products — 0.6%
Callaway Golf Co.	45,172	651,832
Life Sciences Tools and Services — 2.2%
Cambrex Corp.(1)	24,743	1,070,135
Quintiles IMS Holdings, Inc.(1)	11,656	1,260,013
		2,330,148
Machinery — 0.7%
IDEX Corp.	1,295	166,032
Xylem Inc.	9,048	601,963
		767,995
Marine — 0.1%
Costamare, Inc.	15,137	94,001

12

	Shares	Value
Media — 2.7%
Comcast Corp., Class A	30,632	$1,103,671
Omnicom Group, Inc.	10,765	723,300
Walt Disney Co. (The)	9,666	945,432
		2,772,403
Metals and Mining — 0.1%
Newmont Mining Corp.	3,512	126,994
Multi-Utilities — 0.3%
Consolidated Edison, Inc.	3,872	333,186
Oil, Gas and Consumable Fuels — 5.8%
EP Energy Corp., Class A(1)	175,652	474,261
Exxon Mobil Corp.	14,432	1,202,907
Laredo Petroleum, Inc.(1)	74,233	884,857
Marathon Petroleum Corp.	8,460	505,401
Occidental Petroleum Corp.	9,472	611,607
Williams Cos., Inc. (The)	40,512	1,154,592
Williams Partners LP	31,529	1,167,834
		6,001,459
Paper and Forest Products — 1.1%
Domtar Corp.	24,377	1,153,520
Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	4,157	464,794
Pharmaceuticals — 3.3%
Merck & Co., Inc.	7,453	410,586
Mylan NV(1)	9,564	341,530
Pfizer, Inc.	40,955	1,435,882
Phibro Animal Health Corp., Class A	18,324	689,899
Prestige Brands Holdings, Inc.(1)	11,864	556,422
		3,434,319
Professional Services — 0.6%
Exponent, Inc.	8,286	611,921
Road and Rail — 1.6%
Genesee & Wyoming, Inc., Class A(1)	12,006	861,790
Saia, Inc.(1)	11,626	753,365
		1,615,155
Semiconductors and Semiconductor Equipment — 2.7%
Diodes, Inc.(1)	3,537	121,461
First Solar, Inc.(1)	5,622	308,198
Intel Corp.	36,852	1,676,397
QUALCOMM, Inc.	5,390	274,944
Texas Instruments, Inc.	4,281	413,930
		2,794,930
Software — 5.5%
Intuit, Inc.	3,224	486,888
Manhattan Associates, Inc.(1)	10,460	437,856
Microsoft Corp.	31,545	2,623,913
Nuance Communications, Inc.(1)	8,059	118,790

13

	Shares	Value
RealPage, Inc.(1)	45,887	$1,986,907
		5,654,354
Specialty Retail — 1.8%
Home Depot, Inc. (The)	6,721	1,114,208
L Brands, Inc.	928	39,941
Lowe's Cos., Inc.	9,013	720,589
		1,874,738
Technology Hardware, Storage and Peripherals — 2.4%
Apple, Inc.	13,509	2,283,562
Hewlett Packard Enterprise Co.	13,573	188,936
		2,472,498
Thrifts and Mortgage Finance — 3.5%
Essent Group Ltd.(1)	47,198	2,011,579
Federal Agricultural Mortgage Corp., Class C	1,358	100,818
Northwest Bancshares, Inc.	90,841	1,532,487
		3,644,884
Tobacco — 0.9%
Altria Group, Inc.	14,774	948,786
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc.(1)	8,737	522,210
TOTAL COMMON STOCKS (Cost $82,095,525)		102,440,584
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $565,107), in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $552,771)		552,757
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $473,090), at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $460,004)		460,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,325	1,325
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,014,082)		1,014,082
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $83,109,607)		103,454,666
OTHER ASSETS AND LIABILITIES†		(10,385)
TOTAL NET ASSETS — 100.0%		$103,444,281

NOTES TO SCHEDULE OF INVESTMENTS
† Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $83,109,607)	$103,454,666
Receivable for investments sold	1,859,937
Receivable for capital shares sold	1,005
Dividends and interest receivable	58,396
105,374,004

Liabilities
Payable for investments purchased	1,795,959
Payable for capital shares redeemed	33,463
Accrued management fees	99,112
Distribution and service fees payable	31
Accrued other expenses	1,158
1,929,723

Net Assets	$103,444,281

Net Assets Consist of:
Capital (par value and paid-in surplus)	$76,141,033
Undistributed net investment income	271,903
Undistributed net realized gain	6,686,286
Net unrealized appreciation	20,345,059
$103,444,281

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$98,584,706	8,113,332	$12.15
I Class, $0.01 Par Value	$4,568,217	367,247	$12.44
A Class, $0.01 Par Value	$29,882	2,443	$12.23*
R Class, $0.01 Par Value	$60,930	4,992	$12.21
R6 Class, $0.01 Par Value	$200,546	15,940	$12.58
*Maximum offering price $12.98 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,307)	$1,718,163
Interest	2,246
1,720,409

Expenses:
Management fees	1,223,807
Distribution and service fees:
A Class	63
R Class	190
Directors' fees and expenses	3,029
Other expenses	3,276
1,230,365
Fees waived(1)	(98,454)
1,131,911

Net investment income (loss)	588,498

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	8,029,881
Forward foreign currency exchange contract transactions	(37,666)
Foreign currency translation transactions	34
7,992,249

Change in net unrealized appreciation (depreciation) on:
Investments	13,194,971
Forward foreign currency exchange contracts	(36,235)
13,158,736

Net realized and unrealized gain (loss)	21,150,985

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,739,483

(1)	Amount consists of $95,048, $3,219, $25, $38 and $124 for the Investor Class, I Class, A Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$588,498	$993,300
Net realized gain (loss)	7,992,249	(1,249,801)
Change in net unrealized appreciation (depreciation)	13,158,736	2,029,647
Net increase (decrease) in net assets resulting from operations	21,739,483	1,773,146

Distributions to Shareholders
From net investment income:
Investor Class	(897,365)	(1,053,460)
I Class	(33,360)	(32,985)
A Class	(15)	—
R Class	(10)	—
R6 Class	(28)	—
From net realized gains:
Investor Class	—	(9,000,208)
I Class	—	(238,821)
Decrease in net assets from distributions	(930,778)	(10,325,474)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(7,982,654)	(2,638,765)

Redemption Fees
Increase in net assets from redemption fees	1,332	2,101

Net increase (decrease) in net assets	12,827,383	(11,188,992)

Net Assets
Beginning of period	90,616,898	101,805,890
End of period	$103,444,281	$90,616,898

Undistributed net investment income	$271,903	$702,891

See Notes to Financial Statements.

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Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Adaptive Equity Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, R Class and R6 Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge. Sale of the A Class, R Class and R6 Class commenced on December 1, 2016.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

18

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). During the period ended October 31, 2017, the investment advisor agreed to waive 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2017 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	1.000% to 1.250%	1.25%	1.15%
I Class	0.800% to 1.050%	1.05%	0.95%
A Class	1.000% to 1.250%	1.25%	1.15%
R Class	1.000% to 1.250%	1.25%	1.15%
R6 Class	0.650% to 0.900%	0.90%	0.80%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,711,956 and $1,041,089, respectively. The effect of interfund transactions on the Statement of Operations was $304,785 in net realized gain (loss) on investment transactions.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 were $82,548,437 and $91,085,314, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017(1)		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	140,000,000		200,000,000
Sold	423,033	$4,625,253	611,237	$5,868,811
Issued in reinvestment of distributions	82,377	870,726	1,052,445	9,808,781
Redeemed	(1,345,235)	(14,879,140)	(1,942,395)	(18,588,341)
	(839,825)	(9,383,161)	(278,713)	(2,910,749)
I Class/Shares Authorized	70,000,000		90,000,000
Sold	119,781	1,416,036	19,452	191,524
Issued in reinvestment of distributions	3,089	33,360	28,551	271,806
Redeemed	(27,307)	(304,458)	(19,365)	(191,346)
	95,563	1,144,938	28,638	271,984
A Class/Shares Authorized	40,000,000		N/A
Sold	2,442	25,000
Issued in reinvestment of distributions	1	15
	2,443	25,015
R Class/Shares Authorized	40,000,000		N/A
Sold	4,992	53,749
Issued in reinvestment of distributions	1	10
Redeemed	(1)	(15)
	4,992	53,744
R6 Class/Shares Authorized	40,000,000		N/A
Sold	26,971	304,642
Issued in reinvestment of distributions	3	28
Redeemed	(11,034)	(127,860)
	15,940	176,810
Net increase (decrease)	(720,887)	$(7,982,654)	(250,075)	$(2,638,765)

(1)	December 1, 2016 (commencement of sale) through October 31, 2017 for the A Class, R Class and R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$102,440,584	—	—
Temporary Cash Investments	1,325	$1,012,757	—
	$102,441,909	$1,012,757	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $2,270,205.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(37,666) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(36,235) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$930,778	$3,902,759
Long-term capital gains	—	$6,422,715

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$83,318,944
Gross tax appreciation of investments	$22,724,011
Gross tax depreciation of investments	(2,588,289)
Net tax appreciation (depreciation) of investments	$20,135,722
Undistributed ordinary income	$2,960,432
Accumulated long-term gains	$4,207,094

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$9.82	0.07	2.36	2.43	(0.10)	—	(0.10)	$12.15	24.92%	1.16%	1.26%	0.58%	0.48%	85%	$98,585
2016	$10.74	0.10	0.08	0.18	(0.12)	(0.98)	(1.10)	$9.82	2.20%	1.23%	1.25%	1.04%	1.02%	116%	$87,888
2015	$10.15	0.06	0.59	0.65	(0.06)	—	(0.06)	$10.74	6.40%	1.26%	1.26%	0.54%	0.54%	185%	$99,141
2014	$9.08	0.06	1.11	1.17	(0.10)	—	(0.10)	$10.15	12.96%	1.25%	1.25%	0.59%	0.59%	184%	$91,093
2013	$6.90	0.06	2.25	2.31	(0.13)	—	(0.13)	$9.08	34.11%	1.25%	1.25%	0.80%	0.80%	158%	$88,256
I Class(3)
2017	$10.05	0.09	2.42	2.51	(0.12)	—	(0.12)	$12.44	25.19%	0.96%	1.06%	0.78%	0.68%	85%	$4,568
2016	$10.96	0.12	0.09	0.21	(0.14)	(0.98)	(1.12)	$10.05	2.47%	1.03%	1.05%	1.24%	1.22%	116%	$2,729
2015	$10.36	0.08	0.60	0.68	(0.08)	—	(0.08)	$10.96	6.58%	1.06%	1.06%	0.74%	0.74%	185%	$2,665
2014	$9.27	0.09	1.11	1.20	(0.11)	—	(0.11)	$10.36	13.13%	1.05%	1.05%	0.79%	0.79%	184%	$2,501
2013	$7.03	0.07	2.31	2.38	(0.14)	—	(0.14)	$9.27	34.41%	1.05%	1.05%	1.00%	1.00%	158%	$317
A Class
2017(4)	$10.24	0.03	1.97	2.00	(0.01)	—	(0.01)	$12.23	19.50%	1.41%(6)	1.51%(6)	0.26%(6)	0.16%(6)	85%(7)	$30

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2017(4)	$10.24	—(5)	1.97	1.97	—(5)	—	—(5)	$12.21	19.28%	1.66%(6)	1.76%(6)	(0.01)%(6)	(0.11)%(6)	85%(7)	$61
R6 Class
2017(4)	$10.48	0.09	2.02	2.11	(0.01)	—	(0.01)	$12.58	20.17%	0.81%(6)	0.91%(6)	0.82%(6)	0.72%(6)	85%(7)	$201

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	December 1, 2016 (commencement of sale) through October 31, 2017.

(5)	Per share amount was less than $0.005.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adaptive Equity Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Adaptive Equity Fund of American Century Mutual Funds, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 15, 2017

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the

30

information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and

31

evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers. The Board and the Advisor agreed to a

32

temporary reduction of the Fund's annual unified management fee of 0.10% (e.g., the Investor Class unified fee will be reduced from 1.25% to 1.15%) for at least one year, beginning August 1, 2017. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$19,547,896,641	$402,531,816
Barry Fink	$19,543,961,253	$406,467,204
Jan M. Lewis	$19,556,221,886	$394,206,571
Stephen E. Yates	$19,543,817,152	$406,611,305
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2017.

For corporate taxpayers, the fund hereby designates $930,778, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2017 as qualified for the corporate dividends received deduction.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90976 1712

Annual Report

October 31, 2017

All Cap Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGTX	22.43%	13.47%	6.47%	—	11/25/83
Russell 3000 Growth Index	—	29.80%	16.70%	9.05%	—	—
I Class	ACAJX	22.64%	13.69%	—	15.07%	9/30/11
A Class	ACAQX					9/30/11
No sales charge		22.12%	13.19%	—	14.56%
With sales charge		15.09%	11.86%	—	13.45%
C Class	ACAHX	21.21%	12.34%	—	13.70%	9/30/11
R Class	ACAWX	21.79%	12.91%	—	14.27%	9/30/11
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $18,725

Russell 3000 Growth Index — $23,794

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	1.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Michael Orndorff and Marc Scott

Portfolio manager David Hollond retired in April 2017.

Performance Summary

All Cap Growth returned 22.43%* for the 12 months ended October 31, 2017, lagging the 29.80% return of the portfolio’s benchmark, the Russell 3000 Growth Index.

U.S. stock indices posted strong returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across all capitalization ranges. Within the Russell 3000 Growth Index, all sectors posted gains except for energy, which continued to struggle with low oil prices. Information technology, financials, and health care were leading performers in the index.

Our investment process focuses on improving growth instead of the high absolute growth rates that were rewarded by the market. Among sectors, stock selection in the health care sector also helped drive the fund’s underperformance relative to the Russell 3000 Growth Index. Stock choices in the consumer discretionary sector also weighed on results, as did stock selection and an overweight to energy. Stock decisions in the financials and real estate sectors were beneficial, as was avoiding the weak telecommunication services sector. Underweighting real estate was positive as well.

Health Care Stocks Were Key Detractors

Within the health care sector, stock selection among biotechnology stocks detracted from relative performance. Exposure to Shire was a significant detractor. Although the company reported good results, investor concerns over competitive threats to the company’s hemophilia franchise weighed on the shares.

Holdings in the household durables industry hampered performance in the consumer discretionary sector. Newell Brands, which owns solid consumer brands such as Rubbermaid, was a major detractor. Although Newell has executed well and continues to take share from peers, its end markets have decelerated and its core customers are reducing inventory.

Exposure to Range Resources was a major detractor. The mild winter was a headwind for natural gas prices, but prices have since rebounded on more normal weather, exports to Mexico, and strength in liquefied natural gas. Range Resources initially sold off on well issues in the acquired Terryville field, but we have started to see early signs of improvement.

Elsewhere, exposure to Mondelez International detracted as the company’s topline difficulties continued. The food and beverage company has struggled due to weakness in consumer staples and the rejection of its bid for Hershey. However, we have begun to see improvement in emerging markets, where the company has a large presence. Not owning benchmark component NVIDIA hindered results. The visual computing chip company’s gaming and data center businesses have continued to perform well, with the data center segment accelerating.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Financials Stocks Aided Performance

The financials sector performed well following the 2016 elections on anticipated stronger economic growth, higher interest rates, and deregulation. SVB Financial was a significant contributor that benefited from its strategic focus on the innovation economy and a rising rate environment.

Avoiding several weak real estate investment trusts also benefited performance. We think the sector is likely to struggle as interest rates rise.

Other top contributors included Teleflex. The medical device maker outperformed on solid quarterly earnings results and a positive outlook that topped expectations. Teleflex also announced the acquisition of a large urology treatment provider, which we think will augment growth and profitability. Panera Bread was a significant contributor and was eliminated from the portfolio following the announcement that it would be acquired by JAB Holding.

Not owning Altria benefited performance as the tobacco company’s stock sold off after the Food and Drug Administration began considering regulations to lower nicotine levels in cigarettes to nonaddictive levels. We don’t own the stock because it has been losing share to competing firms such as RJ Reynolds. Exposure to Alibaba Group, China’s largest online marketplace, benefited results. The company’s revenues continued to accelerate as it increased monetization of the online marketplace with more advertisements.

Outlook

Our investment process focuses on companies of all capitalization sizes with improving business fundamentals. The fund’s positioning remains largely stock specific. As of October 31, 2017, the largest overweight allocations relative to the benchmark were in the financials, health care, and information technology sectors. The portfolio was underweight industrials, materials, and telecommunication services.

6

Fund Characteristics

OCTOBER 31, 2017
Top Ten Holdings	% of net assets
Alphabet, Inc.*	7.5%
Amazon.com, Inc.	4.9%
Apple, Inc.	4.5%
Facebook, Inc., Class A	4.4%
Microsoft Corp.	4.0%
MasterCard, Inc., Class A	3.0%
FedEx Corp.	2.4%
Broadcom Ltd.	1.9%
Home Depot, Inc. (The)	1.8%
Teleflex, Inc.	1.8%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Internet Software and Services	13.2%
Software	9.5%
IT Services	6.7%
Internet and Direct Marketing Retail	6.0%
Biotechnology	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,072.70	$5.28	1.01%
I Class	$1,000	$1,073.60	$4.23	0.81%
A Class	$1,000	$1,071.50	$6.58	1.26%
C Class	$1,000	$1,067.40	$10.47	2.01%
R Class	$1,000	$1,070.20	$7.88	1.51%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.14	1.01%
I Class	$1,000	$1,021.12	$4.13	0.81%
A Class	$1,000	$1,018.85	$6.41	1.26%
C Class	$1,000	$1,015.07	$10.21	2.01%
R Class	$1,000	$1,017.59	$7.68	1.51%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2017

	Shares	Value
COMMON STOCKS — 99.6%
Aerospace and Defense — 1.3%
Boeing Co. (The)	22,841	$5,892,521
L3 Technologies, Inc.	44,382	8,307,423
		14,199,944
Air Freight and Logistics — 3.1%
FedEx Corp.	118,059	26,658,903
XPO Logistics, Inc.(1)	117,988	8,182,468
		34,841,371
Airlines — 0.3%
American Airlines Group, Inc.	77,857	3,645,265
Automobiles — 0.6%
Tesla, Inc.(1)	21,096	6,993,957
Banks — 2.2%
BankUnited, Inc.	91,377	3,184,488
SVB Financial Group(1)	44,149	9,680,993
Zions Bancorporation	256,623	11,922,705
		24,788,186
Beverages — 2.7%
Constellation Brands, Inc., Class A	39,549	8,664,790
Molson Coors Brewing Co., Class B	70,066	5,666,238
Monster Beverage Corp.(1)	271,873	15,749,603
		30,080,631
Biotechnology — 5.0%
AbbVie, Inc.	150,199	13,555,460
Acceleron Pharma, Inc.(1)	15,172	591,708
Alexion Pharmaceuticals, Inc.(1)	108,990	13,041,743
Celgene Corp.(1)	125,259	12,647,401
Incyte Corp.(1)	42,788	4,845,741
Shire plc	218,940	10,820,116
		55,502,169
Capital Markets — 3.2%
Affiliated Managers Group, Inc.	17,158	3,199,967
Cboe Global Markets, Inc.	55,096	6,229,154
Charles Schwab Corp. (The)	253,762	11,378,688
S&P Global, Inc.	44,894	7,024,564
SEI Investments Co.	115,215	7,432,520
		35,264,893
Chemicals — 0.5%
Scotts Miracle-Gro Co. (The)	55,158	5,494,840
Commercial Services and Supplies — 0.7%
Brink's Co. (The)	94,510	7,192,211
Communications Equipment — 0.7%
Palo Alto Networks, Inc.(1)	51,938	7,645,274
Construction and Engineering — 0.5%
Jacobs Engineering Group, Inc.	93,483	5,441,645

10

	Shares	Value
Construction Materials — 0.8%
Vulcan Materials Co.	70,811	$8,621,239
Consumer Finance — 0.3%
Discover Financial Services	50,675	3,371,408
Containers and Packaging — 1.3%
Ball Corp.	338,534	14,533,265
Electrical Equipment — 0.6%
AMETEK, Inc.	101,681	6,862,451
Electronic Equipment, Instruments and Components — 1.4%
Dolby Laboratories, Inc., Class A	204,709	11,860,839
National Instruments Corp.	86,835	3,907,575
		15,768,414
Equity Real Estate Investment Trusts (REITs) — 1.9%
Crown Castle International Corp.	101,113	10,827,180
SBA Communications Corp.(1)	65,443	10,286,331
		21,113,511
Food Products — 1.2%
Mondelez International, Inc., Class A	317,746	13,164,217
Health Care Equipment and Supplies — 4.0%
Align Technology, Inc.(1)	16,461	3,933,850
Baxter International, Inc.	174,664	11,260,588
Hill-Rom Holdings, Inc.	46,930	3,787,720
Teleflex, Inc.	83,252	19,729,059
West Pharmaceutical Services, Inc.	62,478	6,335,269
		45,046,486
Health Care Providers and Services — 3.2%
Aetna, Inc.	54,942	9,341,788
Amedisys, Inc.(1)	214,933	10,340,426
Envision Healthcare Corp.(1)	55,595	2,368,347
Humana, Inc.	52,322	13,360,423
		35,410,984
Hotels, Restaurants and Leisure — 2.6%
Las Vegas Sands Corp.	97,867	6,202,811
MGM Resorts International	330,020	10,346,127
Starbucks Corp.	219,380	12,030,799
		28,579,737
Household Durables — 1.6%
Newell Brands, Inc.	437,554	17,843,452
Internet and Direct Marketing Retail — 6.0%
Amazon.com, Inc.(1)	49,359	54,555,516
Expedia, Inc.	35,246	4,393,766
Priceline Group, Inc. (The)(1)	4,239	8,104,798
		67,054,080
Internet Software and Services — 13.2%
Alibaba Group Holding Ltd. ADR(1)	52,413	9,690,640
Alphabet, Inc., Class A(1)	76,573	79,102,972
Alphabet, Inc., Class C(1)	4,676	4,753,809
Facebook, Inc., Class A(1)	270,057	48,626,463
LogMeIn, Inc.	35,503	4,297,638
		146,471,522

11

	Shares	Value
IT Services — 6.7%
Alliance Data Systems Corp.	69,047	$15,447,885
Booz Allen Hamilton Holding Corp.	142,833	5,397,659
DXC Technology Co.	46,716	4,275,448
MasterCard, Inc., Class A	228,111	33,936,074
Visa, Inc., Class A	139,893	15,385,432
		74,442,498
Life Sciences Tools and Services — 0.8%
Bio-Techne Corp.	38,973	5,106,243
Illumina, Inc.(1)	15,976	3,278,115
		8,384,358
Machinery — 3.2%
Ingersoll-Rand plc	73,417	6,504,746
John Bean Technologies Corp.	8,710	931,099
Kennametal, Inc.	305,329	13,327,611
Middleby Corp. (The)(1)	86,589	10,035,665
Snap-on, Inc.	29,956	4,726,458
		35,525,579
Media — 1.2%
Comcast Corp., Class A	361,340	13,019,080
Multiline Retail — 0.5%
Dollar Tree, Inc.(1)	66,312	6,050,970
Oil, Gas and Consumable Fuels — 0.9%
Concho Resources, Inc.(1)	32,920	4,418,193
Pioneer Natural Resources Co.	20,932	3,132,893
Range Resources Corp.	147,727	2,675,336
		10,226,422
Pharmaceuticals — 2.3%
Eli Lilly & Co.	25,093	2,056,120
Jazz Pharmaceuticals plc(1)	75,651	10,706,886
Zoetis, Inc.	198,918	12,694,947
		25,457,953
Road and Rail — 1.0%
Canadian Pacific Railway Ltd.	33,041	5,730,631
Norfolk Southern Corp.	44,616	5,863,435
		11,594,066
Semiconductors and Semiconductor Equipment — 2.6%
Broadcom Ltd.	79,782	21,055,267
KLA-Tencor Corp.	67,120	7,308,697
		28,363,964
Software — 9.5%
Adobe Systems, Inc.(1)	98,395	17,234,868
Autodesk, Inc.(1)	53,378	6,670,115
Electronic Arts, Inc.(1)	131,295	15,702,882
Microsoft Corp.	529,370	44,032,996
Oracle Corp. (New York)	136,219	6,933,547
salesforce.com, Inc.(1)	151,567	15,511,367
		106,085,775
Specialty Retail — 4.7%
Burlington Stores, Inc.(1)	73,605	6,910,774
Home Depot, Inc. (The)	123,898	20,539,810

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	Shares	Value
Lowe's Cos., Inc.	209,492	$16,748,885
O'Reilly Automotive, Inc.(1)	37,917	7,998,591
		52,198,060
Technology Hardware, Storage and Peripherals — 4.5%
Apple, Inc.	298,323	50,428,520
Textiles, Apparel and Luxury Goods — 0.5%
NIKE, Inc., Class B	106,937	5,880,466
Tobacco — 2.3%
British American Tobacco plc	132,702	8,585,048
Philip Morris International, Inc.	166,671	17,440,453
		26,025,501
TOTAL COMMON STOCKS (Cost $712,495,403)		1,108,614,364
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $3,371,837), in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $3,298,231)		3,298,150
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $2,805,752), at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $2,749,026)		2,749,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,874	3,874
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,051,024)		6,051,024
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $718,546,427)		1,114,665,388
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,098,876)
TOTAL NET ASSETS — 100.0%		$1,113,566,512

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,956,864	CAD	6,129,707	Morgan Stanley	12/29/17	$202,633
USD	113,786	CAD	142,660	Morgan Stanley	12/29/17	3,138
USD	233,523	CAD	291,153	Morgan Stanley	12/29/17	7,703
GBP	332,149	USD	439,569	Morgan Stanley	12/29/17	2,386
USD	15,891,465	GBP	11,765,268	Morgan Stanley	12/29/17	236,667
USD	467,864	GBP	352,118	Morgan Stanley	12/29/17	(662)
USD	766,477	GBP	580,959	Morgan Stanley	12/29/17	(6,544)
USD	666,211	GBP	506,718	Morgan Stanley	12/29/17	(8,025)
						$437,296

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
GBP	-	British Pound
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $718,546,427)	$1,114,665,388
Receivable for investments sold	3,775,331
Receivable for capital shares sold	50,925
Unrealized appreciation on forward foreign currency exchange contracts	452,527
Dividends and interest receivable	281,832
1,119,226,003

Liabilities
Payable for investments purchased	4,393,352
Payable for capital shares redeemed	294,969
Unrealized depreciation on forward foreign currency exchange contracts	15,231
Accrued management fees	931,311
Distribution and service fees payable	12,067
Accrued other expenses	12,561
5,659,491

Net Assets	$1,113,566,512

Net Assets Consist of:
Capital (par value and paid-in surplus)	$629,967,919
Accumulated net investment loss	(1,158,503)
Undistributed net realized gain	88,200,839
Net unrealized appreciation	396,556,257
$1,113,566,512

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,081,685,667	31,347,074	$34.51
I Class, $0.01 Par Value	$1,963,589	56,082	$35.01
A Class, $0.01 Par Value	$10,184,708	300,786	$33.86*
C Class, $0.01 Par Value	$4,461,124	139,543	$31.97
R Class, $0.01 Par Value	$15,271,424	459,707	$33.22
*Maximum offering price $35.93 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $10,617)	$10,440,820
Interest	22,270
10,463,090

Expenses:
Management fees	10,617,670
Distribution and service fees:
A Class	26,294
C Class	44,892
R Class	72,160
Directors' fees and expenses	32,751
Other expenses	33,890
10,827,657

Net investment income (loss)	(364,567)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	88,218,375
Forward foreign currency exchange contract transactions	(760,113)
Foreign currency translation transactions	(20,213)
87,438,049

Change in net unrealized appreciation (depreciation) on:
Investments	127,381,436
Forward foreign currency exchange contracts	(818,457)
Translation of assets and liabilities in foreign currencies	7,245
126,570,224

Net realized and unrealized gain (loss)	214,008,273

Net Increase (Decrease) in Net Assets Resulting from Operations	$213,643,706

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$(364,567)	$(1,153,911)
Net realized gain (loss)	87,438,049	79,210,812
Change in net unrealized appreciation (depreciation)	126,570,224	(77,603,568)
Net increase (decrease) in net assets resulting from operations	213,643,706	453,333

Distributions to Shareholders
From net realized gains:
Investor Class	(76,992,389)	(66,713,169)
I Class	(24,235)	(17,255)
A Class	(892,906)	(698,339)
C Class	(367,332)	(308,984)
R Class	(1,122,342)	(870,358)
Decrease in net assets from distributions	(79,399,204)	(68,608,105)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(21,459,622)	(42,618,561)

Net increase (decrease) in net assets	112,784,880	(110,773,333)

Net Assets
Beginning of period	1,000,781,632	1,111,554,965
End of period	$1,113,566,512	$1,000,781,632

Accumulated net investment loss	$(1,158,503)	$(1,483,054)
See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. All Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

17

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class
1.000%	0.800%	1.000%	1.000%	1.000%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,093,260 and $6,280,379, respectively. The effect of interfund transactions on the Statement of Operations was $941,689 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 were $464,712,658 and $567,959,782, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	275,000,000		275,000,000
Sold	1,210,817	$38,104,988	1,072,643	$32,383,996
Issued in reinvestment of distributions	2,577,725	75,140,689	2,166,415	65,165,760
Redeemed	(4,234,620)	(133,767,212)	(4,719,984)	(142,192,350)
	(446,078)	(20,521,535)	(1,480,926)	(44,642,594)
I Class/Shares Authorized	20,000,000		20,000,000
Sold	50,801	1,694,156	2,512	75,506
Issued in reinvestment of distributions	821	24,235	568	17,255
Redeemed	(5,816)	(190,795)	(1,339)	(39,989)
	45,806	1,527,596	1,741	52,772
A Class/Shares Authorized	20,000,000		20,000,000
Sold	119,170	3,718,038	108,895	3,249,461
Issued in reinvestment of distributions	30,812	883,069	23,456	696,394
Redeemed	(206,118)	(6,452,655)	(106,911)	(3,133,904)
	(56,136)	(1,851,548)	25,440	811,951
C Class/Shares Authorized	20,000,000		20,000,000
Sold	31,689	924,752	41,379	1,195,441
Issued in reinvestment of distributions	13,485	367,332	10,826	308,984
Redeemed	(56,018)	(1,659,903)	(51,903)	(1,488,220)
	(10,844)	(367,819)	302	16,205
R Class/Shares Authorized	20,000,000		20,000,000
Sold	80,291	2,431,503	148,513	4,392,248
Issued in reinvestment of distributions	39,828	1,122,342	29,705	870,358
Redeemed	(126,203)	(3,800,161)	(138,739)	(4,119,501)
	(6,084)	(246,316)	39,479	1,143,105
Net increase (decrease)	(473,336)	$(21,459,622)	(1,413,964)	$(42,618,561)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,089,209,200	$19,405,164	—
Temporary Cash Investments	3,874	6,047,150	—
	$1,089,213,074	$25,452,314	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$452,527	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$15,231	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $29,760,406.

The value of foreign currency risk derivative instruments as of October 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $452,527 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $15,231 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(760,113) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(818,457) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$79,399,204	$68,608,105

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$719,126,515
Gross tax appreciation of investments	$411,142,633
Gross tax depreciation of investments	(15,603,760)
Net tax appreciation (depreciation)	$395,538,873
Undistributed ordinary income	—
Accumulated long-term gains	$88,780,927
Late-year ordinary loss deferral	$(721,207)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$30.56	(0.01)	6.41	6.40	—	(2.45)	(2.45)	$34.51	22.43%	1.01%	(0.03)%	44%	$1,081,686
2016	$32.53	(0.03)	0.08	0.05	—	(2.02)	(2.02)	$30.56	0.24%	1.00%	(0.09)%	49%	$971,588
2015	$34.71	(0.05)	2.71	2.66	—	(4.84)	(4.84)	$32.53	9.40%	1.00%	(0.15)%	43%	$1,082,419
2014	$35.63	(0.06)	3.64	3.58	—	(4.50)	(4.50)	$34.71	11.50%	1.00%	(0.18)%	56%	$1,079,950
2013	$30.44	0.12	7.22	7.34	(0.10)	(2.05)	(2.15)	$35.63	25.72%	1.00%	0.38%	60%	$1,081,599
I Class(3)
2017	$30.92	0.02	6.52	6.54	—	(2.45)	(2.45)	$35.01	22.64%	0.81%	0.17%	44%	$1,964
2016	$32.83	0.03	0.08	0.11	—	(2.02)	(2.02)	$30.92	0.46%	0.80%	0.11%	49%	$318
2015	$34.92	0.01	2.74	2.75	—	(4.84)	(4.84)	$32.83	9.60%	0.80%	0.05%	43%	$280
2014	$35.76	—(4)	3.66	3.66	—	(4.50)	(4.50)	$34.92	11.71%	0.80%	0.02%	56%	$191
2013	$30.50	0.16	7.26	7.42	(0.11)	(2.05)	(2.16)	$35.76	25.98%	0.80%	0.58%	60%	$110
A Class
2017	$30.10	(0.09)	6.30	6.21	—	(2.45)	(2.45)	$33.86	22.12%	1.26%	(0.28)%	44%	$10,185
2016	$32.15	(0.10)	0.07	(0.03)	—	(2.02)	(2.02)	$30.10	(0.02)%	1.25%	(0.34)%	49%	$10,743
2015	$34.44	(0.13)	2.68	2.55	—	(4.84)	(4.84)	$32.15	9.12%	1.25%	(0.40)%	43%	$10,657
2014	$35.47	(0.14)	3.61	3.47	—	(4.50)	(4.50)	$34.44	11.22%	1.25%	(0.43)%	56%	$8,837
2013	$30.36	0.04	7.19	7.23	(0.07)	(2.05)	(2.12)	$35.47	25.42%	1.25%	0.13%	60%	$8,517

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$28.75	(0.30)	5.97	5.67	—	(2.45)	(2.45)	$31.97	21.21%	2.01%	(1.03)%	44%	$4,461
2016	$31.02	(0.31)	0.06	(0.25)	—	(2.02)	(2.02)	$28.75	(0.77)%	2.00%	(1.09)%	49%	$4,324
2015	$33.62	(0.35)	2.59	2.24	—	(4.84)	(4.84)	$31.02	8.32%	2.00%	(1.15)%	43%	$4,656
2014	$34.96	(0.38)	3.54	3.16	—	(4.50)	(4.50)	$33.62	10.40%	2.00%	(1.18)%	56%	$3,932
2013	$30.11	(0.20)	7.11	6.91	(0.01)	(2.05)	(2.06)	$34.96	24.45%	2.00%	(0.62)%	60%	$3,321
R Class
2017	$29.65	(0.16)	6.18	6.02	—	(2.45)	(2.45)	$33.22	21.79%	1.51%	(0.53)%	44%	$15,271
2016	$31.77	(0.18)	0.08	(0.10)	—	(2.02)	(2.02)	$29.65	(0.25)%	1.50%	(0.59)%	49%	$13,809
2015	$34.16	(0.20)	2.65	2.45	—	(4.84)	(4.84)	$31.77	8.87%	1.50%	(0.65)%	43%	$13,544
2014	$35.30	(0.22)	3.58	3.36	—	(4.50)	(4.50)	$34.16	10.93%	1.50%	(0.68)%	56%	$9,743
2013	$30.27	(0.09)	7.22	7.13	(0.05)	(2.05)	(2.10)	$35.30	25.12%	1.50%	(0.12)%	60%	$5,828

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	Per-share amount was less than $0.005.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of All Cap Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of All Cap Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 15, 2017

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the

29

information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

30

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

31

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

32

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$19,547,896,641	$402,531,816
Barry Fink	$19,543,961,253	$406,467,204
Jan M. Lewis	$19,556,221,886	$394,206,571
Stephen E. Yates	$19,543,817,152	$406,611,305
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $79,399,256, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2017.

The fund utilized earnings and profits of $52 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90973 1712

Annual Report

October 31, 2017

Balanced Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWBIX	13.78%	8.62%	5.99%	—	10/20/88
Blended Index	—	14.08%	9.88%	6.48%	—	—
S&P 500 Index	—	23.63%	15.17%	7.51%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	0.90%	2.03%	4.18%	—	—
I Class	ABINX	13.99%	8.84%	6.20%	—	5/1/00
R5 Class	ABGNX	—	—	—	7.21%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.
The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Barclays U.S. Aggregate Bond Index. Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $17,892

Blended Index — $18,734

S&P 500 Index — $20,638

Bloomberg Barclays U.S. Aggregate Bond Index — $15,070

Total Annual Fund Operating Expenses
Investor Class	I Class	R5 Class
0.91%	0.71%	0.71%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Claudia Musat and Steven Rossi

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, and Brian Howell

Performance Summary

Balanced returned 13.78%* for the 12 months ended October 31, 2017. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index) returned 14.08%. Balanced seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The purpose of the broad bond market exposure is to reduce the volatility of the equity portfolio, providing a more attractive overall risk-return profile for investors. The total fund’s drivers of both absolute and relative returns, however, are typically a function of the equity allocation. Therefore, the performance attribution discussion focuses primarily on the equity segment.

Industrials, Real Estate, Telecommunication Services Led Equity Gains

Stock selection in the industrials sector, particularly in the industrial conglomerates and the aerospace and defense industries, was a key contributor to performance. Leading individual holdings in the sector included an underweight in conglomerate General Electric and an overweight in aircraft manufacturer Boeing. GE reported weak earnings and revenues and had low ratings in our growth and quality factors. In contrast, Boeing had strong earnings and scored strongly across all factors.

Real estate, telecommunication services, and consumer discretionary stocks also added to the fund’s relative performance. An underweight to real estate investment trusts (REITs) combined with stock selection to produce positive relative results. In telecommunication services, significant underweights to wireless service providers Verizon Communications and AT&T drove performance as they faced an increasingly competitive landscape. Verizon scored poorly on growth and quality factors. Within consumer discretionary, stock selection in specialty retail was strong.

Other top individual holdings included chipmaker Applied Materials, on average the fund’s second-largest overweight after Boeing during the period, and semiconductor manufacturing equipment maker Lam Research, the largest overweight at period-end, both of which scored very well on all factors.

Financials and Consumer Staples Largest Equity Detractors

The largest detractors from relative performance were the financials and consumer staples sectors along with health care. In financials, selection among banks was weak, and an underweight to the sector hurt as it had strong performance. An underweight to Bank of America hurt relative results. We added to our position in BoA over the course of the fiscal year, but nevertheless held less than the benchmark on average in a period when the stock performed very well. In consumer staples, selection in household products stocks was weak, with Spectrum Brand Holdings disappointing as it missed quarterly earnings estimates. Consequently, its ratings in growth, quality, and sentiment eroded during the 12-month period.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Elsewhere, positions in mobile chipmaker Qualcomm and Barrick Gold were other major individual detractors. Qualcomm had a rocky year, facing tough competition and handling a costly lawsuit from Apple. Barrick underperformed amid production disruptions at one of its mines and higher-than-expected production costs, resulting in disappointing earnings. Our alpha forecasts updated quickly to reflect the new information, so we eliminated our stake in Qualcomm and began to reduce our position in Barrick.

Bonds Performance Subdued

Bond market performance was modestly positive during the year. Global bonds sold off immediately after the President Trump’s surprise election win last November, which sparked a strong stock rally. Anticipation of inflationary pro-growth economic policies and rising expectations of more hawkish monetary policy by the Federal Reserve led to a bond market pullback. However, as the year progressed, benign inflation and continued central bank accommodative policies led to modest fixed-income market gains.

High-yield corporate and emerging markets bonds led the market in a “risk-on” environment in which investors sought out yield. Lower-rated corporate bonds outpaced higher-quality bonds. At the other extreme, U.S. Treasuries lagged the overall market, particularly longer-duration Treasuries. The yield curve flattened over the period as the Fed’s three quarter-point interest rate increases caused yields on shorter-term bonds to rise while a lack of inflationary pressure held longer-term rates down. In this environment, the fixed-income portion of Balanced Fund advanced, but slightly trailed the 0.9% return of its benchmark. One detracting aspect was the fund’s relatively long duration (bond price sensitivity to interest rate changes) positioning during the early post-election sell-off. The fund soon adopted a neutral duration with respect to its benchmark. On the positive side, the portfolio benefited from its overweight to higher-yielding credit sectors.

Outlook

The U.S. continues to enjoy modest but positive economic growth, a strong job market, low interest rates, and relatively muted inflation. Looking ahead, with strong economic fundamentals unchanged, a synchronized global recovery underway, and a cautious approach to rate normalization by the Fed, we anticipate little change in the interest-rate environment at either end of the yield curve. A successful adoption of the Trump administration’s tax and fiscal agenda could boost U.S. stocks, and lead to higher rates, rising inflation, and a steeper yield curve. However, in the absence of wage inflation pressures, we believe inflation risks remain low. Also, if efforts to pass tax reform or other U.S. government policy initiatives fail, rates may remain low longer, and stock prices could sag. We see growing opportunities in non-U.S. markets, particularly in Europe. We believe that with continued uncertainty on many fronts, a diversified approach, involving exposure to a wide range of non-correlating asset classes, is a prudent approach.

Fund Characteristics

OCTOBER 31, 2017
Key Fixed-Income Portfolio Statistics
Weighted Average Life	8.0 years
Average Duration (effective)	6.0 years

Top Ten Common Stocks	% of net assets
Alphabet, Inc., Class A	2.2%
Microsoft Corp.	2.1%
Apple, Inc.	2.1%
Amazon.com, Inc.	1.7%
Facebook, Inc., Class A	1.7%
Exxon Mobil Corp.	1.4%
Intel Corp.	1.2%
UnitedHealth Group, Inc.	1.1%
Pfizer, Inc.	1.0%
JPMorgan Chase & Co.	1.0%

Top Five Common Stocks Industries	% of net assets
Software	4.6%
Banks	4.1%
Internet Software and Services	3.9%
Semiconductors and Semiconductor Equipment	3.7%
Pharmaceuticals	2.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	60.7%
Corporate Bonds	11.7%
U.S. Treasury Securities	11.6%
U.S. Government Agency Mortgage-Backed Securities	9.3%
Collateralized Mortgage Obligations	2.8%
Asset-Backed Securities	2.3%
Commercial Mortgage-Backed Securities	1.9%
U.S. Government Agency Securities	0.8%
Municipal Securities	0.5%
Sovereign Governments and Agencies	0.4%
Temporary Cash Investments	2.3%
Other Assets and Liabilities	(4.3)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,059.50	$4.72	0.91%
I Class	$1,000	$1,060.60	$3.69	0.71%
R5 Class	$1,000	$1,061.00	$3.69	0.71%
Hypothetical
Investor Class	$1,000	$1,020.62	$4.63	0.91%
I Class	$1,000	$1,021.63	$3.62	0.71%
R5 Class	$1,000	$1,021.63	$3.62	0.71%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2017

	Shares/ Principal Amount	Value
COMMON STOCKS — 60.7%
Aerospace and Defense — 1.6%
Boeing Co. (The)	34,035	$8,780,349
Curtiss-Wright Corp.	7,242	856,367
General Dynamics Corp.	13,038	2,646,453
United Technologies Corp.	19,439	2,328,015
		14,611,184
Auto Components — 0.8%
BorgWarner, Inc.	39,831	2,099,890
Delphi Automotive plc	49,947	4,963,733
		7,063,623
Automobiles — 0.6%
Ford Motor Co.	411,772	5,052,442
Banks — 4.1%
Bank of America Corp.	228,934	6,270,502
Citigroup, Inc.	21,344	1,568,784
First Citizens BancShares, Inc., Class A	963	390,015
JPMorgan Chase & Co.	89,402	8,994,735
PNC Financial Services Group, Inc. (The)	10,787	1,475,554
SunTrust Banks, Inc.	83,474	5,025,970
U.S. Bancorp	114,862	6,246,196
Wells Fargo & Co.	109,503	6,147,498
		36,119,254
Beverages — 0.1%
Boston Beer Co., Inc. (The), Class A(1)	2,376	423,047
Coca-Cola Co. (The)	1,209	55,590
		478,637
Biotechnology — 2.7%
AbbVie, Inc.	91,702	8,276,106
Amgen, Inc.	40,984	7,181,217
Biogen, Inc.(1)	8,171	2,546,574
Celgene Corp.(1)	50,418	5,090,705
Gilead Sciences, Inc.	12,241	917,585
		24,012,187
Building Products — 0.6%
Allegion plc	12,259	1,022,278
Owens Corning	50,602	4,184,279
		5,206,557
Capital Markets — 1.1%
Affiliated Managers Group, Inc.	9,294	1,733,331
Evercore, Inc., Class A	52,069	4,170,727
Moelis & Co., Class A	6,612	282,663
MSCI, Inc.	7,590	890,762

	Shares/ Principal Amount	Value
Nasdaq, Inc.	42,355	$3,077,091
		10,154,574
Chemicals — 2.6%
Air Products & Chemicals, Inc.	32,663	5,207,462
Cabot Corp.	64,813	3,951,000
Eastman Chemical Co.	18,965	1,722,212
FMC Corp.	48,357	4,490,431
Huntsman Corp.	49,329	1,579,515
Monsanto Co.	10,809	1,308,970
PPG Industries, Inc.	42,568	4,948,104
		23,207,694
Commercial Services and Supplies — 0.4%
Waste Management, Inc.	42,275	3,473,737
Communications Equipment — 0.9%
Cisco Systems, Inc.	243,908	8,329,458
Consumer Finance — 0.1%
OneMain Holdings, Inc.(1)	25,396	806,831
Diversified Consumer Services — 0.4%
H&R Block, Inc.	129,921	3,214,246
Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(1)	21,469	4,013,415
Leucadia National Corp.	148,078	3,746,373
		7,759,788
Diversified Telecommunication Services — 0.2%
AT&T, Inc.	40,144	1,350,845
Verizon Communications, Inc.	11,171	534,756
		1,885,601
Electric Utilities — 0.6%
ALLETE, Inc.	2,603	203,945
FirstEnergy Corp.	138,450	4,561,927
Portland General Electric Co.	10,762	513,778
		5,279,650
Electrical Equipment — 0.5%
Eaton Corp. plc	59,223	4,739,025
Energy Equipment and Services — 0.3%
Halliburton Co.	57,569	2,460,499
TechnipFMC plc(1)	12,986	355,687
		2,816,186
Equity Real Estate Investment Trusts (REITs) — 0.7%
Gaming and Leisure Properties, Inc.	24,567	897,678
Potlatch Corp.	26,137	1,353,897
WP Carey, Inc.	54,746	3,730,940
		5,982,515
Food and Staples Retailing — 1.0%
CVS Health Corp.	74,961	5,137,077
Walgreens Boots Alliance, Inc.	62,333	4,130,808
		9,267,885

	Shares/ Principal Amount	Value
Food Products — 1.1%
Campbell Soup Co.	32,511	$1,540,046
Conagra Brands, Inc.	130,695	4,464,541
Tyson Foods, Inc., Class A	49,343	3,597,598
		9,602,185
Gas Utilities — 0.1%
National Fuel Gas Co.	7,814	453,603
Health Care Equipment and Supplies — 2.1%
Cooper Cos., Inc. (The)	18,382	4,416,459
Globus Medical, Inc., Class A(1)	10,296	328,134
Intuitive Surgical, Inc.(1)	13,763	5,166,080
LivaNova plc(1)	16,450	1,215,655
Masimo Corp.(1)	6,212	545,165
Medtronic plc	11,706	942,567
Teleflex, Inc.	2,126	503,819
Varian Medical Systems, Inc.(1)	6,930	722,037
Zimmer Biomet Holdings, Inc.	39,203	4,767,869
		18,607,785
Health Care Providers and Services — 2.1%
Cigna Corp.	28,604	5,641,281
Humana, Inc.	13,835	3,532,767
UnitedHealth Group, Inc.	44,996	9,459,059
		18,633,107
Hotels, Restaurants and Leisure — 1.2%
Carnival Corp.	26,583	1,764,845
Las Vegas Sands Corp.	63,986	4,055,433
Royal Caribbean Cruises Ltd.	38,708	4,790,889
		10,611,167
Household Durables — 0.3%
Garmin Ltd.	26,817	1,518,110
NVR, Inc.(1)	484	1,588,183
		3,106,293
Household Products — 0.8%
Kimberly-Clark Corp.	43,057	4,844,343
Procter & Gamble Co. (The)	16,766	1,447,576
Spectrum Brands Holdings, Inc.	10,153	1,116,018
		7,407,937
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp. (The)	339,198	3,605,675
Industrial Conglomerates — 1.5%
3M Co.	8,068	1,857,173
Carlisle Cos., Inc.	36,474	4,005,940
General Electric Co.	23,014	463,962
Honeywell International, Inc.	46,275	6,671,004
		12,998,079
Insurance — 0.8%
Allstate Corp. (The)	53,718	5,041,971

	Shares/ Principal Amount	Value
Hanover Insurance Group, Inc. (The)	15,257	$1,500,984
Loews Corp.	15,398	762,355
		7,305,310
Internet and Direct Marketing Retail — 2.7%
Amazon.com, Inc.(1)	13,683	15,123,546
Expedia, Inc.	17,422	2,171,826
Priceline Group, Inc. (The)(1)	3,360	6,424,186
		23,719,558
Internet Software and Services — 3.9%
Alphabet, Inc., Class A(1)	19,038	19,667,015
Facebook, Inc., Class A(1)	81,827	14,733,770
		34,400,785
IT Services — 1.5%
Amdocs Ltd.	7,623	496,257
Fidelity National Information Services, Inc.	13,844	1,284,169
International Business Machines Corp.	46,741	7,200,919
Total System Services, Inc.	63,392	4,567,394
		13,548,739
Leisure Products — 0.2%
Brunswick Corp.	36,964	1,872,227
Life Sciences Tools and Services — 0.7%
Thermo Fisher Scientific, Inc.	13,621	2,640,158
Waters Corp.(1)	16,153	3,166,796
		5,806,954
Machinery — 2.1%
Caterpillar, Inc.	19,062	2,588,620
Cummins, Inc.	28,980	5,125,982
Oshkosh Corp.	51,333	4,700,050
Parker-Hannifin Corp.	14,502	2,648,210
Toro Co. (The)	64,315	4,042,198
		19,105,060
Media — 0.4%
AMC Networks, Inc., Class A(1)	12,394	630,607
Comcast Corp., Class A	21,663	780,518
MSG Networks, Inc., Class A(1)	18,063	313,393
Time Warner, Inc.	19,925	1,958,428
		3,682,946
Metals and Mining — 0.1%
Barrick Gold Corp.	68,196	985,432
Oil, Gas and Consumable Fuels — 1.9%
Chevron Corp.	9,737	1,128,421
Exxon Mobil Corp.	152,172	12,683,536
HollyFrontier Corp.	40,249	1,487,201
Phillips 66	5,641	513,782
Valero Energy Corp.	9,699	765,154
		16,578,094
Personal Products — 0.1%
Nu Skin Enterprises, Inc., Class A	14,038	892,957
Pharmaceuticals — 2.8%
Eli Lilly & Co.	31,887	2,612,821

	Shares/ Principal Amount	Value
Johnson & Johnson	39,774	$5,544,893
Merck & Co., Inc.	131,557	7,247,475
Pfizer, Inc.	259,363	9,093,267
		24,498,456
Professional Services — 0.1%
ManpowerGroup, Inc.	9,925	1,223,554
Real Estate Management and Development — 0.3%
Realogy Holdings Corp.	84,822	2,742,295
Road and Rail — 0.7%
Union Pacific Corp.	56,560	6,549,082
Semiconductors and Semiconductor Equipment — 3.7%
Applied Materials, Inc.	94,249	5,318,471
Broadcom Ltd.	17,354	4,579,894
Intel Corp.	227,902	10,367,262
Lam Research Corp.	29,551	6,163,452
Texas Instruments, Inc.	68,432	6,616,690
		33,045,769
Software — 4.6%
Activision Blizzard, Inc.	67,124	4,395,951
Adobe Systems, Inc.(1)	34,945	6,120,966
Electronic Arts, Inc.(1)	7,216	863,034
Intuit, Inc.	25,608	3,867,320
Microsoft Corp.	227,989	18,964,125
Oracle Corp. (New York)	113,411	5,772,620
Synopsys, Inc.(1)	8,733	755,579
		40,739,595
Specialty Retail — 1.4%
Aaron's, Inc.	14,429	530,987
Best Buy Co., Inc.	76,643	4,290,475
Lowe's Cos., Inc.	69,965	5,593,702
Williams-Sonoma, Inc.	32,189	1,660,953
		12,076,117
Technology Hardware, Storage and Peripherals — 2.1%
Apple, Inc.	110,534	18,684,667
Western Digital Corp.	3,728	332,799
		19,017,466
Textiles, Apparel and Luxury Goods — 0.2%
Ralph Lauren Corp.	18,398	1,645,333
Thrifts and Mortgage Finance — 0.5%
Essent Group Ltd.(1)	105,627	4,501,823
Trading Companies and Distributors — 0.1%
United Rentals, Inc.(1)	5,234	740,506
Wireless Telecommunication Services†
T-Mobile US, Inc.(1)	3,514	210,032
TOTAL COMMON STOCKS (Cost $406,990,239)		539,374,995
CORPORATE BONDS — 11.7%
Aerospace and Defense — 0.2%
Boeing Co. (The), 2.20%, 10/30/22	$190,000	188,943
Lockheed Martin Corp., 4.25%, 11/15/19	250,000	261,819

	Shares/ Principal Amount	Value
Lockheed Martin Corp., 3.55%, 1/15/26	$300,000	$312,569
Lockheed Martin Corp., 3.80%, 3/1/45	80,000	79,011
Rockwell Collins, Inc., 4.35%, 4/15/47	80,000	86,068
United Technologies Corp., 6.05%, 6/1/36	250,000	320,458
United Technologies Corp., 3.75%, 11/1/46	100,000	97,688
		1,346,556
Auto Components†
Tenneco, Inc., 5.00%, 7/15/26	90,000	92,700
ZF North America Capital, Inc., 4.00%, 4/29/20(2)	150,000	155,437
		248,137
Automobiles — 0.4%
American Honda Finance Corp., 2.125%, 10/10/18	150,000	150,728
Ford Motor Co., 4.35%, 12/8/26	240,000	250,536
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	400,000	406,949
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	150,000	168,180
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	440,000	490,176
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	200,000	200,768
General Motors Co., 5.15%, 4/1/38	210,000	218,963
General Motors Financial Co., Inc., 3.25%, 5/15/18	350,000	352,740
General Motors Financial Co., Inc., 3.10%, 1/15/19	110,000	111,390
General Motors Financial Co., Inc., 3.20%, 7/6/21	620,000	633,072
General Motors Financial Co., Inc., 5.25%, 3/1/26	260,000	284,487
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(2)	150,000	153,562
		3,421,551
Banks — 1.7%
Banco Inbursa SA Institucion de Banca Multiple, 4.375%, 4/11/27(2)	230,000	228,850
Bank of America Corp., 4.10%, 7/24/23	70,000	74,469
Bank of America Corp., MTN, 5.625%, 7/1/20	310,000	336,456
Bank of America Corp., MTN, 4.00%, 4/1/24	420,000	445,355
Bank of America Corp., MTN, 4.20%, 8/26/24	380,000	401,620
Bank of America Corp., MTN, 4.00%, 1/22/25	600,000	621,752
Bank of America Corp., MTN, 5.00%, 1/21/44	110,000	127,484
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47(3)	140,000	152,087
Barclays Bank plc, 5.14%, 10/14/20	200,000	213,771
Barclays plc, 4.375%, 1/12/26	200,000	209,959
BPCE SA, 3.00%, 5/22/22(2)	250,000	251,498
BPCE SA, 5.15%, 7/21/24(2)	200,000	218,116
Branch Banking & Trust Co., 3.625%, 9/16/25	113,000	117,751
Branch Banking & Trust Co., 3.80%, 10/30/26	130,000	136,989
Capital One Financial Corp., 4.20%, 10/29/25	445,000	459,558
Capital One N.A., 2.35%, 8/17/18	250,000	250,870
Citigroup, Inc., 2.90%, 12/8/21	650,000	657,810
Citigroup, Inc., 4.05%, 7/30/22	70,000	73,626
Citigroup, Inc., 3.20%, 10/21/26	365,000	361,611
Citigroup, Inc., 4.45%, 9/29/27	650,000	687,802
Citigroup, Inc., VRN, 3.52%, 10/27/27(3)	390,000	390,113

	Shares/ Principal Amount	Value
Commerzbank AG, 8.125%, 9/19/23(2)	$200,000	$243,358
Cooperatieve Rabobank UA, 3.875%, 2/8/22	430,000	456,627
Fifth Third Bancorp, 4.30%, 1/16/24	110,000	117,052
Fifth Third Bank, 2.875%, 10/1/21	250,000	254,783
HBOS plc, MTN, 6.75%, 5/21/18(2)	300,000	307,781
Huntington Bancshares, Inc., 2.30%, 1/14/22	260,000	256,952
Intesa Sanpaolo SpA, 3.125%, 7/14/22(2)	220,000	220,783
Intesa Sanpaolo SpA, 5.02%, 6/26/24(2)	230,000	235,676
JPMorgan Chase & Co., 2.55%, 3/1/21	420,000	422,798
JPMorgan Chase & Co., 4.625%, 5/10/21	460,000	494,859
JPMorgan Chase & Co., 3.25%, 9/23/22	220,000	226,524
JPMorgan Chase & Co., 3.875%, 9/10/24	770,000	804,400
JPMorgan Chase & Co., 3.125%, 1/23/25	570,000	573,844
JPMorgan Chase & Co., 4.95%, 6/1/45	100,000	114,115
JPMorgan Chase & Co., VRN, 3.54%, 5/1/27(3)	320,000	324,081
JPMorgan Chase & Co., VRN, 3.88%, 7/24/37(3)	200,000	202,251
KeyCorp, MTN, 2.30%, 12/13/18	220,000	220,991
Kreditanstalt fuer Wiederaufbau, 2.00%, 10/4/22	300,000	297,782
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20	200,000	211,881
Regions Financial Corp., 2.75%, 8/14/22	160,000	160,425
SunTrust Bank, 3.30%, 5/15/26	200,000	198,333
Turkiye Garanti Bankasi AS, 5.875%, 3/16/23(2)	350,000	361,057
U.S. Bancorp, MTN, 3.00%, 3/15/22	110,000	113,111
U.S. Bancorp, MTN, 3.60%, 9/11/24	330,000	343,441
Wells Fargo & Co., 3.07%, 1/24/23	210,000	212,901
Wells Fargo & Co., 4.125%, 8/15/23	200,000	211,425
Wells Fargo & Co., 3.00%, 4/22/26	350,000	343,618
Wells Fargo & Co., MTN, 2.60%, 7/22/20	320,000	324,359
Wells Fargo & Co., MTN, 3.55%, 9/29/25	160,000	164,379
Wells Fargo & Co., MTN, 4.10%, 6/3/26	210,000	218,853
Wells Fargo & Co., MTN, 4.65%, 11/4/44	200,000	215,160
Wells Fargo & Co., MTN, 4.75%, 12/7/46	120,000	131,157
		15,402,304
Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23	670,000	691,933
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26	250,000	258,375
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	500,000	563,431
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	390,000	416,832
Constellation Brands, Inc., 4.75%, 12/1/25	330,000	364,920
Molson Coors Brewing Co., 3.00%, 7/15/26	250,000	243,915
		2,539,406
Biotechnology — 0.5%
AbbVie, Inc., 2.90%, 11/6/22	620,000	627,165
AbbVie, Inc., 3.60%, 5/14/25	120,000	123,544
AbbVie, Inc., 4.40%, 11/6/42	240,000	250,757
Amgen, Inc., 2.65%, 5/11/22	390,000	391,803
Amgen, Inc., 4.66%, 6/15/51	289,000	313,771

	Shares/ Principal Amount	Value
Biogen, Inc., 3.625%, 9/15/22	$520,000	$544,949
Celgene Corp., 3.25%, 8/15/22	190,000	194,294
Celgene Corp., 3.625%, 5/15/24	300,000	309,887
Celgene Corp., 3.875%, 8/15/25	300,000	312,406
Celgene Corp., 5.00%, 8/15/45	90,000	99,355
Gilead Sciences, Inc., 4.40%, 12/1/21	310,000	334,540
Gilead Sciences, Inc., 3.65%, 3/1/26	840,000	875,199
		4,377,670
Building Products†
Masco Corp., 4.45%, 4/1/25	170,000	182,587
Capital Markets†
Jefferies Group LLC, 4.85%, 1/15/27	180,000	191,637
Chemicals — 0.1%
Ashland LLC, 4.75%, 8/15/22	160,000	169,232
Dow Chemical Co. (The), 4.375%, 11/15/42	170,000	177,420
Eastman Chemical Co., 3.60%, 8/15/22	95,000	98,841
Ecolab, Inc., 4.35%, 12/8/21	250,000	269,386
LyondellBasell Industries NV, 5.00%, 4/15/19	200,000	206,930
Sherwin-Williams Co. (The), 3.45%, 6/1/27	150,000	152,670
		1,074,479
Commercial Services and Supplies — 0.1%
Republic Services, Inc., 3.55%, 6/1/22	220,000	228,991
Waste Management, Inc., 3.15%, 11/15/27(4)	140,000	140,294
Waste Management, Inc., 4.10%, 3/1/45	150,000	158,648
		527,933
Communications Equipment†
Cisco Systems, Inc., 5.90%, 2/15/39	130,000	173,676
CommScope Technologies LLC, 5.00%, 3/15/27(2)	160,000	156,200
		329,876
Construction Materials†
Owens Corning, 4.20%, 12/15/22	160,000	169,616
Consumer Finance — 0.3%
American Express Co., 1.55%, 5/22/18	220,000	219,935
American Express Credit Corp., MTN, 2.60%, 9/14/20	115,000	116,481
American Express Credit Corp., MTN, 2.25%, 5/5/21	450,000	450,533
American Express Credit Corp., MTN, 3.30%, 5/3/27	140,000	141,702
Capital One Bank USA N.A., 2.30%, 6/5/19	250,000	250,543
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	254,567
CIT Group, Inc., 5.00%, 8/15/22	240,000	258,600
Discover Bank, 3.45%, 7/27/26	250,000	246,969
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	150,000	159,356
PNC Bank N.A., 1.95%, 3/4/19	300,000	300,263
Synchrony Financial, 2.60%, 1/15/19	160,000	160,975
Synchrony Financial, 3.00%, 8/15/19	90,000	91,317
Visa, Inc., 2.75%, 9/15/27	190,000	186,607
		2,837,848

	Shares/ Principal Amount	Value
Containers and Packaging — 0.1%
Ball Corp., 4.00%, 11/15/23	$180,000	$185,625
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	250,000	260,900
WestRock RKT Co., 4.00%, 3/1/23	240,000	251,279
		697,804
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22	110,000	110,348
George Washington University (The), 3.55%, 9/15/46	115,000	108,669
		219,017
Diversified Financial Services — 1.1%
Ally Financial, Inc., 3.50%, 1/27/19	100,000	101,470
Ally Financial, Inc., 4.625%, 3/30/25	100,000	106,750
Banco Santander SA, 3.50%, 4/11/22	400,000	410,217
BNP Paribas SA, 4.375%, 9/28/25(2)	200,000	210,461
Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20	250,000	254,890
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	280,000	288,012
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	694,000	697,595
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	860,000	862,843
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20	110,000	117,781
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	460,000	515,180
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	460,000	467,569
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	230,000	230,728
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	100,000	114,094
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	400,000	447,383
HSBC Holdings plc, 2.95%, 5/25/21	800,000	813,977
HSBC Holdings plc, 4.30%, 3/8/26	400,000	429,762
HSBC Holdings plc, 4.375%, 11/23/26	220,000	231,775
HSBC Holdings plc, VRN, 3.26%, 3/13/22(3)	220,000	224,940
Morgan Stanley, 2.75%, 5/19/22	200,000	200,499
Morgan Stanley, 4.375%, 1/22/47	90,000	96,032
Morgan Stanley, MTN, 5.625%, 9/23/19	870,000	925,457
Morgan Stanley, MTN, 3.70%, 10/23/24	460,000	478,438
Morgan Stanley, MTN, 4.00%, 7/23/25	810,000	852,589
S&P Global, Inc., 3.30%, 8/14/20	120,000	123,112
UBS Group Funding Switzerland AG, 3.49%, 5/23/23(2)	300,000	307,746
UBS Group Funding Switzerland AG, 4.125%, 9/24/25(2)	200,000	211,139
		9,720,439
Diversified Telecommunication Services — 0.6%
AT&T, Inc., 5.00%, 3/1/21	250,000	271,204
AT&T, Inc., 3.60%, 2/17/23	200,000	206,999
AT&T, Inc., 3.40%, 5/15/25	890,000	881,260
AT&T, Inc., 3.90%, 8/14/27	730,000	728,131
AT&T, Inc., 6.55%, 2/15/39	287,000	346,808
AT&T, Inc., 4.75%, 5/15/46	130,000	122,939
AT&T, Inc., 5.45%, 3/1/47	80,000	83,804

	Shares/ Principal Amount	Value
AT&T, Inc., 5.15%, 2/14/50	$50,000	$49,494
British Telecommunications plc, 5.95%, 1/15/18	480,000	484,347
CenturyLink, Inc., 6.15%, 9/15/19	140,000	147,175
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(2)	290,000	295,073
Frontier Communications Corp., 8.50%, 4/15/20	59,000	58,484
Orange SA, 4.125%, 9/14/21	210,000	224,716
Orange SA, 5.50%, 2/6/44	80,000	97,504
Telefonica Emisiones SAU, 5.46%, 2/16/21	100,000	109,398
Telefonica Emisiones SAU, 5.21%, 3/8/47	180,000	198,830
Verizon Communications, Inc., 2.45%, 11/1/22	130,000	129,317
Verizon Communications, Inc., 2.625%, 8/15/26	160,000	151,200
Verizon Communications, Inc., 4.125%, 3/16/27	150,000	156,840
Verizon Communications, Inc., 4.75%, 11/1/41	150,000	150,999
Verizon Communications, Inc., 4.86%, 8/21/46	250,000	253,058
Verizon Communications, Inc., 5.01%, 8/21/54	199,000	199,698
		5,347,278
Electric Utilities†
AEP Transmission Co. LLC, 3.75%, 12/1/47(2)	100,000	101,198
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(2)	150,000	151,875
		253,073
Energy Equipment and Services†
Ensco plc, 5.20%, 3/15/25	40,000	33,900
Halliburton Co., 3.80%, 11/15/25	220,000	228,735
		262,635
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 5.05%, 9/1/20	130,000	139,652
American Tower Corp., 3.375%, 10/15/26	200,000	197,941
AvalonBay Communities, Inc., MTN, 3.35%, 5/15/27	80,000	81,212
Boston Properties LP, 3.65%, 2/1/26	160,000	163,164
Crown Castle International Corp., 5.25%, 1/15/23	180,000	199,077
Crown Castle International Corp., 4.45%, 2/15/26	40,000	42,330
Essex Portfolio LP, 3.625%, 8/15/22	150,000	155,458
Essex Portfolio LP, 3.25%, 5/1/23	50,000	50,815
Hospitality Properties Trust, 4.65%, 3/15/24	190,000	200,952
Hudson Pacific Properties LP, 3.95%, 11/1/27	180,000	180,511
Kilroy Realty LP, 3.80%, 1/15/23	140,000	144,493
Kilroy Realty LP, 4.375%, 10/1/25	140,000	147,284
Kimco Realty Corp., 2.80%, 10/1/26	240,000	226,300
Simon Property Group LP, 3.25%, 11/30/26	150,000	150,449
Ventas Realty LP, 4.125%, 1/15/26	100,000	104,186
VEREIT Operating Partnership LP, 4.125%, 6/1/21	230,000	240,484
Welltower, Inc., 3.75%, 3/15/23	130,000	135,150
		2,559,458
Food and Staples Retailing — 0.2%
CVS Health Corp., 3.50%, 7/20/22	220,000	226,801
CVS Health Corp., 2.75%, 12/1/22	170,000	169,433
CVS Health Corp., 5.125%, 7/20/45	160,000	179,347

	Shares/ Principal Amount	Value
Kroger Co. (The), 3.30%, 1/15/21	$330,000	$338,550
Kroger Co. (The), 3.70%, 8/1/27	100,000	99,587
Kroger Co. (The), 3.875%, 10/15/46	150,000	133,363
Mondelez International Holdings Netherlands BV, 1.625%, 10/28/19(2)	350,000	346,650
Target Corp., 2.50%, 4/15/26	310,000	298,238
		1,791,969
Food Products — 0.1%
Kraft Heinz Foods Co., 5.20%, 7/15/45	140,000	153,128
Kraft Heinz Foods Co., 4.375%, 6/1/46	70,000	68,578
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(2)	210,000	220,500
		442,206
Gas Utilities — 0.6%
Boardwalk Pipelines LP, 4.45%, 7/15/27	110,000	112,992
Enbridge Energy Partners LP, 6.50%, 4/15/18	130,000	132,757
Enbridge Energy Partners LP, 5.20%, 3/15/20	100,000	106,282
Enbridge, Inc., 4.00%, 10/1/23	140,000	146,485
Enbridge, Inc., 4.50%, 6/10/44	120,000	123,348
Energy Transfer Equity LP, 7.50%, 10/15/20	150,000	169,500
Energy Transfer LP, 4.15%, 10/1/20	200,000	208,905
Energy Transfer LP, 3.60%, 2/1/23	160,000	163,257
Energy Transfer LP, 4.90%, 3/15/35	70,000	69,450
Energy Transfer LP, 6.50%, 2/1/42	180,000	206,079
Enterprise Products Operating LLC, 4.85%, 3/15/44	460,000	500,389
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18(3)	140,000	140,700
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	210,000	229,235
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	170,000	182,778
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	210,000	243,763
Kinder Morgan, Inc., 5.55%, 6/1/45	150,000	163,516
Magellan Midstream Partners LP, 6.55%, 7/15/19	100,000	107,193
MPLX LP, 4.875%, 6/1/25	410,000	444,729
MPLX LP, 5.20%, 3/1/47	90,000	96,660
ONEOK, Inc., 4.00%, 7/13/27	120,000	122,344
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	310,000	313,663
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	590,000	656,403
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	330,000	333,878
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	100,000	99,656
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28(2)	160,000	161,200
Williams Cos., Inc. (The), 3.70%, 1/15/23	100,000	101,375
Williams Partners LP, 4.125%, 11/15/20	200,000	208,771
Williams Partners LP, 5.10%, 9/15/45	200,000	215,384
		5,760,692
Health Care Equipment and Supplies — 0.3%
Abbott Laboratories, 2.00%, 9/15/18	110,000	110,173
Abbott Laboratories, 3.75%, 11/30/26	300,000	310,008
Becton Dickinson and Co., 3.73%, 12/15/24	280,000	288,180

	Shares/ Principal Amount	Value
Becton Dickinson and Co., 3.70%, 6/6/27	$120,000	$120,941
Medtronic, Inc., 2.50%, 3/15/20	130,000	131,808
Medtronic, Inc., 3.50%, 3/15/25	230,000	239,051
Medtronic, Inc., 4.375%, 3/15/35	360,000	398,175
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	150,000	155,972
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	148,000	152,772
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	130,000	127,484
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	110,000	131,001
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	120,000	121,074
		2,286,639
Health Care Providers and Services — 0.3%
Aetna, Inc., 2.75%, 11/15/22	130,000	129,767
Anthem, Inc., 4.65%, 1/15/43	140,000	151,953
Duke University Health System, Inc., 3.92%, 6/1/47	160,000	163,665
Express Scripts Holding Co., 3.40%, 3/1/27	80,000	78,729
HCA, Inc., 3.75%, 3/15/19	310,000	315,425
Johns Hopkins Health System Corp. (The), 3.84%, 5/15/46	100,000	100,973
Kaiser Foundation Hospitals, 4.15%, 5/1/47	80,000	85,656
Mylan NV, 3.95%, 6/15/26	130,000	130,073
Northwell Healthcare, Inc., 4.26%, 11/1/47	120,000	120,182
NYU Hospitals Center, 4.43%, 7/1/42	90,000	94,119
Tenet Healthcare Corp., 4.625%, 7/15/24(2)	158,000	156,025
UnitedHealth Group, Inc., 2.875%, 12/15/21	230,000	235,349
UnitedHealth Group, Inc., 2.875%, 3/15/22	310,000	316,711
UnitedHealth Group, Inc., 3.75%, 7/15/25	210,000	222,348
UnitedHealth Group, Inc., 4.75%, 7/15/45	140,000	162,296
UnitedHealth Group, Inc., 3.75%, 10/15/47	110,000	108,048
Universal Health Services, Inc., 4.75%, 8/1/22(2)	130,000	134,550
		2,705,869
Hotels, Restaurants and Leisure — 0.1%
Aramark Services, Inc., 5.00%, 4/1/25(2)	100,000	107,125
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	170,000	174,037
McDonald's Corp., MTN, 3.25%, 6/10/24	100,000	103,052
McDonald's Corp., MTN, 3.375%, 5/26/25	80,000	82,341
McDonald's Corp., MTN, 4.45%, 3/1/47	330,000	354,124
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	130,000	144,014
		964,693
Household Durables — 0.2%
D.R. Horton, Inc., 3.625%, 2/15/18	270,000	270,398
D.R. Horton, Inc., 5.75%, 8/15/23	110,000	124,735
Lennar Corp., 4.75%, 12/15/17	210,000	210,630
Lennar Corp., 4.75%, 4/1/21	152,000	159,790
M.D.C. Holdings, Inc., 5.50%, 1/15/24	80,000	86,500
Newell Brands, Inc., 4.20%, 4/1/26	110,000	116,036
Newell Brands, Inc., 5.50%, 4/1/46	260,000	309,097
Toll Brothers Finance Corp., 6.75%, 11/1/19	100,000	108,625

		Shares/ Principal Amount	Value
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19		$100,000	$103,125
			1,488,936
Industrial Conglomerates — 0.1%
FedEx Corp., 4.40%, 1/15/47		170,000	177,410
General Electric Co., 2.70%, 10/9/22		210,000	212,984
General Electric Co., 4.125%, 10/9/42		180,000	186,537
General Electric Co., MTN, 4.375%, 9/16/20		250,000	266,347
			843,278
Insurance — 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.75%, 5/15/19		150,000	153,477
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21		300,000	324,541
American International Group, Inc., 4.125%, 2/15/24		550,000	585,784
American International Group, Inc., 4.50%, 7/16/44		120,000	125,106
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		230,000	237,308
Berkshire Hathaway, Inc., 4.50%, 2/11/43		220,000	249,073
Chubb INA Holdings, Inc., 3.15%, 3/15/25		280,000	285,121
Chubb INA Holdings, Inc., 3.35%, 5/3/26		110,000	112,872
CNP Assurances, VRN, 4.00%, 11/18/24(3)	EUR	300,000	388,232
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		$50,000	62,845
International Lease Finance Corp., 6.25%, 5/15/19		100,000	106,072
Markel Corp., 4.90%, 7/1/22		190,000	206,910
MetLife, Inc., 4.125%, 8/13/42		110,000	114,886
MetLife, Inc., 4.875%, 11/13/43		110,000	126,360
Metropolitan Life Global Funding I, 3.00%, 1/10/23(2)		200,000	203,745
Principal Financial Group, Inc., 3.30%, 9/15/22		70,000	71,909
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		70,000	75,867
Prudential Financial, Inc., MTN, 5.625%, 5/12/41		370,000	457,779
Voya Financial, Inc., 5.70%, 7/15/43		160,000	190,175
WR Berkley Corp., 4.625%, 3/15/22		130,000	139,657
WR Berkley Corp., 4.75%, 8/1/44		90,000	95,877
			4,313,596
Internet and Direct Marketing Retail — 0.1%
Amazon.com, Inc., 3.15%, 8/22/27(2)		390,000	393,110
Amazon.com, Inc., 3.875%, 8/22/37(2)		100,000	103,731
			496,841
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.00%, 8/15/26		200,000	194,429
Hewlett Packard Enterprise Co., 3.60%, 10/15/20		280,000	289,741
Hewlett Packard Enterprise Co., 4.90%, 10/15/25		70,000	74,543
			558,713
Machinery†
Oshkosh Corp., 5.375%, 3/1/22		290,000	301,962
Media — 0.7%
21st Century Fox America, Inc., 3.70%, 10/15/25		220,000	226,815

	Shares/ Principal Amount	Value
21st Century Fox America, Inc., 6.90%, 8/15/39	$70,000	$95,085
21st Century Fox America, Inc., 4.75%, 9/15/44	80,000	85,554
CBS Corp., 3.50%, 1/15/25	120,000	122,009
CBS Corp., 4.85%, 7/1/42	60,000	62,778
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	870,000	926,921
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	70,000	80,979
Comcast Corp., 6.40%, 5/15/38	310,000	416,639
Comcast Corp., 4.75%, 3/1/44	260,000	289,534
Discovery Communications LLC, 5.625%, 8/15/19	56,000	59,403
Discovery Communications LLC, 3.95%, 3/20/28	520,000	516,793
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	160,000	167,894
Lamar Media Corp., 5.375%, 1/15/24	180,000	189,900
NBCUniversal Media LLC, 4.375%, 4/1/21	380,000	407,072
NBCUniversal Media LLC, 2.875%, 1/15/23	120,000	121,992
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	160,000	165,180
Omnicom Group, Inc., 3.60%, 4/15/26	270,000	274,205
TEGNA, Inc., 5.125%, 7/15/20	330,000	338,663
Time Warner Cable LLC, 6.75%, 7/1/18	130,000	134,157
Time Warner Cable LLC, 5.50%, 9/1/41	70,000	73,761
Time Warner Cable LLC, 4.50%, 9/15/42	100,000	92,358
Time Warner, Inc., 4.70%, 1/15/21	140,000	149,457
Time Warner, Inc., 3.60%, 7/15/25	400,000	400,845
Time Warner, Inc., 3.80%, 2/15/27	150,000	150,251
Time Warner, Inc., 5.35%, 12/15/43	120,000	128,401
Viacom, Inc., 3.125%, 6/15/22	190,000	187,743
Viacom, Inc., 4.25%, 9/1/23	160,000	164,922
Virgin Media Secured Finance plc, 5.25%, 1/15/26(2)	200,000	208,290
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	80,000	85,159
		6,322,760
Metals and Mining — 0.1%
Barrick North America Finance LLC, 5.75%, 5/1/43	70,000	87,263
Glencore Finance Canada Ltd., 4.95%, 11/15/21(2)	110,000	119,019
Southern Copper Corp., 5.25%, 11/8/42	100,000	108,885
Steel Dynamics, Inc., 5.00%, 12/15/26	200,000	212,000
Vale Overseas Ltd., 6.25%, 8/10/26	150,000	173,178
		700,345
Multi-Utilities — 0.6%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24	180,000	190,575
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	160,000	166,426
CMS Energy Corp., 8.75%, 6/15/19	180,000	198,646
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	150,000	155,483
Dominion Energy, Inc., 6.40%, 6/15/18	190,000	195,359
Dominion Energy, Inc., 2.75%, 9/15/22	210,000	210,803
Dominion Energy, Inc., 3.625%, 12/1/24	300,000	310,895

	Shares/ Principal Amount	Value
Dominion Energy, Inc., 4.90%, 8/1/41	$120,000	$133,617
Duke Energy Corp., 3.55%, 9/15/21	90,000	93,807
Duke Energy Corp., 3.15%, 8/15/27	60,000	59,685
Duke Energy Florida LLC, 6.35%, 9/15/37	110,000	149,565
Duke Energy Florida LLC, 3.85%, 11/15/42	220,000	225,577
Duke Energy Progress LLC, 4.15%, 12/1/44	130,000	139,688
Exelon Corp., 5.15%, 12/1/20	220,000	236,652
Exelon Corp., 4.45%, 4/15/46	140,000	148,818
Exelon Generation Co. LLC, 4.25%, 6/15/22	120,000	127,662
Exelon Generation Co. LLC, 5.60%, 6/15/42	70,000	73,908
FirstEnergy Corp., 4.25%, 3/15/23	180,000	190,691
FirstEnergy Corp., 4.85%, 7/15/47	90,000	97,342
Florida Power & Light Co., 4.125%, 2/1/42	140,000	151,908
Georgia Power Co., 4.30%, 3/15/42	70,000	73,349
MidAmerican Energy Co., 4.40%, 10/15/44	250,000	280,997
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	290,000	299,842
NiSource Finance Corp., 5.65%, 2/1/45	140,000	173,650
Pacific Gas & Electric Co., 4.00%, 12/1/46	170,000	170,528
Potomac Electric Power Co., 3.60%, 3/15/24	120,000	126,072
Progress Energy, Inc., 3.15%, 4/1/22	90,000	92,066
Sempra Energy, 2.875%, 10/1/22	200,000	201,874
Sempra Energy, 3.25%, 6/15/27	180,000	179,181
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	90,000	88,320
Southern Power Co., 5.15%, 9/15/41	40,000	43,536
Southwestern Public Service Co., 3.70%, 8/15/47	100,000	100,167
Virginia Electric & Power Co., 3.45%, 2/15/24	160,000	166,280
Xcel Energy, Inc., 3.35%, 12/1/26	100,000	101,510
		5,354,479
Multiline Retail†
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	190,000	174,092
Oil, Gas and Consumable Fuels — 0.7%
Anadarko Petroleum Corp., 5.55%, 3/15/26	180,000	202,851
Anadarko Petroleum Corp., 6.45%, 9/15/36	110,000	133,881
Antero Resources Corp., 5.00%, 3/1/25	230,000	234,600
Apache Corp., 4.75%, 4/15/43	120,000	122,748
BP Capital Markets plc, 4.50%, 10/1/20	100,000	106,668
BP Capital Markets plc, 2.75%, 5/10/23	200,000	201,477
Cenovus Energy, Inc., 4.25%, 4/15/27(2)	110,000	110,576
Chevron Corp., 2.10%, 5/16/21	280,000	279,980
Cimarex Energy Co., 4.375%, 6/1/24	220,000	234,814
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	140,000	149,481
Concho Resources, Inc., 4.375%, 1/15/25	200,000	211,532
Concho Resources, Inc., 4.875%, 10/1/47	50,000	53,242
ConocoPhillips Holding Co., 6.95%, 4/15/29	40,000	52,395
Ecopetrol SA, 5.875%, 5/28/45	90,000	89,325
Encana Corp., 6.50%, 2/1/38	210,000	261,822
EOG Resources, Inc., 5.625%, 6/1/19	150,000	158,507

	Shares/ Principal Amount	Value
EOG Resources, Inc., 4.10%, 2/1/21	$130,000	$137,507
Exxon Mobil Corp., 2.71%, 3/6/25	280,000	282,148
Exxon Mobil Corp., 3.04%, 3/1/26	100,000	102,257
Hess Corp., 6.00%, 1/15/40	190,000	207,407
Marathon Oil Corp., 3.85%, 6/1/25	210,000	212,270
Marathon Oil Corp., 5.20%, 6/1/45	90,000	93,898
Newfield Exploration Co., 5.75%, 1/30/22	220,000	237,600
Noble Energy, Inc., 4.15%, 12/15/21	290,000	306,154
Petroleos Mexicanos, 6.00%, 3/5/20	120,000	128,130
Petroleos Mexicanos, 4.875%, 1/24/22	240,000	250,176
Petroleos Mexicanos, 3.50%, 1/30/23	60,000	58,752
Petroleos Mexicanos, 6.625%, 6/15/35	50,000	52,988
Petroleos Mexicanos, 5.50%, 6/27/44	230,000	208,357
Phillips 66, 4.30%, 4/1/22	250,000	268,023
Shell International Finance BV, 2.375%, 8/21/22	130,000	130,367
Shell International Finance BV, 3.25%, 5/11/25	200,000	205,956
Shell International Finance BV, 3.625%, 8/21/42	140,000	135,266
Statoil ASA, 2.45%, 1/17/23	190,000	190,429
Statoil ASA, 3.95%, 5/15/43	150,000	153,898
Suncor Energy, Inc., 6.50%, 6/15/38	70,000	93,180
Total Capital Canada Ltd., 2.75%, 7/15/23	120,000	121,589
		6,180,251
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(2)	350,000	382,265
International Paper Co., 4.40%, 8/15/47	190,000	197,098
		579,363
Pharmaceuticals — 0.2%
AbbVie, Inc., 4.70%, 5/14/45	60,000	65,304
Actavis, Inc., 3.25%, 10/1/22	200,000	203,445
Allergan Funding SCS, 3.85%, 6/15/24	320,000	332,718
Allergan Funding SCS, 4.55%, 3/15/35	150,000	158,125
Baxalta, Inc., 4.00%, 6/23/25	230,000	241,376
Celgene Corp., 3.45%, 11/15/27(4)	70,000	69,894
Forest Laboratories LLC, 4.875%, 2/15/21(2)	126,000	134,867
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	460,000	457,265
Zoetis, Inc., 3.00%, 9/12/27	100,000	98,100
		1,761,094
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	176,000	182,899
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	50,000	58,506
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	220,000	242,421
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	180,000	192,180
CSX Corp., 3.40%, 8/1/24	180,000	186,069
CSX Corp., 3.25%, 6/1/27	250,000	250,734
Norfolk Southern Corp., 5.75%, 4/1/18	40,000	40,649
Norfolk Southern Corp., 3.25%, 12/1/21	200,000	205,700
Union Pacific Corp., 4.00%, 2/1/21	100,000	105,578

	Shares/ Principal Amount	Value
Union Pacific Corp., 4.75%, 9/15/41	$150,000	$172,493
Union Pacific Corp., 4.05%, 11/15/45	80,000	84,193
		1,721,422
Semiconductors and Semiconductor Equipment — 0.1%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, 1/15/25(2)	210,000	208,572
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.50%, 1/15/28(2)	100,000	99,670
Intel Corp., 3.15%, 5/11/27	190,000	193,122
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(2)	200,000	208,750
QUALCOMM, Inc., 3.25%, 5/20/27	170,000	169,973
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26(2)	200,000	220,500
		1,100,587
Software — 0.3%
Microsoft Corp., 2.70%, 2/12/25	570,000	573,147
Microsoft Corp., 3.125%, 11/3/25	110,000	113,125
Microsoft Corp., 3.45%, 8/8/36	220,000	222,588
Microsoft Corp., 4.25%, 2/6/47	340,000	376,211
Oracle Corp., 2.50%, 10/15/22	260,000	261,447
Oracle Corp., 3.625%, 7/15/23	280,000	297,593
Oracle Corp., 2.65%, 7/15/26	100,000	98,073
Oracle Corp., 4.30%, 7/8/34	160,000	176,514
Oracle Corp., 4.00%, 7/15/46	150,000	155,717
		2,274,415
Specialty Retail — 0.2%
Ashtead Capital, Inc., 4.125%, 8/15/25(2)	200,000	201,750
Home Depot, Inc. (The), 3.75%, 2/15/24	150,000	159,321
Home Depot, Inc. (The), 5.95%, 4/1/41	360,000	476,844
Home Depot, Inc. (The), 3.90%, 6/15/47	50,000	51,267
Lowe's Cos., Inc., 3.10%, 5/3/27	190,000	190,204
Lowe's Cos., Inc., 4.05%, 5/3/47	80,000	82,655
United Rentals North America, Inc., 4.625%, 7/15/23	170,000	178,394
		1,340,435
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 2.85%, 5/6/21	180,000	184,529
Apple, Inc., 3.00%, 2/9/24	100,000	102,064
Apple, Inc., 2.50%, 2/9/25	540,000	532,366
Apple, Inc., 3.20%, 5/11/27	250,000	254,111
Apple, Inc., 2.90%, 9/12/27	120,000	118,876
Dell International LLC / EMC Corp., 6.02%, 6/15/26(2)	670,000	749,165
Seagate HDD Cayman, 4.75%, 6/1/23	210,000	216,169
		2,157,280
Textiles, Apparel and Luxury Goods†
PVH Corp., 4.50%, 12/15/22	210,000	214,200
Wireless Telecommunication Services†
America Movil SAB de CV, 3.125%, 7/16/22	310,000	316,412

	Shares/ Principal Amount	Value
Sprint Communications, Inc., 9.00%, 11/15/18(2)	$74,000	$78,532
		394,944
TOTAL CORPORATE BONDS (Cost $100,629,852)		103,940,365
U.S. TREASURY SECURITIES — 11.6%
U.S. Treasury Bonds, 3.50%, 2/15/39	1,050,000	1,182,132
U.S. Treasury Bonds, 4.375%, 11/15/39	2,500,000	3,171,533
U.S. Treasury Bonds, 4.375%, 5/15/41	1,600,000	2,039,281
U.S. Treasury Bonds, 3.125%, 11/15/41	2,200,000	2,320,785
U.S. Treasury Bonds, 3.00%, 5/15/42	200,000	206,340
U.S. Treasury Bonds, 2.75%, 11/15/42	2,180,000	2,145,810
U.S. Treasury Bonds, 2.875%, 5/15/43	1,420,000	1,427,017
U.S. Treasury Bonds, 3.75%, 11/15/43	250,000	292,002
U.S. Treasury Bonds, 3.125%, 8/15/44	1,830,000	1,923,788
U.S. Treasury Bonds, 3.00%, 11/15/44	1,580,000	1,622,524
U.S. Treasury Bonds, 2.50%, 2/15/45	5,520,000	5,132,522
U.S. Treasury Bonds, 3.00%, 5/15/45	350,000	359,064
U.S. Treasury Bonds, 3.00%, 11/15/45	350,000	358,832
U.S. Treasury Notes, 0.875%, 1/31/18	2,000,000	1,998,434
U.S. Treasury Notes, 1.00%, 3/15/18	7,150,000	7,142,976
U.S. Treasury Notes, 0.75%, 4/15/18	1,200,000	1,197,241
U.S. Treasury Notes, 2.625%, 4/30/18	875,000	880,717
U.S. Treasury Notes, 1.375%, 7/31/18(5)	1,130,000	1,129,647
U.S. Treasury Notes, 1.125%, 1/31/19	2,000,000	1,990,547
U.S. Treasury Notes, 1.50%, 2/28/19	3,000,000	2,999,004
U.S. Treasury Notes, 1.625%, 7/31/19	1,350,000	1,351,160
U.S. Treasury Notes, 1.625%, 8/31/19	2,800,000	2,801,586
U.S. Treasury Notes, 1.75%, 9/30/19	2,600,000	2,607,465
U.S. Treasury Notes, 1.50%, 10/31/19	5,650,000	5,638,965
U.S. Treasury Notes, 1.50%, 11/30/19	2,600,000	2,593,398
U.S. Treasury Notes, 1.375%, 1/15/20	3,000,000	2,982,891
U.S. Treasury Notes, 1.375%, 3/31/20	2,950,000	2,929,315
U.S. Treasury Notes, 1.375%, 4/30/20	1,500,000	1,488,750
U.S. Treasury Notes, 1.50%, 5/15/20	9,800,000	9,754,828
U.S. Treasury Notes, 1.625%, 6/30/20	2,350,000	2,345,135
U.S. Treasury Notes, 2.25%, 4/30/21	2,000,000	2,028,438
U.S. Treasury Notes, 2.00%, 10/31/21	12,380,000	12,428,601
U.S. Treasury Notes, 1.875%, 1/31/22	4,600,000	4,587,961
U.S. Treasury Notes, 1.875%, 4/30/22	3,500,000	3,484,756
U.S. Treasury Notes, 1.50%, 2/28/23	2,100,000	2,040,199
U.S. Treasury Notes, 1.375%, 6/30/23	780,000	749,562
U.S. Treasury Notes, 1.375%, 8/31/23	1,350,000	1,294,629
U.S. Treasury Notes, 2.25%, 11/15/25	2,000,000	1,992,305
U.S. Treasury Notes, 2.25%, 8/15/27	400,000	395,617
TOTAL U.S. TREASURY SECURITIES (Cost $102,469,023)		103,015,757

	Shares/ Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(6) — 9.3%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(7) — 1.2%
FHLMC, VRN, 1.81%, 11/15/17	$79,269	$81,970
FHLMC, VRN, 1.91%, 11/15/17	148,622	153,363
FHLMC, VRN, 2.01%, 11/15/17	115,014	119,166
FHLMC, VRN, 2.32%, 11/15/17	544,783	548,305
FHLMC, VRN, 2.37%, 11/15/17	656,454	664,221
FHLMC, VRN, 2.48%, 11/15/17	535,425	545,465
FHLMC, VRN, 2.59%, 11/15/17	247,903	251,807
FHLMC, VRN, 2.84%, 11/15/17	293,273	298,552
FHLMC, VRN, 3.09%, 11/15/17	999,723	1,027,327
FHLMC, VRN, 3.09%, 11/15/17	529,531	558,702
FHLMC, VRN, 3.12%, 11/15/17	214,463	226,421
FHLMC, VRN, 3.23%, 11/15/17	248,587	262,218
FHLMC, VRN, 3.49%, 11/15/17	63,797	66,807
FHLMC, VRN, 3.53%, 11/15/17	102,268	107,436
FHLMC, VRN, 3.61%, 11/15/17	59,429	63,084
FHLMC, VRN, 3.63%, 11/15/17	24,276	25,497
FHLMC, VRN, 3.65%, 11/15/17	96,789	100,449
FHLMC, VRN, 4.06%, 11/15/17	231,803	241,169
FHLMC, VRN, 4.07%, 11/15/17	87,878	91,256
FNMA, VRN, 2.23%, 11/25/17	562,986	581,740
FNMA, VRN, 2.63%, 11/25/17	412,682	419,136
FNMA, VRN, 2.93%, 11/25/17	367,889	376,925
FNMA, VRN, 2.94%, 11/25/17	228,523	237,451
FNMA, VRN, 2.94%, 11/25/17	394,065	409,693
FNMA, VRN, 2.94%, 11/25/17	183,779	191,185
FNMA, VRN, 2.94%, 11/25/17	313,222	325,847
FNMA, VRN, 3.15%, 11/25/17	186,602	195,577
FNMA, VRN, 3.18%, 11/25/17	489,949	501,934
FNMA, VRN, 3.20%, 11/25/17	807,965	825,867
FNMA, VRN, 3.21%, 11/25/17	333,865	341,374
FNMA, VRN, 3.26%, 11/25/17	729,017	753,314
FNMA, VRN, 3.32%, 11/25/17	31,958	33,284
FNMA, VRN, 3.32%, 11/25/17	92,316	95,628
FNMA, VRN, 3.35%, 11/25/17	50,801	53,374
FNMA, VRN, 3.53%, 11/25/17	153,203	159,375
FNMA, VRN, 3.93%, 11/25/17	145,906	151,285
		11,086,204
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 8.1%
FHLMC, 4.50%, 1/1/19	26,190	26,703
FHLMC, 6.50%, 1/1/28	15,061	16,719
FHLMC, 5.50%, 12/1/33	120,189	135,233
FHLMC, 5.00%, 7/1/35	995,692	1,087,676
FHLMC, 5.50%, 1/1/38	106,063	118,013
FHLMC, 6.00%, 8/1/38	59,240	66,936
FHLMC, 3.00%, 2/1/43	928,606	935,071

	Shares/ Principal Amount	Value
FHLMC, 6.50%, 7/1/47	$7,098	$7,612
FNMA, 3.00%, 11/13/17(8)	5,250,000	5,252,666
FNMA, 3.50%, 11/13/17(8)	13,900,000	14,286,594
FNMA, 4.00%, 11/13/17(8)	7,450,000	7,817,844
FNMA, 4.50%, 11/13/17(8)	1,705,000	1,822,685
FNMA, 4.50%, 5/1/19	13,558	13,793
FNMA, 4.50%, 5/1/19	31,676	32,227
FNMA, 5.00%, 9/1/20	105,365	107,115
FNMA, 6.50%, 1/1/29	21,477	24,368
FNMA, 7.50%, 7/1/29	54,608	60,392
FNMA, 7.50%, 9/1/30	12,698	15,176
FNMA, 5.00%, 7/1/31	617,287	670,702
FNMA, 6.50%, 9/1/31	15,398	17,078
FNMA, 7.00%, 9/1/31	7,922	8,651
FNMA, 6.50%, 1/1/32	14,628	16,223
FNMA, 6.50%, 8/1/32	22,018	25,020
FNMA, 5.50%, 6/1/33	64,971	72,561
FNMA, 5.50%, 7/1/33	109,847	122,629
FNMA, 5.50%, 8/1/33	194,381	217,310
FNMA, 5.50%, 9/1/33	125,005	140,386
FNMA, 5.00%, 11/1/33	368,919	404,819
FNMA, 5.00%, 4/1/35	482,463	529,503
FNMA, 4.50%, 9/1/35	219,587	235,736
FNMA, 5.00%, 2/1/36	313,501	344,026
FNMA, 5.50%, 4/1/36	117,539	131,292
FNMA, 5.50%, 5/1/36	227,364	253,775
FNMA, 5.00%, 11/1/36	832,332	913,567
FNMA, 5.50%, 2/1/37	57,677	64,309
FNMA, 6.00%, 7/1/37	464,883	525,946
FNMA, 6.50%, 8/1/37	82,143	90,753
FNMA, 5.50%, 7/1/39	385,424	430,227
FNMA, 5.00%, 4/1/40	924,964	1,005,650
FNMA, 5.00%, 6/1/40	765,701	832,967
FNMA, 4.50%, 8/1/40	1,129,631	1,215,522
FNMA, 4.50%, 9/1/40	2,109,085	2,280,026
FNMA, 3.50%, 1/1/41	1,185,353	1,224,290
FNMA, 4.00%, 1/1/41	1,076,321	1,146,586
FNMA, 4.00%, 5/1/41	1,162,530	1,225,630
FNMA, 4.50%, 7/1/41	399,767	432,369
FNMA, 4.50%, 9/1/41	425,997	458,375
FNMA, 4.50%, 9/1/41	1,828,241	1,969,915
FNMA, 4.00%, 12/1/41	1,085,233	1,152,038
FNMA, 4.00%, 1/1/42	643,368	678,269
FNMA, 4.00%, 1/1/42	862,421	909,115
FNMA, 3.50%, 5/1/42	1,718,743	1,775,501
FNMA, 3.50%, 6/1/42	588,948	609,557
FNMA, 3.00%, 11/1/42	1,428,013	1,436,803

	Shares/ Principal Amount	Value
FNMA, 3.50%, 5/1/45	$1,603,785	$1,654,498
FNMA, 6.50%, 8/1/47	13,762	14,844
FNMA, 6.50%, 9/1/47	16,171	17,385
FNMA, 6.50%, 9/1/47	1,183	1,275
FNMA, 6.50%, 9/1/47	23,366	25,137
FNMA, 6.50%, 9/1/47	6,233	6,689
GNMA, 3.00%, 11/20/17(8)	3,150,000	3,186,914
GNMA, 3.50%, 11/20/17(8)	3,300,000	3,423,106
GNMA, 4.00%, 11/20/17(8)	2,000,000	2,100,078
GNMA, 7.00%, 4/20/26	39,307	44,869
GNMA, 7.50%, 8/15/26	21,359	24,236
GNMA, 7.00%, 2/15/28	8,803	8,824
GNMA, 7.50%, 2/15/28	10,659	10,739
GNMA, 7.00%, 12/15/28	9,489	9,512
GNMA, 7.00%, 5/15/31	45,685	53,064
GNMA, 5.50%, 11/15/32	147,552	165,607
GNMA, 4.50%, 5/20/41	456,844	491,173
GNMA, 4.50%, 6/15/41	494,315	535,108
GNMA, 4.00%, 12/15/41	805,149	850,323
GNMA, 3.50%, 6/20/42	962,579	1,004,922
GNMA, 3.50%, 7/20/42	469,952	490,194
GNMA, 4.50%, 11/20/43	619,109	657,058
GNMA, 2.50%, 7/20/46	1,374,519	1,345,707
		71,515,211
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $82,186,891)		82,601,415
COLLATERALIZED MORTGAGE OBLIGATIONS(6) — 2.8%
Private Sponsor Collateralized Mortgage Obligations — 1.8%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	18,411	18,604
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.41%, 11/1/17(7)	241,786	244,044
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 11/1/17(2)(7)	401,205	409,429
Agate Bay Mortgage Trust, Series 2014-2, Class A14, VRN, 3.75%, 11/1/17(2)(7)	327,742	336,649
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.83%, 11/1/17(7)	217,075	216,719
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 3.29%, 11/1/17(7)	337,482	329,035
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.08%, 11/1/17(7)	661,681	656,174
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.55%, 11/1/17(7)	92,148	91,548
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 3.18%, 4/1/18, resets annually off the 1-year H15T1Y plus 2.15%	177,287	179,292
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	5,435	5,291
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 11/1/17(2)(7)	526,730	538,347

	Shares/ Principal Amount	Value
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 11/1/17(2)(7)	$1,000,000	$1,016,250
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.35%, 11/1/17(7)	372,815	373,008
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 3.34%, 11/1/17(7)	72,164	71,516
Flagstar Mortgage Trust 2017-2, Series 2017-2, Class A5 SEQ, VRN, 3.50%, 11/1/17(2)(7)	1,000,000	1,016,250
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 3.24%, 11/1/17(7)	150,714	149,626
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.56%, 11/1/17(7)	146,168	147,307
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.60%, 11/1/17(7)	267,711	269,830
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.28%, 11/1/17(7)	248,635	254,335
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.51%, 11/1/17(7)	338,447	341,750
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 3.46%, 11/1/17(7)	84,300	84,560
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.67%, 11/1/17(7)	42,403	42,484
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.61%, 11/1/17(7)	212,288	215,389
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 11/1/17(2)(7)	90,030	89,953
JPMorgan Mortgage Trust, Series 2016-4, Class A3, VRN, 3.50%, 11/1/17(2)(7)	300,951	306,909
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 11/1/17(2)(7)	805,228	820,035
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.47%, 11/1/17(7)	322,935	331,996
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.22%, 11/27/17(7)	145,497	144,223
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.97%, 11/1/17(7)	245,564	243,430
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 11/1/17(2)(7)	514,455	535,853
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.82%, 11/1/17(7)	7,681	7,931
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 11/1/17(7)	25,734	25,939
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(2)	142,807	149,032
Sequoia Mortgage Trust, Series 2017-1, Class A1, VRN, 3.50%, 11/1/17(2)(7)	595,861	608,057
Sequoia Mortgage Trust, Series 2017-5, Class A4 SEQ, VRN, 3.50%, 11/1/17(2)(7)	479,767	490,761
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 11/1/17(2)(7)	747,088	766,576
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/1/17(2)(7)	302,348	296,681
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 3.36%, 11/1/17(7)	182,679	190,909
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.33%, 11/1/17(7)	135,143	135,903

	Shares/ Principal Amount	Value
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.98%, 11/27/17, resets monthly off the 1-month LIBOR plus 0.74%	$680,229	$649,901
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 11/1/17(2)(7)	348,616	356,291
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.07%, 11/1/17(7)	476,740	470,239
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-4, Class A9, 5.50%, 5/25/34	48,946	50,025
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 3.47%, 11/1/17(7)	117,697	120,468
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.08%, 11/1/17(7)	114,362	116,741
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	61,339	60,665
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	198,114	203,902
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.38%, 11/1/17(7)	431,349	454,020
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 3.37%, 11/1/17(7)	42,314	43,608
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 3.37%, 11/1/17(7)	282,092	290,016
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.45%, 11/1/17(7)	218,773	221,505
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 3.34%, 11/1/17(7)	209,608	211,165
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	97,798	97,917
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	117,307	116,503
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	62,166	62,767
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	47,828	49,053
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	34,564	36,211
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 5.73%, 11/1/17(7)	81,726	78,796
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	158,300	167,059
		16,008,477
U.S. Government Agency Collateralized Mortgage Obligations — 1.0%
FHLMC, Series 2016-DNA4, Class M2, VRN, 2.54%, 11/27/17, resets monthly off the 1-month LIBOR plus 1.30%	40,000	40,550
FHLMC, Series 2016-HQA3, Class M2, VRN, 2.59%, 11/27/17, resets monthly off the 1-month LIBOR plus 1.35%	475,000	480,869
FHLMC, Series 2017-DNA2, Class M1, VRN, 2.44%, 11/27/17, resets monthly off the 1-month LIBOR plus 1.20%	68,135	69,047
FHLMC, Series 77, Class H, 8.50%, 9/15/20	499	511
FHLMC, Series KF29, Class A, VRN, 1.59%, 11/25/17, resets monthly off the 1-month LIBOR plus 0.36%	1,779,804	1,781,765
FHLMC, Series KF31, Class A, VRN, 1.60%, 11/25/17, resets monthly off the 1-month LIBOR plus 0.37%	1,950,000	1,954,042
FHLMC, Series KF32, Class A, VRN, 1.60%, 11/25/17, resets monthly off the 1-month LIBOR plus 0.37%	1,774,848	1,777,985

	Shares/ Principal Amount	Value
FNMA, Series 2014-C02, Class 1M2, VRN, 3.84%, 11/27/17, resets monthly off the 1-month LIBOR plus 2.60%	$125,000	$131,196
FNMA, Series 2014-C02, Class 2M2, VRN, 3.84%, 11/27/17, resets monthly off the 1-month LIBOR plus 2.60%	650,000	676,793
FNMA, Series 2016-C04, Class 1M1, VRN, 2.69%, 11/27/17, resets monthly off the 1-month LIBOR plus 1.45%	487,264	492,508
FNMA, Series 2016-C05, Class 2M1, VRN, 2.59%, 11/27/17, resets monthly off the 1-month LIBOR plus 1.35%	420,387	423,218
FNMA, Series 2017-C01, Class 1M1, VRN, 2.54%, 11/27/17, resets monthly off the 1-month LIBOR plus 1.30%	714,683	721,698
FNMA, Series 2017-C03, Class 1M1, VRN, 2.19%, 11/27/17, resets monthly off the 1-month LIBOR plus 0.95%	659,120	663,521
		9,213,703
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $25,121,101)		25,222,180
ASSET-BACKED SECURITIES(6) — 2.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(2)	1,500,000	1,506,386
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	539,368	539,473
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, VRN, 1.86%, 11/22/17, resets monthly off the 1-month LIBOR plus 0.62%	1,250,000	1,265,538
Colony American Homes, Series 2014-2A, Class A, VRN, 2.19%, 11/17/17, resets monthly off the 1-month LIBOR plus 0.95%(2)	602,458	605,146
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 2.49%, 11/17/17, resets monthly off the 1-month LIBOR plus 1.25%(2)	1,393,276	1,406,289
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(2)	337,587	337,537
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(2)	435,692	435,807
Enterprise Fleet Financing LLC, Series 2016-2, Class A2 SEQ, 1.74%, 2/22/22(2)	1,426,514	1,425,682
Enterprise Fleet Financing LLC, Series 2017-1, Class A2 SEQ, 2.13%, 7/20/22(2)	650,000	651,680
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 SEQ, 1.97%, 1/20/23(2)	1,300,000	1,300,285
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(2)	2,250,000	2,248,658
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	88,001	87,621
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	484,914	479,015
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(2)	499,565	499,234
Honda Auto Receivables Owner Trust, Series 2017-1, Class A2 SEQ, 1.42%, 7/22/19	672,721	672,370
Hyundai Auto Receivables Trust, Series 2017-A, Class A2A SEQ, 1.48%, 2/18/20	1,500,000	1,500,861
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 2.44%, 11/17/17, resets monthly off the 1-month LIBOR plus 1.20%(2)	143,309	143,420
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(2)	287,297	284,732

	Shares/ Principal Amount	Value
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	$319,587	$319,753
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	512,806	504,314
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(2)	1,055,892	1,051,942
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 2.64%, 11/17/17, resets monthly off the 1-month LIBOR plus 1.40%(2)	550,000	556,070
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(2)	353,252	354,714
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(2)	342,205	341,684
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(2)	188,409	188,205
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 11/1/17(2)(7)	547,070	550,507
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	136,943	142,763
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	690,387	687,599
TOTAL ASSET-BACKED SECURITIES (Cost $20,057,246)		20,087,285
COMMERCIAL MORTGAGE-BACKED SECURITIES(6) — 1.9%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 2.04%, 11/15/17, resets monthly off the 1-month LIBOR plus 0.80%(2)	825,000	826,289
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(2)	625,000	637,075
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	1,000,000	1,021,809
COMM Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 11/10/34(2)	800,000	809,469
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, VRN, 4.43%, 11/1/17(7)	675,000	725,639
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 11/1/17(7)	775,000	826,227
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 11/1/17(7)	900,000	955,798
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49	400,000	389,927
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(2)	1,100,000	1,124,271
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 1.94%, 11/15/17, resets monthly off the 1-month LIBOR plus 0.70%(2)	1,250,000	1,257,595
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, VRN, 3.76%, 11/1/17(7)	1,000,000	1,025,341
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 2.98%, 11/1/17(2)(7)	1,275,000	1,241,496
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 11/1/17(7)	475,000	491,879
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, 3/15/50	920,000	949,514
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.17%, 12/15/46	275,000	295,338

	Shares/ Principal Amount	Value
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	$450,000	$485,032
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 2.14%, 11/15/17, resets monthly off the 1-month LIBOR plus 0.90%(2)	925,000	925,658
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.82%, 8/15/49	600,000	592,789
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	675,000	690,414
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 11/1/17(2)(7)	725,000	736,998
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3, 3.20%, 6/15/50	700,000	709,085
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $16,628,635)		16,717,643
U.S. GOVERNMENT AGENCY SECURITIES — 0.8%
FNMA, 2.125%, 4/24/26	270,000	262,846
FNMA, 6.625%, 11/15/30	4,870,000	6,916,179
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $6,968,508)		7,179,025
MUNICIPAL SECURITIES — 0.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	195,000	277,545
Los Angeles Community College District GO, 6.68%, 8/1/36	100,000	139,811
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	105,000	147,299
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	60,000	84,942
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	130,000	152,096
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	200,000	305,038
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	95,000	140,468
New York City GO, 6.27%, 12/1/37	95,000	127,507
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	110,000	127,170
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	60,380
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	245,000	275,515
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	205,000	249,274
Sacramento Municipal Utility District Electric Rev., 6.16%, 5/15/36	210,000	266,316
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	95,000	112,843
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	105,000	133,578
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	65,000	95,678
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	120,000	146,069
State of California GO, 7.55%, 4/1/39	100,000	154,550
State of California GO, 7.30%, 10/1/39	290,000	428,904
State of California GO, (Building Bonds), 7.60%, 11/1/40	80,000	125,878
State of Illinois GO, 5.10%, 6/1/33	245,000	247,457
State of Oregon Department of Transportation Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	70,000	89,678

	Shares/ Principal Amount	Value
State of Texas GO, 5.52%, 4/1/39	$50,000	$64,218
State of Washington GO, 5.14%, 8/1/40	20,000	24,965
TOTAL MUNICIPAL SECURITIES (Cost $3,244,952)		3,977,179
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.4%
Chile†
Chile Government International Bond, 3.25%, 9/14/21	100,000	104,150
Chile Government International Bond, 3.625%, 10/30/42	100,000	99,500
		203,650
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21	310,000	329,375
Colombia Government International Bond, 7.375%, 9/18/37	300,000	397,500
Colombia Government International Bond, 6.125%, 1/18/41	100,000	117,950
		844,825
Italy†
Republic of Italy Government International Bond, 6.875%, 9/27/23	220,000	262,713
Mexico — 0.1%
Mexico Government International Bond, 4.15%, 3/28/27	600,000	624,450
Mexico Government International Bond, MTN, 4.75%, 3/8/44	400,000	400,748
		1,025,198
Peru — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37	70,000	94,500
Peruvian Government International Bond, 5.625%, 11/18/50	170,000	214,795
		309,295
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21	300,000	317,419
Philippine Government International Bond, 6.375%, 10/23/34	150,000	201,303
		518,722
Poland†
Republic of Poland Government International Bond, 3.00%, 3/17/23	140,000	143,145
Republic of Poland Government International Bond, 5.125%, 4/21/21	140,000	153,072
		296,217
South Africa†
Republic of South Africa Government International Bond, 4.67%, 1/17/24	110,000	111,669
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	120,000	118,800
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $3,514,627)		3,691,089
TEMPORARY CASH INVESTMENTS — 2.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $20,181,451)	20,181,451	20,181,451
TOTAL INVESTMENT SECURITIES — 104.3% (Cost $787,992,525)		925,988,384
OTHER ASSETS AND LIABILITIES — (4.3)%		(38,029,548)
TOTAL NET ASSETS — 100.0%		$887,958,836

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	394,105	EUR	326,620	JPMorgan Chase Bank N.A.	12/20/17	$12,596
USD	8,141	EUR	6,905	JPMorgan Chase Bank N.A.	12/20/17	76
						$12,672

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	75	December 2017	USD	7,500,000	$8,789,062	$(99,192)
U.S. Treasury 10-Year Notes	20	December 2017	USD	2,000,000	2,498,750	(43,014)
U.S. Treasury 10-Year Ultra Notes	12	December 2017	USD	1,200,000	1,607,063	(33,777)
U.S. Treasury Long Bonds	3	December 2017	USD	300,000	457,406	(2,163)
					$13,352,281	$(178,146)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type*	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Markit CDX North America Investment Grade Index Series 29	Sell	1.00%	12/20/22	$2,000,000	$39,296	$9,031	$48,327

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**
The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.24%	11/15/26	$1,300,000	$514	$(17,400)	$(16,886)
CPURNSA	Receive	2.28%	11/16/26	$1,300,000	514	(21,721)	(21,207)
CPURNSA	Receive	2.27%	11/21/26	$1,300,000	514	(21,187)	(20,673)
CPURNSA	Receive	2.17%	5/10/27	$1,100,000	487	(7,965)	(7,478)
					$2,029	$(68,273)	$(66,244)

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	2.26%	11/15/26	$1,000,000	$(14,715)
Bank of America N.A.	CPURNSA	Receive	2.29%	11/16/26	$1,000,000	(17,342)
Bank of America N.A.	CPURNSA	Receive	2.28%	11/21/26	$1,000,000	(16,293)
Barclays Bank plc	CPURNSA	Receive	2.25%	11/15/26	$1,000,000	(13,496)
Barclays Bank plc	CPURNSA	Receive	2.28%	11/16/26	$1,000,000	(16,730)
Barclays Bank plc	CPURNSA	Receive	2.26%	11/21/26	$1,000,000	(15,022)
						$(93,598)

* Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $41,347,068, which represented 4.7% of total net assets.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on forward commitments, forward foreign currency exchange contracts, futures contracts, and/or swap agreements. At the period end, the aggregate value of securities pledged was $472,527.

(6)	Final maturity date indicated, unless otherwise noted.

(7)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(8)	Forward commitment. Settlement date is indicated.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $787,992,525)	$925,988,384
Receivable for investments sold	6,193,133
Receivable for capital shares sold	79,296
Receivable for variation margin on swap agreements	2,741
Unrealized appreciation on forward foreign currency exchange contracts	12,672
Dividends and interest receivable	2,498,243
934,774,469

Liabilities
Payable for investments purchased	43,909,179
Payable for capital shares redeemed	2,134,051
Payable for variation margin on futures contracts	7,117
Swap agreements, at value	93,598
Accrued management fees	661,679
Accrued other expenses	10,009
46,815,633

Net Assets	$887,958,836

Net Assets Consist of:
Capital (par value and paid-in surplus)	$712,657,981
Undistributed net investment income	1,170,091
Undistributed net realized gain	36,452,609
Net unrealized appreciation	137,678,155
$887,958,836

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$814,568,595	42,185,777	$19.31
I Class, $0.01 Par Value	$73,384,888	3,798,240	$19.32
R5 Class, $0.01 Par Value	$5,353	277	$19.32

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,053)	$11,163,964
Interest	8,954,772
20,118,736

Expenses:
Management fees	7,574,405
Directors' fees and expenses	26,357
Other expenses	27,870
7,628,632

Net investment income (loss)	12,490,104

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	39,795,927
Forward foreign currency exchange contract transactions	188,725
Futures contract transactions	19,999
Swap agreement transactions	38,873
Foreign currency translation transactions	(2,032)
40,041,492

Change in net unrealized appreciation (depreciation) on:
Investments	58,256,680
Forward foreign currency exchange contracts	(160,848)
Futures contracts	(160,762)
Swap agreements	(152,840)
Translation of assets and liabilities in foreign currencies	1,567
57,783,797

Net realized and unrealized gain (loss)	97,825,289

Net Increase (Decrease) in Net Assets Resulting from Operations	$110,315,393

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$12,490,104	$11,746,695
Net realized gain (loss)	40,041,492	7,899,815
Change in net unrealized appreciation (depreciation)	57,783,797	5,014,397
Net increase (decrease) in net assets resulting from operations	110,315,393	24,660,907

Distributions to Shareholders
From net investment income:
Investor Class	(12,032,665)	(11,708,828)
I Class	(1,102,956)	(933,774)
R5 Class	(46)	—
From net realized gains:
Investor Class	(7,066,911)	(33,526,043)
I Class	(560,856)	(2,302,749)
Decrease in net assets from distributions	(20,763,434)	(48,471,394)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(15,464,903)	(5,756,686)

Net increase (decrease) in net assets	74,087,056	(29,567,173)

Net Assets
Beginning of period	813,871,780	843,438,953
End of period	$887,958,836	$813,871,780

Undistributed net investment income	$1,170,091	$1,089,271

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fund offers the Investor Class, I Class (formerly Institutional Class) and R5 Class. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2017 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.800% to 0.900%	0.90%
I Class	0.600% to 0.700%	0.70%
R5 Class	0.600% to 0.700%	0.70%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $6,792,671 and $5,306,659, respectively. The effect of interfund transactions on the Statement of Operations was $377,227 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2017 totaled $980,300,669, of which $493,540,881 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 totaled $999,860,616, of which $478,919,137 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017(1)		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	360,000,000		350,000,000
Sold	3,792,164	$68,827,438	3,304,995	$56,554,508
Issued in reinvestment of distributions	1,033,181	18,655,112	2,618,200	44,184,540
Redeemed	(6,045,243)	(110,644,072)	(6,581,040)	(112,672,745)
	(1,219,898)	(23,161,522)	(657,845)	(11,933,697)
I Class/Shares Authorized	40,000,000		25,000,000
Sold	1,099,075	20,321,149	603,519	10,443,061
Issued in reinvestment of distributions	91,815	1,661,482	191,542	3,236,523
Redeemed	(777,932)	(14,291,058)	(435,815)	(7,502,573)
	412,958	7,691,573	359,246	6,177,011
R5 Class/Shares Authorized	50,000,000		N/A
Sold	275	5,000
Issued in reinvestment of distributions	2	46
	277	5,046
Net increase (decrease)	(806,663)	$(15,464,903)	(298,599)	$(5,756,686)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the R5 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$539,374,995	—	—
Corporate Bonds	—	$103,940,365	—
U.S. Treasury Securities	—	103,015,757	—
U.S. Government Agency Mortgage-Backed Securities	—	82,601,415	—
Collateralized Mortgage Obligations	—	25,222,180	—
Asset-Backed Securities	—	20,087,285	—
Commercial Mortgage-Backed Securities	—	16,717,643	—
U.S. Government Agency Securities	—	7,179,025	—
Municipal Securities	—	3,977,179	—
Sovereign Governments and Agencies	—	3,691,089	—
Temporary Cash Investments	20,181,451	—	—
	$559,556,446	$366,431,938	—
Other Financial Instruments
Swap Agreements	—	$48,327	—
Forward Foreign Currency Exchange Contracts	—	12,672	—
	—	$60,999	—

Liabilities
Other Financial Instruments
Futures Contracts	$178,146	—	—
Swap Agreements	—	$159,842	—
	$178,146	$159,842	—
7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation
(depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $2,000,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $4,152,899.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $9,016,667 futures contracts purchased.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $10,450,000.

Value of Derivative Instruments as of October 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$748	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	12,672	Unrealized depreciation on forward foreign currency exchange contracts	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$7,117
Other Contracts	Receivable for variation margin on swap agreements*	1,993	Payable for variation margin on swap agreements*	—
Other Contracts	Swap agreements	—	Swap agreements	93,598
		$15,413		$100,715

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$38,873	Change in net unrealized appreciation (depreciation) on swap agreements	$9,031
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	188,725	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(160,848)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	19,999	Change in net unrealized appreciation (depreciation) on futures contracts	(160,762)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(161,871)
		$247,597		$(474,450)

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$13,135,667	$12,596,005
Long-term capital gains	$7,627,767	$35,875,389

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$790,591,053
Gross tax appreciation of investments	$143,034,354
Gross tax depreciation of investments	(7,637,023)
Net tax appreciation (depreciation) of investments	135,397,331
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(154,563)
Net tax appreciation (depreciation)	$135,242,768
Other book-to-tax adjustments	$(104,872)
Undistributed ordinary income	$13,886,110
Accumulated long-term gains	$26,276,849

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$17.39	0.26	2.10	2.36	(0.28)	(0.16)	(0.44)	$19.31	13.78%	0.91%	1.44%	112%	$814,569
2016	$17.91	0.25	0.26	0.51	(0.26)	(0.77)	(1.03)	$17.39	3.14%	0.90%	1.44%	104%	$754,957
2015	$19.38	0.26	(0.08)	0.18	(0.28)	(1.37)	(1.65)	$17.91	0.98%	0.90%	1.43%	94%	$789,209
2014	$19.19	0.25	1.66	1.91	(0.28)	(1.44)	(1.72)	$19.38	10.76%	0.90%	1.36%	64%	$815,636
2013	$17.41	0.30	2.25	2.55	(0.31)	(0.46)	(0.77)	$19.19	15.21%	0.90%	1.64%	81%	$721,523
I Class(3)
2017	$17.40	0.30	2.09	2.39	(0.31)	(0.16)	(0.47)	$19.32	13.99%	0.71%	1.64%	112%	$73,385
2016	$17.92	0.28	0.27	0.55	(0.30)	(0.77)	(1.07)	$17.40	3.35%	0.70%	1.64%	104%	$58,915
2015	$19.39	0.30	(0.09)	0.21	(0.31)	(1.37)	(1.68)	$17.92	1.19%	0.70%	1.63%	94%	$54,230
2014	$19.20	0.29	1.65	1.94	(0.31)	(1.44)	(1.75)	$19.39	10.98%	0.70%	1.56%	64%	$49,009
2013	$17.41	0.32	2.28	2.60	(0.35)	(0.46)	(0.81)	$19.20	15.49%	0.70%	1.84%	81%	$47,004
R5 Class
2017(4)	$18.18	0.17	1.14	1.31	(0.17)	—	(0.17)	$19.32	7.21%	0.71%(5)	1.66%(5)	112%(6)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through October 31, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Fund of American Century Mutual Funds, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 15, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$19,547,896,641	$402,531,816
Barry Fink	$19,543,961,253	$406,467,204
Jan M. Lewis	$19,556,221,886	$394,206,571
Stephen E. Yates	$19,543,817,152	$406,611,305
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2017.

For corporate taxpayers, the fund hereby designates $10,021,309, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $7,627,767, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2017.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90968 1712

Annual Report

October 31, 2017

Capital Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	ACTIX	17.24%	12.34%	5.01%	3/31/99
Russell 1000 Value Index	—	17.78%	13.47%	5.99%	—
I Class	ACPIX	17.55%	12.58%	5.23%	3/1/02
A Class	ACCVX				5/14/03
No sales charge		16.99%	12.10%	4.76%
With sales charge		10.26%	10.78%	4.15%
Fund returns would have been lower if a portion of the fees had not been waived. Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $16,312

Russell 1000 Value Index — $17,893

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class
1.10%	0.90%	1.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brendan Healy and Brian Woglom

Performance Summary

Capital Value advanced 17.24%* for the 12 months ended October 31, 2017. The fund’s benchmark, the Russell 1000 Value Index, advanced 17.78% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

The portfolio’s overweight and security selection in the energy sector were key drivers behind the portfolio’s underperformance. Individual positions in consumer discretionary, health care, and industrials sectors also detracted from relative returns. Conversely, holdings in the information technology and financials sectors contributed positively to performance.

Energy Detracted From Returns

During the first half of 2017, oil and gas prices weakened as investors became concerned that both markets would switch back to an oversupplied state in 2018. Additionally, a much higher-than-expected rig count increase in the U.S. led to concerns over service cost inflation. These factors pressured the stocks of many energy companies. Against this backdrop, the portfolio’s overweight to the energy sector detracted from performance. Although oil prices recovered to some degree during the third quarter of 2017, Schlumberger, Occidental Petroleum, and Noble Energy were among the top individual detractors from relative performance over the trailing 12-month period.

Holdings in the Consumer Discretionary, Health Care, and Industrials Sectors Weighed on Performance

A competitive environment, which intensified following Amazon’s announcement that it would purchase Whole Foods Market, presented challenges to many consumer discretionary stocks. Advance Auto Parts was pressured from investor sentiment that Amazon would enter additional industries previously thought to be safe from Amazon’s influence. The stock was also negatively affected by weak quarterly earnings announcements and lowered fiscal year 2017 guidance. Mattel was another key detractor in the sector. The toy company missed its second-quarter earnings estimates due to margin pressure from excess inventory. Furthermore, Toys”R”Us, one of Mattel’s largest customers, filed for bankruptcy, creating uncertainty leading up to the holiday season.

In the health care sector, several of the portfolio’s holdings in the pharmaceuticals industry negatively impacted performance. One of the top individual detractors was Teva Pharmaceutical Industries. The stock declined for several reasons, including generic drug pricing pressures and concerns regarding the company’s debt levels emanating from Teva’s 2016 purchase of Allergan’s generics business. Worries about a competitor’s potential approval of a version of Copaxone, Teva’s biggest specialty drug, also pressured the stock. Furthermore, a couple of members of Teva’s senior management team left the company. Given these headwinds, we reduced our position in Teva throughout the first half of 2017 and eventually eliminated the stock from the portfolio in August.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

The industrials sector was another area of weakness. Johnson Controls International, a building products company, announced quarterly results that reflected a material shortfall in free cash flow relative to expectations. The company also lowered its full-year earnings guidance. In addition, given its low tax rate, Johnson Controls will not benefit from potential tax reform as compared to other industrials, and this weighed on the stock.

Consumer Staples Stock Was a Top Detractor

CVS Health, a retail pharmacy and health care company, was one of the portfolio’s largest detractors from performance. Toward the beginning of the reporting period, the stock declined after the company provided much lighter-than-expected 2016 fiscal year guidance as a result of two lost contracts. Concerns over drug pricing and the possible slowdown in the rate of drug price inflation for branded and generic drugs also pushed the stock price of CVS Health down. Later in the reporting period, concerns of competition from Amazon caused the stock to underperform.

Information Technology and Financials Holdings Buoyed Returns

Stock selection in the information technology sector was strong, particularly in the semiconductors and semiconductor equipment industry. Applied Materials rose significantly as the company benefited from strong orders, record backlog, and market share gains. The company also announced that it expects continued growth in revenues and earnings over the next few years due to strong demand. In the software industry, Oracle’s stock rose due to solid cloud revenue growth and cloud gross margins. Additionally, Oracle announced a sizable dividend increase.

In the financials sector, our capital markets and bank holdings were meaningful contributors to performance. Many of our holdings in these industries, including Ameriprise Financial, benefited from higher interest rates and higher equity markets. Several of our bank holdings, including PNC Financial Services Group, rose following the election due to the potential for lower corporate tax rates, optimism for economic growth and better credit, and the potential for an easing regulatory burden.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. We use our fundamental analysis, risk/reward framework, and proprietary valuation model to invest primarily in the stocks of large companies that we believe to be undervalued.

As of October 31, 2017, the portfolio’s largest sector overweights are in energy and health care. In energy, we believe we hold well-managed, higher-quality companies with strong balance sheets and attractive valuations. In the health care sector, notable industry overweights are in the pharmaceuticals and health care equipment and supplies industries, where we have identified higher-quality companies with strong fundamentals and compelling risk/reward profiles. Conversely, our largest sector underweights are in real estate and utilities, as our valuation work continues to show that many stocks in those sectors are overvalued.

6

Fund Characteristics

OCTOBER 31, 2017
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.2%
Wells Fargo & Co.	3.1%
Chevron Corp.	3.0%
Johnson & Johnson	2.9%
Pfizer, Inc.	2.9%
Oracle Corp. (New York)	2.7%
TOTAL SA	2.6%
Bank of America Corp.	2.5%
Schlumberger Ltd.	2.3%
Cisco Systems, Inc.	2.1%

Top Five Industries	% of net assets
Banks	15.4%
Oil, Gas and Consumable Fuels	13.9%
Pharmaceuticals	8.9%
Insurance	5.2%
Health Care Equipment and Supplies	4.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	93.2%
Foreign Common Stocks*	5.7%
Total Common Stocks	98.9%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	0.1%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,041.00	$5.20	1.01%
I Class	$1,000	$1,041.90	$4.17	0.81%
A Class	$1,000	$1,040.00	$6.48	1.26%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.14	1.01%
I Class	$1,000	$1,021.12	$4.13	0.81%
A Class	$1,000	$1,018.85	$6.41	1.26%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2017

	Shares	Value
COMMON STOCKS — 98.9%
Aerospace and Defense — 2.3%
Textron, Inc.	15,700	$828,018
United Technologies Corp.	22,350	2,676,636
		3,504,654
Auto Components — 1.0%
BorgWarner, Inc.	9,850	519,292
Delphi Automotive plc	9,890	982,868
		1,502,160
Automobiles — 0.6%
Ford Motor Co.	68,690	842,826
Banks — 15.4%
Bank of America Corp.	140,210	3,840,352
BB&T Corp.	26,010	1,280,732
Citigroup, Inc.	39,900	2,932,650
JPMorgan Chase & Co.	49,070	4,936,933
KeyCorp	34,480	629,260
PNC Financial Services Group, Inc. (The)	15,910	2,176,329
U.S. Bancorp	52,980	2,881,052
Wells Fargo & Co.	85,160	4,780,883
		23,458,191
Beverages — 0.7%
PepsiCo, Inc.	9,120	1,005,298
Biotechnology — 1.1%
Amgen, Inc.	7,890	1,382,486
Celgene Corp.(1)	2,370	239,299
		1,621,785
Building Products — 1.6%
Johnson Controls International plc	57,872	2,395,322
Capital Markets — 4.7%
Ameriprise Financial, Inc.	5,420	848,447
BlackRock, Inc.	3,250	1,530,198
Goldman Sachs Group, Inc. (The)	3,790	918,999
Invesco Ltd.	24,580	879,718
Morgan Stanley	21,520	1,076,000
State Street Corp.	20,430	1,879,560
		7,132,922
Chemicals — 1.6%
DowDuPont, Inc.	27,210	1,967,555
LyondellBasell Industries NV, Class A	3,960	409,979
		2,377,534
Communications Equipment — 2.1%
Cisco Systems, Inc.	95,780	3,270,887
Containers and Packaging — 0.6%
WestRock Co.	15,450	947,549
Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B(1)	4,970	929,092

10

	Shares	Value
Diversified Telecommunication Services — 2.1%
AT&T, Inc.	70,990	$2,388,813
Verizon Communications, Inc.	17,970	860,224
		3,249,037
Electric Utilities — 3.4%
Edison International	18,190	1,454,290
Eversource Energy	18,450	1,155,708
PG&E Corp.	19,740	1,140,380
Xcel Energy, Inc.	29,130	1,442,518
		5,192,896
Electrical Equipment — 0.9%
Eaton Corp. plc	16,300	1,304,326
Energy Equipment and Services — 2.9%
Baker Hughes a GE Co.	27,880	876,268
Schlumberger Ltd.	54,530	3,489,920
		4,366,188
Equity Real Estate Investment Trusts (REITs) — 0.3%
Brixmor Property Group, Inc.	26,580	464,353
Food and Staples Retailing — 3.3%
CVS Health Corp.	40,470	2,773,409
Wal-Mart Stores, Inc.	26,380	2,303,238
		5,076,647
Food Products — 1.9%
General Mills, Inc.	10,800	560,736
Kellogg Co.	14,040	877,921
Mondelez International, Inc., Class A	35,310	1,462,893
		2,901,550
Health Care Equipment and Supplies — 4.8%
Abbott Laboratories	42,220	2,289,590
Medtronic plc	37,500	3,019,500
Zimmer Biomet Holdings, Inc.	16,130	1,961,731
		7,270,821
Health Care Providers and Services — 2.9%
Aetna, Inc.	4,170	709,025
Anthem, Inc.	4,520	945,629
Cardinal Health, Inc.	16,640	1,030,016
HCA Healthcare, Inc.(1)	13,310	1,006,902
McKesson Corp.	4,990	688,021
		4,379,593
Household Products — 1.5%
Procter & Gamble Co. (The)	27,280	2,355,355
Industrial Conglomerates — 1.7%
General Electric Co.	129,350	2,607,696
Insurance — 5.2%
Allstate Corp. (The)	8,460	794,056
American International Group, Inc.	22,190	1,433,696
Chubb Ltd.	19,710	2,972,662
MetLife, Inc.	24,820	1,329,855
Principal Financial Group, Inc.	5,640	371,394
Prudential Financial, Inc.	9,020	996,349
		7,898,012

11

	Shares	Value
Leisure Products — 0.3%
Mattel, Inc.	34,290	$484,175
Machinery — 1.1%
Ingersoll-Rand plc	9,950	881,570
Stanley Black & Decker, Inc.	5,290	854,600
		1,736,170
Media — 1.0%
Time Warner, Inc.	15,780	1,551,016
Multiline Retail — 0.4%
Target Corp.	11,130	657,115
Oil, Gas and Consumable Fuels — 13.9%
Anadarko Petroleum Corp.	31,140	1,537,382
Chevron Corp.	39,740	4,605,468
ConocoPhillips	46,440	2,375,406
Exxon Mobil Corp.	21,660	1,805,361
Imperial Oil Ltd.	48,310	1,566,396
Noble Energy, Inc.	43,030	1,199,246
Occidental Petroleum Corp.	40,120	2,590,548
Royal Dutch Shell plc, Class B ADR	22,000	1,437,920
TOTAL SA	72,328	4,033,107
		21,150,834
Pharmaceuticals — 8.9%
Allergan plc	7,050	1,249,471
Johnson & Johnson	31,900	4,447,179
Merck & Co., Inc.	44,560	2,454,810
Pfizer, Inc.	126,160	4,423,170
Roche Holding AG	4,600	1,062,798
		13,637,428
Road and Rail — 0.4%
Union Pacific Corp.	5,260	609,055
Semiconductors and Semiconductor Equipment — 3.3%
Applied Materials, Inc.	29,950	1,690,078
Intel Corp.	39,220	1,784,118
Microchip Technology, Inc.	3,280	310,944
NXP Semiconductors NV(1)	4,530	530,237
QUALCOMM, Inc.	13,320	679,453
		4,994,830
Software — 2.8%
Electronic Arts, Inc.(1)	1,860	222,456
Oracle Corp. (New York)	79,790	4,061,311
		4,283,767
Specialty Retail — 1.5%
Advance Auto Parts, Inc.	12,340	1,008,672
L Brands, Inc.	18,760	807,430
Lowe's Cos., Inc.	5,300	423,735
		2,239,837
Technology Hardware, Storage and Peripherals — 0.5%
Apple, Inc.	4,630	782,655
Textiles, Apparel and Luxury Goods — 0.3%
Ralph Lauren Corp.	4,870	435,524

12

	Shares	Value
Tobacco — 1.3%
Altria Group, Inc.	8,600	$552,292
Philip Morris International, Inc.	14,370	1,503,677
		2,055,969
TOTAL COMMON STOCKS (Cost $104,948,457)		150,673,069
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $871,313), in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $852,292)		852,271
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $726,029), at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $710,007)		710,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,311	1,311
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,563,582)		1,563,582
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $106,512,039)		152,236,651
OTHER ASSETS AND LIABILITIES — 0.1%		147,167
TOTAL NET ASSETS — 100.0%		$152,383,818

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	57,517	CAD	73,818	Morgan Stanley	12/29/17	$264
USD	1,222,000	CAD	1,511,137	Morgan Stanley	12/29/17	49,954
CHF	34,224	USD	34,940	Credit Suisse AG	12/29/17	(496)
CHF	35,696	USD	35,957	Credit Suisse AG	12/29/17	(32)
USD	24,051	CHF	23,440	Credit Suisse AG	12/29/17	460
USD	920,230	CHF	888,832	Credit Suisse AG	12/29/17	25,693
USD	82,187	EUR	70,656	UBS AG	12/29/17	(394)
USD	80,818	EUR	69,146	UBS AG	12/29/17	3
USD	3,110,486	EUR	2,624,285	UBS AG	12/29/17	43,300
USD	39,542	GBP	29,788	Morgan Stanley	12/29/17	(93)
USD	28,064	GBP	21,078	Morgan Stanley	12/29/17	18
USD	1,081,031	GBP	800,343	Morgan Stanley	12/29/17	16,099
						$134,776

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $106,512,039)	$152,236,651
Receivable for capital shares sold	4,371
Unrealized appreciation on forward foreign currency exchange contracts	135,791
Dividends and interest receivable	149,392
152,526,205

Liabilities
Payable for capital shares redeemed	8,384
Unrealized depreciation on forward foreign currency exchange contracts	1,015
Accrued management fees	130,427
Distribution and service fees payable	784
Accrued other expenses	1,777
142,387

Net Assets	$152,383,818

Net Assets Consist of:
Capital (par value and paid-in surplus)	$92,140,176
Undistributed net investment income	1,647,041
Undistributed net realized gain	12,737,213
Net unrealized appreciation	45,859,388
$152,383,818

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$145,582,934	15,480,955	$9.40
I Class, $0.01 Par Value	$3,115,799	330,131	$9.44
A Class, $0.01 Par Value	$3,685,085	393,450	$9.37*
*Maximum offering price $9.94 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $35,315)	$4,240,068
Interest	6,999
4,247,067

Expenses:
Management fees	1,678,618
Distribution and service fees — A Class	10,337
Directors' fees and expenses	4,694
Other expenses	4,991
1,698,640
Fees waived(1)	(153,014)
1,545,626

Net investment income (loss)	2,701,441

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	14,587,760
Forward foreign currency exchange contract transactions	(243,303)
Foreign currency translation transactions	432
14,344,889

Change in net unrealized appreciation (depreciation) on:
Investments	6,697,360
Forward foreign currency exchange contracts	9,931
Translation of assets and liabilities in foreign currencies	178
6,707,469

Net realized and unrealized gain (loss)	21,052,358

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,753,799

(1)	Amount consists of $146,614, $2,265 and $4,135 for the Investor Class, I Class and A Class, respectively.

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$2,701,441	$2,424,105
Net realized gain (loss)	14,344,889	10,704,341
Change in net unrealized appreciation (depreciation)	6,707,469	(7,223,914)
Net increase (decrease) in net assets resulting from operations	23,753,799	5,904,532

Distributions to Shareholders
From net investment income:
Investor Class	(2,191,476)	(2,244,362)
I Class	(35,875)	(48,846)
A Class	(59,449)	(60,089)
From net realized gains:
Investor Class	(9,545,165)	(8,499,296)
I Class	(137,766)	(164,845)
A Class	(311,203)	(268,334)
Decrease in net assets from distributions	(12,280,934)	(11,285,772)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	943,959	(5,924,588)

Net increase (decrease) in net assets	12,416,824	(11,305,828)

Net Assets
Beginning of period	139,966,994	151,272,822
End of period	$152,383,818	$139,966,994

Undistributed net investment income	$1,647,041	$1,680,415

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class) and A Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of

17

Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). During the period ended October 31, 2017, the investment advisor agreed to waive 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2017 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	0.900% to 1.100%	1.10%	1.00%
I Class	0.700% to 0.900%	0.90%	0.80%
A Class	0.900% to 1.100%	1.10%	1.00%

Distribution and Service Fees — The Board of Directors has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the period ended October 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $733,889 and $462,013, respectively. The effect of interfund transactions on the Statement of Operations was $74,473 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 were $38,999,974 and $48,161,940, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	180,000,000		200,000,000
Sold	1,153,110	$10,522,431	624,518	$5,261,374
Issued in reinvestment of distributions	1,257,615	11,104,738	1,245,917	10,191,589
Redeemed	(2,277,001)	(20,744,578)	(2,406,725)	(20,339,514)
	133,724	882,591	(536,290)	(4,886,551)
I Class/Shares Authorized	20,000,000		15,000,000
Sold	151,082	1,380,796	12,428	104,453
Issued in reinvestment of distributions	12,824	113,359	18,746	153,720
Redeemed	(53,781)	(491,331)	(149,579)	(1,260,000)
	110,125	1,002,824	(118,405)	(1,001,827)
A Class/Shares Authorized	40,000,000		40,000,000
Sold	156,156	1,420,499	132,211	1,112,660
Issued in reinvestment of distributions	41,700	367,377	39,753	324,780
Redeemed	(301,198)	(2,729,332)	(175,034)	(1,473,650)
	(103,342)	(941,456)	(3,070)	(36,210)
Net increase (decrease)	140,507	$943,959	(657,765)	$(5,924,588)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$144,010,768	$6,662,301	—
Temporary Cash Investments	1,311	1,562,271	—
	$144,012,079	$8,224,572	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$135,791	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,015	—

20

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $6,332,254.

The value of foreign currency risk derivative instruments as of October 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $135,791 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,015 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(243,303) in net realized gain (loss) on forward foreign currency exchange contract transactions and $9,931 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$2,286,800	$2,353,297
Long-term capital gains	$9,994,134	$8,932,475

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$107,180,980
Gross tax appreciation of investments	$48,988,092
Gross tax depreciation of investments	(3,932,421)
Net tax appreciation (depreciation) of investments	$45,055,671
Undistributed ordinary income	$1,781,817
Accumulated long-term gains	$13,406,154

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$8.71	0.16	1.29	1.45	(0.14)	(0.62)	(0.76)	$9.40	17.24%	1.01%	1.11%	1.76%	1.66%	26%	$145,583
2016	$9.05	0.14	0.21	0.35	(0.14)	(0.55)	(0.69)	$8.71	4.36%	1.00%	1.10%	1.72%	1.62%	45%	$133,732
2015	$9.71	0.12	(0.08)	0.04	(0.13)	(0.57)	(0.70)	$9.05	0.61%	1.00%	1.10%	1.28%	1.18%	31%	$143,698
2014	$8.51	0.12	1.20	1.32	(0.12)	—	(0.12)	$9.71	15.68%	1.00%	1.10%	1.32%	1.22%	31%	$151,715
2013	$6.89	0.13	1.61	1.74	(0.12)	—	(0.12)	$8.51	25.67%	1.00%	1.10%	1.66%	1.56%	26%	$138,884
I Class(3)
2017	$8.74	0.18	1.30	1.48	(0.16)	(0.62)	(0.78)	$9.44	17.55%	0.81%	0.91%	1.96%	1.86%	26%	$3,116
2016	$9.08	0.16	0.21	0.37	(0.16)	(0.55)	(0.71)	$8.74	4.67%	0.80%	0.90%	1.92%	1.82%	45%	$1,924
2015	$9.74	0.14	(0.08)	0.06	(0.15)	(0.57)	(0.72)	$9.08	0.72%	0.80%	0.90%	1.48%	1.38%	31%	$3,071
2014	$8.54	0.14	1.20	1.34	(0.14)	—	(0.14)	$9.74	15.86%	0.80%	0.90%	1.52%	1.42%	31%	$3,019
2013	$6.90	0.15	1.62	1.77	(0.13)	—	(0.13)	$8.54	26.00%	0.80%	0.90%	1.86%	1.76%	26%	$3,289

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$8.68	0.13	1.30	1.43	(0.12)	(0.62)	(0.74)	$9.37	16.99%	1.26%	1.36%	1.51%	1.41%	26%	$3,685
2016	$9.01	0.12	0.22	0.34	(0.12)	(0.55)	(0.67)	$8.68	4.21%	1.25%	1.35%	1.47%	1.37%	45%	$4,312
2015	$9.67	0.09	(0.07)	0.02	(0.11)	(0.57)	(0.68)	$9.01	0.34%	1.25%	1.35%	1.03%	0.93%	31%	$4,504
2014	$8.48	0.10	1.19	1.29	(0.10)	—	(0.10)	$9.67	15.32%	1.25%	1.35%	1.07%	0.97%	31%	$4,107
2013	$6.87	0.11	1.62	1.73	(0.12)	—	(0.12)	$8.48	25.51%	1.25%	1.35%	1.41%	1.31%	26%	$3,155

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Value Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Value Fund of American Century Mutual Funds, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 15, 2017

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the

28

information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

29

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was

30

above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers and accepted the Advisor's explanation of such factors. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.10% (e.g., the Investor Class unified fee will be reduced from 1.10% to 1.00%) for at least one year, beginning August 1, 2017. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

31

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$19,547,896,641	$402,531,816
Barry Fink	$19,543,961,253	$406,467,204
Jan M. Lewis	$19,556,221,886	$394,206,571
Stephen E. Yates	$19,543,817,152	$406,611,305
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2017.

For corporate taxpayers, the fund hereby designates $2,286,800, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $10,978,475, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2017.

The fund utilized earnings and profits of $1,150,526 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90972 1712

Annual Report

October 31, 2017

Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCGX	28.26%	14.92%	8.06%	—	6/30/71
Russell 1000 Growth Index	—	29.71%	16.82%	9.12%	—	—
I Class	TWGIX	28.48%	15.15%	8.27%	—	6/16/97
Y Class	AGYWX	—	—	—	14.90%	4/10/17
A Class	TCRAX					6/4/97
No sales charge		27.95%	14.64%	7.79%	—
With sales charge		20.60%	13.29%	7.15%	—
C Class	TWRCX	26.99%	13.78%	—	12.18%	3/1/10
R Class	AGWRX	27.62%	14.35%	7.52%	—	8/29/03
R5 Class	AGWUX	—	—	—	14.80%	4/10/17
R6 Class	AGRDX	28.71%	—	—	13.86%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Although the fund’s actual inception date was October 31, 1958, the Investor Class inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices. Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $21,716

Russell 1000 Growth Index — $23,964

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.98%	0.78%	0.63%	1.23%	1.98%	1.48%	0.78%	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Justin Brown

Performance Summary

Growth returned 28.26%* for the 12 months ended October 31, 2017, lagging the 29.71% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices posted positive returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell 1000 Growth Index, all sectors but energy posted strong gains. The small utilities segment—a sector that rarely has companies with the growth characteristics we seek—reported the top total return, but index gains were largely driven by the strong performance of information technology stocks.

Stock selection in the consumer discretionary sector was a significant source of underperformance relative to the benchmark. Stock choices among health care and financials stocks were also modest detractors. Stock selection and an overweight in the information technology sector benefited relative performance. Stock choices among industrials and real estate stocks were positive as well.

Consumer Discretionary Stocks Led Detractors

Brick-and-mortar retailers struggled during much of 2017 for a variety of reasons, including delayed tax refunds, weather, and competitive pressures from online retailer Amazon (a fund holding). Aftermarket car parts dealer O’Reilly Automotive reported sales that missed expectations and warned of weak consumer demand that drove the stock significantly lower. Investors also appeared to be fearful of increased competition from Amazon in a space that previously seemed relatively immune from online threats. We sold our O'Reilly holding. Off-price retailer TJX underperformed after reporting results that were in line with expectations but below historical growth levels. Chipotle Mexican Grill fell sharply in July on concerns about renewed food-safety issues after a Virginia store was closed because customers became ill.

In health care, not owning benchmark component AbbVie detracted as the stock price soared following the pharmaceutical company’s favorable settlement in its lawsuit against Amgen (a fund holding), which now must pay royalties to AbbVie on sales of its anti-inflammatory drug Amgevita, a biosimilar of AbbVie’s Humira.

Elsewhere, not owning benchmark component NVIDIA hindered results. The visual computing chip company’s gaming and data center businesses have continued to perform well, with the data center segment accelerating. Underweighting Apple also detracted. The company reported good results, and investors appeared to look ahead favorably to the release of the latest iPhone.

Information Technology Holdings Aided Performance

Top contributors in the information technology sector included Activision Blizzard. The video game developer reported results that were much better than expected, driven by higher margins and strong results from its recently acquired King Digital business (the mobile video game company that created Candy Crush). Exposure to semiconductor capital equipment manufacturer ASML Holding aided performance. The Netherlands-based company reported better-than-expected

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

results and guidance with strong bookings for its new product, which allows companies to further shrink the size and increase the complexity of semiconductor chips. Semiconductor company Applied Materials continued to gain market share and reported record revenues and earnings per share for its fiscal third quarter. The company also announced that it expects continued growth in revenues and earnings over the next few years due to strong demand.

Other major contributors included Intuitive Surgical. The medical device company benefited from Food and Drug Administration clearance for its new da Vinci X robotic platform, which offers several technologies at a lower price than its previous platform. Veterinary hospital operator VCA rose sharply on the announcement that it would be acquired by privately owned Mars. As a result, the stock was eliminated from the portfolio.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization-range allocations, are primarily due to identifying what we believe to be superior individual securities.

The portfolio remains overweight the information technology sector as we continue to find strong growth opportunities. Our bottom-up fundamental analysis indicates rising capital spending by semiconductor companies. Internet names continued to generate high growth, and data security is another growth segment.

We have been underweight materials for some time as the sector shows an absence of secular growth. Our underweight in the consumer discretionary sector derives from concerns about secular changes in retail and media.

6

Fund Characteristics

OCTOBER 31, 2017
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	7.7%
Facebook, Inc., Class A	5.5%
Amazon.com, Inc.	5.5%
Apple, Inc.	4.0%
Visa, Inc., Class A	2.8%
Boeing Co. (The)	2.3%
PepsiCo, Inc.	2.1%
Palo Alto Networks, Inc.	2.1%
Applied Materials, Inc.	2.0%
PayPal Holdings, Inc.	1.8%

Top Five Industries	% of net assets
Internet Software and Services	14.0%
Software	7.9%
IT Services	7.3%
Internet and Direct Marketing Retail	6.6%
Semiconductors and Semiconductor Equipment	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,116.00	$5.23	0.98%
I Class	$1,000	$1,117.00	$4.16	0.78%
Y Class	$1,000	$1,118.00	$3.36	0.63%
A Class	$1,000	$1,114.60	$6.56	1.23%
C Class	$1,000	$1,110.10	$10.53	1.98%
R Class	$1,000	$1,113.00	$7.88	1.48%
R5 Class	$1,000	$1,116.90	$4.16	0.78%
R6 Class	$1,000	$1,117.60	$3.36	0.63%
Hypothetical
Investor Class	$1,000	$1,020.27	$4.99	0.98%
I Class	$1,000	$1,021.27	$3.97	0.78%
Y Class	$1,000	$1,022.03	$3.21	0.63%
A Class	$1,000	$1,019.01	$6.26	1.23%
C Class	$1,000	$1,015.22	$10.06	1.98%
R Class	$1,000	$1,017.75	$7.53	1.48%
R5 Class	$1,000	$1,021.27	$3.97	0.78%
R6 Class	$1,000	$1,022.03	$3.21	0.63%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2017

	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 3.3%
Boeing Co. (The)	737,086	$190,153,446
Lockheed Martin Corp.	261,376	80,545,628
		270,699,074
Air Freight and Logistics — 1.1%
XPO Logistics, Inc.(1)	1,293,819	89,726,348
Airlines — 1.4%
Delta Air Lines, Inc.	2,311,897	115,664,207
Banks — 0.6%
Bank of America Corp.	1,896,512	51,945,464
Beverages — 2.1%
PepsiCo, Inc.	1,587,465	174,986,267
Biotechnology — 3.9%
Amgen, Inc.	533,148	93,418,193
Biogen, Inc.(1)	379,297	118,211,703
Gilead Sciences, Inc.	754,026	56,521,789
Incyte Corp.(1)	195,998	22,196,774
Regeneron Pharmaceuticals, Inc.(1)	73,612	29,637,663
		319,986,122
Capital Markets — 2.0%
Charles Schwab Corp. (The)	2,016,529	90,421,160
S&P Global, Inc.	441,433	69,071,022
		159,492,182
Chemicals — 0.6%
LyondellBasell Industries NV, Class A	463,511	47,987,294
Communications Equipment — 2.1%
Palo Alto Networks, Inc.(1)	1,172,664	172,616,141
Consumer Finance — 1.0%
American Express Co.	843,698	80,590,033
Electronic Equipment, Instruments and Components — 0.7%
CDW Corp.	846,048	59,223,360
Energy Equipment and Services — 0.4%
Halliburton Co.	815,504	34,854,641
Equity Real Estate Investment Trusts (REITs) — 3.1%
Equity Residential	1,820,734	122,462,569
SBA Communications Corp.(1)	846,623	133,072,203
		255,534,772
Food and Staples Retailing — 1.6%
Wal-Mart Stores, Inc.	1,494,246	130,462,618
Food Products — 0.8%
Hormel Foods Corp.	2,207,913	68,798,569

10

	Shares	Value
Health Care Equipment and Supplies — 4.7%
ABIOMED, Inc.(1)	173,118	$33,397,925
Boston Scientific Corp.(1)	1,656,719	46,620,073
Edwards Lifesciences Corp.(1)	1,115,435	114,030,920
Hologic, Inc.(1)	274,438	10,387,478
IDEXX Laboratories, Inc.(1)	242,822	40,349,732
Intuitive Surgical, Inc.(1)	296,021	111,114,442
Penumbra, Inc.(1)	241,285	24,261,207
		380,161,777
Health Care Providers and Services — 1.4%
Quest Diagnostics, Inc.	391,701	36,733,720
WellCare Health Plans, Inc.(1)	403,848	79,856,903
		116,590,623
Health Care Technology — 0.6%
Cerner Corp.(1)	767,071	51,792,634
Hotels, Restaurants and Leisure — 3.8%
Chipotle Mexican Grill, Inc.(1)	216,494	58,864,718
Darden Restaurants, Inc.	947,663	77,964,235
Las Vegas Sands Corp.	1,050,632	66,589,056
Royal Caribbean Cruises Ltd.	844,423	104,514,235
		307,932,244
Household Products — 1.3%
Church & Dwight Co., Inc.	1,425,851	64,405,689
Procter & Gamble Co. (The)	476,105	41,106,906
		105,512,595
Industrial Conglomerates — 1.3%
3M Co.	476,342	109,649,165
Internet and Direct Marketing Retail — 6.6%
Amazon.com, Inc.(1)	406,590	449,395,795
Expedia, Inc.	730,391	91,050,542
		540,446,337
Internet Software and Services — 14.0%
Alphabet, Inc., Class A(1)	608,973	629,093,468
Facebook, Inc., Class A(1)	2,517,327	453,269,900
LogMeIn, Inc.	267,792	32,416,221
VeriSign, Inc.(1)	286,356	30,788,997
		1,145,568,586
IT Services — 7.3%
DXC Technology Co.	967,404	88,536,814
Fiserv, Inc.(1)	650,317	84,170,529
Global Payments, Inc.	482,732	50,179,992
PayPal Holdings, Inc.(1)	2,047,302	148,552,233
Visa, Inc., Class A	2,053,536	225,847,889
		597,287,457
Life Sciences Tools and Services — 1.5%
Agilent Technologies, Inc.	1,055,947	71,836,074
Illumina, Inc.(1)	90,945	18,661,005
11

	Shares	Value
Waters Corp.(1)	159,208	$31,212,728
		121,709,807
Machinery — 3.3%
Caterpillar, Inc.	549,243	74,587,200
Cummins, Inc.	483,831	85,580,027
Parker-Hannifin Corp.	308,308	56,300,124
WABCO Holdings, Inc.(1)	343,255	50,654,140
		267,121,491
Media — 1.8%
Comcast Corp., Class A	1,975,188	71,166,024
DISH Network Corp., Class A(1)	364,578	17,696,616
Liberty Media Corp-Liberty Formula One, Class C(1)	629,512	24,009,588
Sirius XM Holdings, Inc.	6,389,971	34,761,442
		147,633,670
Multiline Retail — 3.0%
Dollar Tree, Inc.(1)	1,126,250	102,770,313
Target Corp.	2,335,860	137,909,174
		240,679,487
Oil, Gas and Consumable Fuels — 0.4%
Concho Resources, Inc.(1)	226,326	30,375,212
Personal Products — 1.0%
Estee Lauder Cos., Inc. (The), Class A	694,172	77,615,371
Pharmaceuticals — 0.8%
Bristol-Myers Squibb Co.	333,627	20,571,441
Johnson & Johnson	318,672	44,426,063
		64,997,504
Road and Rail — 1.5%
Union Pacific Corp.	1,018,310	117,910,115
Semiconductors and Semiconductor Equipment — 5.8%
Applied Materials, Inc.	2,919,807	164,764,709
ASML Holding NV	774,964	139,740,503
Broadcom Ltd.	368,466	97,241,862
Maxim Integrated Products, Inc.	1,296,690	68,128,093
		469,875,167
Software — 7.9%
Activision Blizzard, Inc.	1,279,899	83,820,586
Electronic Arts, Inc.(1)	621,079	74,281,048
Microsoft Corp.	1,784,592	148,442,363
Oracle Corp. (New York)	1,240,089	63,120,530
salesforce.com, Inc.(1)	1,092,304	111,786,391
Splunk, Inc.(1)	941,966	63,394,312
Symantec Corp.	1,160,356	37,711,570
VMware, Inc., Class A(1)	517,861	61,982,783
		644,539,583
Specialty Retail — 0.7%
TJX Cos., Inc. (The)	824,042	57,518,132

12

	Shares	Value
Technology Hardware, Storage and Peripherals — 4.0%
Apple, Inc.	1,945,695	$328,900,283
Textiles, Apparel and Luxury Goods — 0.5%
Tapestry, Inc.	909,383	37,239,234
Tobacco — 1.9%
Altria Group, Inc.	1,546,633	99,324,771
Philip Morris International, Inc.	511,745	53,548,997
		152,873,768
TOTAL COMMON STOCKS (Cost $5,610,868,959)		8,146,497,334
TEMPORARY CASH INVESTMENTS — 0.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $10,684,073), in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $10,450,844)		10,450,589
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $8,890,346), at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $8,712,082)		8,712,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	26,613	26,613
TOTAL TEMPORARY CASH INVESTMENTS (Cost $19,189,202)		19,189,202
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $5,630,058,161)		8,165,686,536
OTHER ASSETS AND LIABILITIES†		2,039,179
TOTAL NET ASSETS — 100.0%		$8,167,725,715

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,016,909	EUR	3,387,053	UBS AG	12/29/17	$58,222
USD	4,699,589	EUR	3,982,392	UBS AG	12/29/17	45,087
USD	109,784,638	EUR	92,624,160	UBS AG	12/29/17	1,528,268
						$1,631,577

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $5,630,058,161)	$8,165,686,536
Receivable for investments sold	17,043,274
Receivable for capital shares sold	1,081,178
Unrealized appreciation on forward foreign currency exchange contracts	1,631,577
Dividends and interest receivable	2,156,125
8,187,598,690

Liabilities
Payable for investments purchased	487,268
Payable for capital shares redeemed	13,011,550
Accrued management fees	6,205,264
Distribution and service fees payable	77,435
Accrued other expenses	91,458
19,872,975

Net Assets	$8,167,725,715

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,860,772,492
Undistributed net investment income	16,983,890
Undistributed net realized gain	752,709,505
Net unrealized appreciation	2,537,259,828
$8,167,725,715

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$5,648,964,598	161,723,554	$34.93
I Class, $0.01 Par Value	$1,271,820,987	35,801,618	$35.52
Y Class, $0.01 Par Value	$56,217,712	1,581,914	$35.54
A Class, $0.01 Par Value	$113,348,002	3,340,039	$33.94*
C Class, $0.01 Par Value	$9,962,066	304,903	$32.67
R Class, $0.01 Par Value	$104,367,835	3,135,391	$33.29
R5 Class, $0.01 Par Value	$5,756	162	$35.53
R6 Class, $0.01 Par Value	$963,038,759	27,104,598	$35.53
*Maximum offering price $36.01 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $63,821)	$94,278,828
Interest	474,298
94,753,126

Expenses:
Management fees	69,251,286
Distribution and service fees:
A Class	333,537
C Class	98,724
R Class	490,381
Directors' fees and expenses	235,435
Other expenses	238,741
70,648,104

Net investment income (loss)	24,105,022

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	809,409,062
Forward foreign currency exchange contract transactions	(2,339,995)
Futures contract transactions	9,620,611
Foreign currency translation transactions	37,984
816,727,662

Change in net unrealized appreciation (depreciation) on:
Investments	1,060,019,842
Forward foreign currency exchange contracts	565,180
Futures contracts	579,013
Translation of assets and liabilities in foreign currencies	71
1,061,164,106

Net realized and unrealized gain (loss)	1,877,891,768

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,901,996,790

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$24,105,022	$46,001,282
Net realized gain (loss)	816,727,662	333,902,023
Change in net unrealized appreciation (depreciation)	1,061,164,106	(373,298,587)
Net increase (decrease) in net assets resulting from operations	1,901,996,790	6,604,718

Distributions to Shareholders
From net investment income:
Investor Class	(30,098,944)	(19,299,202)
I Class	(10,110,336)	(8,735,464)
A Class	(493,592)	(213,438)
R Class	(77,006)	—
R6 Class	(3,809,345)	(2,228,096)
From net realized gains:
Investor Class	(227,335,406)	(362,748,942)
I Class	(56,667,053)	(103,384,171)
A Class	(6,581,911)	(15,137,419)
C Class	(441,655)	(763,235)
R Class	(4,398,218)	(7,186,670)
R6 Class	(17,899,899)	(20,634,765)
Decrease in net assets from distributions	(357,913,365)	(540,331,402)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(439,720,200)	(828,721,980)

Net increase (decrease) in net assets	1,104,363,225	(1,362,448,664)

Net Assets
Beginning of period	7,063,362,490	8,425,811,154
End of period	$8,167,725,715	$7,063,362,490

Undistributed net investment income	$16,983,890	$43,514,609

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

17

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 5% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT Growth Fund, one fund in a series issued by the corporation.

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2017 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.800% to 0.990%	0.97%
I Class	0.600% to 0.790%	0.77%
Y Class	0.450% to 0.640%	0.62%
A Class	0.800% to 0.990%	0.97%
C Class	0.800% to 0.990%	0.97%
R Class	0.800% to 0.990%	0.97%
R5 Class	0.600% to 0.790%	0.77%
R6 Class	0.450% to 0.640%	0.62%

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Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $35,555,089 and $23,686,632, respectively. The effect of interfund transactions on the Statement of Operations was $5,232,849 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 were $3,604,852,234 and $4,316,630,150, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017(1)		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,500,000,000		1,330,000,000
Sold	11,403,461	$358,006,508	8,647,841	$243,040,048
Issued in reinvestment of distributions	8,815,428	249,564,765	13,248,696	371,360,933
Redeemed	(37,349,836)	(1,171,385,793)	(37,793,076)	(1,060,416,668)
	(17,130,947)	(563,814,520)	(15,896,539)	(446,015,687)
I Class/Shares Authorized	400,000,000		420,000,000
Sold	8,934,676	287,954,459	6,303,266	179,701,920
Issued in reinvestment of distributions	2,309,948	66,411,012	3,922,377	111,552,414
Redeemed	(20,028,587)	(613,188,444)	(21,172,647)	(608,989,395)
	(8,783,963)	(258,822,973)	(10,947,004)	(317,735,061)
Y Class/Shares Authorized	50,000,000		N/A
Sold	1,689,777	56,076,451
Redeemed	(107,863)	(3,653,822)
	1,581,914	52,422,629
A Class/Shares Authorized	120,000,000		200,000,000
Sold	708,516	21,112,032	933,876	25,777,376
Issued in reinvestment of distributions	225,286	6,211,139	514,611	14,064,308
Redeemed	(2,874,696)	(87,213,286)	(5,907,288)	(167,530,067)
	(1,940,894)	(59,890,115)	(4,458,801)	(127,688,383)
C Class/Shares Authorized	20,000,000		15,000,000
Sold	56,427	1,636,645	51,407	1,381,134
Issued in reinvestment of distributions	12,938	345,575	21,933	584,089
Redeemed	(112,183)	(3,314,908)	(128,450)	(3,356,084)
	(42,818)	(1,332,688)	(55,110)	(1,390,861)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	359,182	10,783,702	483,186	12,840,380
Issued in reinvestment of distributions	162,884	4,414,145	262,174	7,047,238
Redeemed	(912,178)	(26,648,938)	(1,131,715)	(30,786,463)
	(390,112)	(11,451,091)	(386,355)	(10,898,845)
R5 Class/Shares Authorized	50,000,000		N/A
Sold	162	5,000
R6 Class/Shares Authorized	300,000,000		95,000,000
Sold	17,057,639	512,455,239	4,427,156	126,197,799
Issued in reinvestment of distributions	756,156	21,709,244	804,747	22,862,861
Redeemed	(4,113,055)	(131,000,925)	(2,567,545)	(74,053,803)
	13,700,740	403,163,558	2,664,358	75,006,857
Net increase (decrease)	(13,005,918)	$(439,720,200)	(29,079,451)	$(828,721,980)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class and R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$8,006,756,831	$139,740,503	—
Temporary Cash Investments	26,613	19,162,589	—
	$8,006,783,444	$158,903,092	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,631,577	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to these equity price risk derivative instruments held during the period was $33,341 futures contracts purchased.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an

22

unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $73,498,377.

Value of Derivative Instruments as of October 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$1,631,577	Unrealized depreciation on forward foreign currency exchange contracts	—

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$9,620,611	Change in net unrealized appreciation (depreciation) on futures contracts	$579,013
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(2,339,995)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	565,180
		$7,280,616		$1,144,193

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$44,589,223	$172,892,491
Long-term capital gains	$313,324,142	$367,438,911

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,632,696,992
Gross tax appreciation of investments	$2,573,813,624
Gross tax depreciation of investments	(40,824,080)
Net tax appreciation (depreciation) of investments	2,532,989,544
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(124)
Net tax appreciation (depreciation)	$2,532,989,420
Undistributed ordinary income	$166,767,847
Accumulated long-term gains	$607,195,956

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$28.64	0.08	7.67	7.75	(0.17)	(1.29)	(1.46)	$34.93	28.26%	0.98%	0.26%	48%	$5,648,965
2016	$30.57	0.16	(0.08)	0.08	(0.10)	(1.91)	(2.01)	$28.64	0.40%	0.98%	0.57%	36%	$5,122,550
2015	$35.39	0.10	2.34	2.44	(0.10)	(7.16)	(7.26)	$30.57	9.07%	0.97%	0.35%	49%	$5,952,798
2014	$33.10	0.11	4.22	4.33	(0.12)	(1.92)	(2.04)	$35.39	13.84%	0.97%	0.32%	103%	$6,021,115
2013	$27.48	0.21	6.53	6.74	(0.25)	(0.87)	(1.12)	$33.10	25.42%	0.97%	0.71%	67%	$6,327,674
I Class(3)
2017	$29.11	0.15	7.78	7.93	(0.23)	(1.29)	(1.52)	$35.52	28.48%	0.78%	0.46%	48%	$1,271,821
2016	$31.03	0.23	(0.08)	0.15	(0.16)	(1.91)	(2.07)	$29.11	0.64%	0.78%	0.77%	36%	$1,297,685
2015	$35.83	0.17	2.36	2.53	(0.17)	(7.16)	(7.33)	$31.03	9.30%	0.77%	0.55%	49%	$1,723,219
2014	$33.49	0.18	4.27	4.45	(0.19)	(1.92)	(2.11)	$35.83	14.03%	0.77%	0.52%	103%	$2,482,606
2013	$27.75	0.27	6.60	6.87	(0.26)	(0.87)	(1.13)	$33.49	25.68%	0.77%	0.91%	67%	$2,842,185
Y Class
2017(4)	$30.93	0.08	4.53	4.61	—	—	—	$35.54	14.90%	0.63%(5)	0.43%(5)	48%(6)	$56,218

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$27.86	0.01	7.46	7.47	(0.10)	(1.29)	(1.39)	$33.94	27.95%	1.23%	0.01%	48%	$113,348
2016	$29.78	0.10	(0.08)	0.02	(0.03)	(1.91)	(1.94)	$27.86	0.18%	1.23%	0.32%	36%	$147,133
2015	$34.65	0.04	2.26	2.30	(0.01)	(7.16)	(7.17)	$29.78	8.78%	1.22%	0.10%	49%	$290,077
2014	$32.45	0.03	4.13	4.16	(0.04)	(1.92)	(1.96)	$34.65	13.53%	1.22%	0.07%	103%	$718,640
2013	$27.00	0.13	6.42	6.55	(0.23)	(0.87)	(1.10)	$32.45	25.14%	1.22%	0.46%	67%	$817,166
C Class
2017	$26.97	(0.21)	7.20	6.99	—	(1.29)	(1.29)	$32.67	26.99%	1.98%	(0.74)%	48%	$9,962
2016	$29.08	(0.11)	(0.09)	(0.20)	—	(1.91)	(1.91)	$26.97	(0.58)%	1.98%	(0.43)%	36%	$9,379
2015	$34.20	(0.19)	2.23	2.04	—	(7.16)	(7.16)	$29.08	7.95%	1.97%	(0.65)%	49%	$11,713
2014	$32.24	(0.22)	4.10	3.88	—	(1.92)	(1.92)	$34.20	12.71%	1.97%	(0.68)%	103%	$13,413
2013	$26.98	(0.08)	6.38	6.30	(0.17)	(0.87)	(1.04)	$32.24	24.16%	1.97%	(0.29)%	67%	$14,489
R Class
2017	$27.35	(0.07)	7.32	7.25	(0.02)	(1.29)	(1.31)	$33.29	27.62%	1.48%	(0.24)%	48%	$104,368
2016	$29.31	0.02	(0.07)	(0.05)	—	(1.91)	(1.91)	$27.35	(0.06)%	1.48%	0.07%	36%	$96,415
2015	$34.28	(0.04)	2.23	2.19	—	(7.16)	(7.16)	$29.31	8.50%	1.47%	(0.15)%	49%	$114,672
2014	$32.16	(0.06)	4.10	4.04	—	(1.92)	(1.92)	$34.28	13.26%	1.47%	(0.18)%	103%	$142,845
2013	$26.82	0.06	6.36	6.42	(0.21)	(0.87)	(1.08)	$32.16	24.80%	1.47%	0.21%	67%	$145,337

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2017(4)	$30.95	0.05	4.53	4.58	—	—	—	$35.53	14.80%	0.78%(5)	0.27%(5)	48%(6)	$6
R6 Class
2017	$29.11	0.18	7.80	7.98	(0.27)	(1.29)	(1.56)	$35.53	28.71%	0.63%	0.61%	48%	$963,039
2016	$31.04	0.26	(0.07)	0.19	(0.21)	(1.91)	(2.12)	$29.11	0.76%	0.63%	0.92%	36%	$390,201
2015	$35.84	0.23	2.35	2.58	(0.22)	(7.16)	(7.38)	$31.04	9.46%	0.62%	0.70%	49%	$333,333
2014	$33.51	0.18	4.31	4.49	(0.24)	(1.92)	(2.16)	$35.84	14.20%	0.62%	0.67%	103%	$566,919
2013(7)	$31.22	0.05	2.24	2.29	—	—	—	$33.51	7.34%	0.62%(5)	0.64%(5)	67%(8)	$15,219

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through October 31, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(7)	July 26, 2013 (commencement of sale) through October 31, 2013.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 15, 2017

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the

31

information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

32

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was

33

below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$19,547,896,641	$402,531,816
Barry Fink	$19,543,961,253	$406,467,204
Jan M. Lewis	$19,556,221,886	$394,206,571
Stephen E. Yates	$19,543,817,152	$406,611,305
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2017.

For corporate taxpayers, the fund hereby designates $44,589,223, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $12,733,001 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2017.

The fund hereby designates $365,510,871, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2017.

The fund utilized earnings and profits of $66,520,348 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90970 1712

Annual Report

October 31, 2017

Heritage Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWHIX	20.77%	12.12%	6.34%	—	11/10/87
Russell Midcap Growth Index	—	26.25%	15.33%	8.22%	—	—
I Class	ATHIX	21.01%	12.35%	6.55%	—	6/16/97
Y Class	ATHYX	—	—	—	10.29%	4/10/17
A Class	ATHAX					7/11/97
No sales charge		20.48%	11.85%	6.08%	—
With sales charge		13.56%	10.53%	5.45%	—
C Class	AHGCX	19.58%	11.00%	5.28%	—	6/26/01
R Class	ATHWX	20.16%	11.56%	5.81%	—	9/28/07
R5 Class	ATHGX	—	—	—	10.18%	4/10/17
R6 Class	ATHDX	21.22%	—	—	9.84%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $18,501

Russell Midcap Growth Index — $22,046

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.00%	0.80%	0.65%	1.25%	2.00%	1.50%	0.80%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Greg Walsh and Nalin Yogasundram

Portfolio manager David Hollond retired from American Century in April 2017.

Performance Summary

Heritage returned 20.77%* for the 12 months ended October 31, 2017, lagging the 26.25% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

U.S. stock indices delivered strong returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell Midcap Growth Index, the utilities sector—which represents a very small segment of the benchmark—had the best performance on a total-return basis. Index returns were largely driven by strong performance of information technology, health care, and industrials stocks. Consumer staples was the only sector that posted a negative return.

The fund’s underperformance relative to the benchmark was primarily due to stock selection in the information technology sector. Stock choices in health care and industrials also detracted. Stock selection in the real estate sector aided relative performance.

Information Technology Stocks Led Detractors

In the information technology sector, stock decisions among semiconductors and semiconductor equipment companies weighed on performance versus the benchmark. Visual computing chip company NVIDIA hindered results due to an underweight position. The holding was eliminated during the period. The company’s gaming and data center businesses have continued to perform well, with the data center segment accelerating.

Among other significant detractors, Newell Brands, which owns several solid consumer brands such as Rubbermaid, detracted. Although Newell has done well, its end markets have decelerated. The company revised its profit forecast down due to Hurricane Harvey, which hurt its resin suppliers in Texas and Louisiana. Resin is a key component of many Newell products. Molson Coors Brewing was a key detractor. The company reported tepid revenue and slow margin improvements and offered weak earnings guidance. Private-label food processor TreeHouse Foods detracted. A poor end-market environment for its supermarket customers created a challenging environment for pricing and profitability. In addition, a recent acquisition is having operational issues, leading us to reduce our growth outlook. We sold the holding. O’Reilly Automotive reported sales that missed expectations and warned of weak consumer demand, driving the stock significantly lower. Investors also appeared fearful of increased competition from Amazon in a space that previously seemed relatively immune from online threats.

Real Estate Benefited Performance

Stock selection within the real estate sector was a significant contributor to relative performance. Although none of our positions were top-10 contributors for the year, we benefited from not owning several poor performers as expectations for rising interest rates weighed on the sector.

Major contributors included Teleflex. The medical device maker outperformed on solid quarterly earnings results and a positive outlook that topped expectations. Teleflex also announced the

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

acquisition of a large urology treatment provider, which we think will augment growth and profitability. We took advantage of the favorable valuation opportunity to build the portfolio’s position when the stock sold off in the fourth quarter of 2016 amid concerns about the impact of the elections on health care stocks. Owning semiconductor manufacturer Broadcom aided results. The company reported good earnings. It is shifting from relying on mergers and acquisitions to generating free cash flow, which is bringing in a new investor base.

Panera Bread was a significant contributor and was eliminated from the portfolio following the announcement that it would be acquired by JAB Holding. Electronic Arts, a maker of video games, was a top contributor to performance, as the company had favorable quarterly results. The company issued conservative guidance for the upcoming fiscal year, and it expects some gains as games are updated and as it emphasizes esports, a strong trend for the industry.

The financials sector performed well following the 2016 elections on anticipated stronger economic growth, higher interest rates, and deregulation. SVB Financial is expected to benefit from a decreased regulatory burden and was a significant contributor.

Outlook

Heritage continues to invest in companies where we believe fundamentals are strong and improving but share price performance does not fully reflect these factors. Our process is based on individual security selection, but broad themes have emerged.

The portfolio’s largest overweight relative to the benchmark is in information technology, largely due to individual stocks meeting our criteria. We have found improving growth profiles coming out of recent earnings reports. Within the sector, a tailwind is forming from enterprises wanting to “modernize” their on-premise infrastructure in preparation for deeper cloud penetration. We are also overweight health care, where there is now greater clarity about possible changes to the Affordable Care Act and greater regulation of prescription drug pricing. Also, mergers and acquisitions are increasing. Large biotechnology and pharmaceuticals companies are experiencing decelerating growth and weaker pipelines and as a result are looking for growth by purchasing smaller companies.

We have been underweight materials for some time as the sector shows an absence of secular growth. The underweight is led by the chemicals industry, where margin trends are poor. The portfolio has no positions in telecommunication services or utilities. These smaller benchmark components do not typically provide the kind of growth opportunities we look for. Additionally, wireless carriers are under competitive pressure to offer discount pricing on their plans.

6

Fund Characteristics

OCTOBER 31, 2017
Top Ten Holdings	% of net assets
Zoetis, Inc.	2.1%
DXC Technology Co.	2.0%
Red Hat, Inc.	1.9%
Ball Corp.	1.8%
Teleflex, Inc.	1.8%
iShares Russell Mid-Cap Growth ETF	1.7%
O'Reilly Automotive, Inc.	1.5%
Illumina, Inc.	1.5%
Fidelity National Information Services, Inc.	1.5%
SEI Investments Co.	1.5%

Top Five Industries	% of net assets
Software	9.9%
IT Services	7.0%
Semiconductors and Semiconductor Equipment	6.5%
Machinery	6.1%
Health Care Equipment and Supplies	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.8%
Exchange-Traded Funds	1.7%
Total Equity Exposure	99.5%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	(0.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,070.60	$5.27	1.01%
I Class	$1,000	$1,072.00	$4.23	0.81%
Y Class	$1,000	$1,072.80	$3.45	0.66%
A Class	$1,000	$1,069.80	$6.57	1.26%
C Class	$1,000	$1,065.50	$10.46	2.01%
R Class	$1,000	$1,068.10	$7.87	1.51%
R5 Class	$1,000	$1,072.00	$4.23	0.81%
R6 Class	$1,000	$1,072.80	$3.45	0.66%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.14	1.01%
I Class	$1,000	$1,021.12	$4.13	0.81%
Y Class	$1,000	$1,021.88	$3.36	0.66%
A Class	$1,000	$1,018.85	$6.41	1.26%
C Class	$1,000	$1,015.07	$10.21	2.01%
R Class	$1,000	$1,017.59	$7.68	1.51%
R5 Class	$1,000	$1,021.12	$4.13	0.81%
R6 Class	$1,000	$1,021.88	$3.36	0.66%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2017

	Shares	Value
COMMON STOCKS — 97.8%
Aerospace and Defense — 1.2%
L3 Technologies, Inc.	319,528	$59,809,251
Air Freight and Logistics — 0.9%
XPO Logistics, Inc.(1)	645,615	44,773,400
Airlines — 0.6%
American Airlines Group, Inc.	610,323	28,575,323
Auto Components — 0.7%
Delphi Automotive plc	371,595	36,929,111
Banks — 2.1%
BankUnited, Inc.	72,348	2,521,328
SVB Financial Group(1)	209,934	46,034,327
Zions Bancorporation	1,206,626	56,059,844
		104,615,499
Beverages — 3.6%
Brown-Forman Corp., Class B	724,582	41,315,666
Constellation Brands, Inc., Class A	246,267	53,954,637
Molson Coors Brewing Co., Class B	395,225	31,961,846
Monster Beverage Corp.(1)	913,897	52,942,053
		180,174,202
Biotechnology — 3.7%
Alexion Pharmaceuticals, Inc.(1)	352,388	42,166,748
BioMarin Pharmaceutical, Inc.(1)	518,295	42,546,837
Bioverativ, Inc.(1)	620,832	35,077,008
Exelixis, Inc.(1)	473,389	11,735,313
Incyte Corp.(1)	373,957	42,350,630
Neurocrine Biosciences, Inc.(1)	185,759	11,537,492
		185,414,028
Building Products — 1.7%
Fortune Brands Home & Security, Inc.	731,228	48,304,922
Lennox International, Inc.	193,772	37,035,642
		85,340,564
Capital Markets — 4.4%
Affiliated Managers Group, Inc.	209,370	39,047,505
Cboe Global Markets, Inc.	480,502	54,325,556
S&P Global, Inc.	350,959	54,914,555
SEI Investments Co.	1,148,946	74,118,506
		222,406,122
Chemicals — 0.6%
Scotts Miracle-Gro Co. (The)	297,092	29,596,305
Commercial Services and Supplies — 0.9%
Brink's Co. (The)	576,501	43,871,726
Communications Equipment — 1.5%
Palo Alto Networks, Inc.(1)	502,875	74,023,200
Construction and Engineering — 0.5%
Jacobs Engineering Group, Inc.	428,714	24,955,442

10

	Shares	Value
Construction Materials — 1.0%
Vulcan Materials Co.	411,308	$50,076,749
Containers and Packaging — 3.0%
Ball Corp.	2,159,284	92,698,062
Packaging Corp. of America	504,328	58,638,217
		151,336,279
Distributors — 0.9%
LKQ Corp.(1)	1,234,162	46,515,566
Electrical Equipment — 0.7%
AMETEK, Inc.	534,043	36,042,562
Electronic Equipment, Instruments and Components — 4.1%
Dolby Laboratories, Inc., Class A	953,528	55,247,412
Flextronics International Ltd.(1)	2,854,250	50,805,650
National Instruments Corp.	1,283,442	57,754,890
Trimble, Inc.(1)	1,055,267	43,139,315
		206,947,267
Equity Real Estate Investment Trusts (REITs) — 2.9%
Crown Castle International Corp.	460,776	49,339,894
Equinix, Inc.	81,029	37,556,942
SBA Communications Corp.(1)	364,506	57,293,053
		144,189,889
Food and Staples Retailing — 0.5%
Costco Wholesale Corp.	153,137	24,667,308
Health Care Equipment and Supplies — 5.7%
Align Technology, Inc.(1)	261,593	62,515,495
Baxter International, Inc.	992,891	64,011,683
Hill-Rom Holdings, Inc.	317,588	25,632,527
Teleflex, Inc.	375,918	89,085,048
West Pharmaceutical Services, Inc.	442,472	44,866,661
		286,111,414
Health Care Providers and Services — 1.8%
Amedisys, Inc.(1)	870,321	41,871,143
Humana, Inc.	189,976	48,510,372
		90,381,515
Hotels, Restaurants and Leisure — 3.9%
Domino's Pizza, Inc.	70,836	12,962,988
Hilton Worldwide Holdings, Inc.	453,477	32,777,318
Las Vegas Sands Corp.	606,334	38,429,449
MGM Resorts International	1,402,157	43,957,622
Papa John's International, Inc.	357,004	24,294,122
Vail Resorts, Inc.	192,023	43,977,107
		196,398,606
Household Durables — 2.1%
Mohawk Industries, Inc.(1)	199,790	52,297,030
Newell Brands, Inc.	1,286,257	52,453,561
		104,750,591
Internet and Direct Marketing Retail — 1.6%
Expedia, Inc.	459,262	57,251,601
Wayfair, Inc., Class A(1)	334,003	23,346,809
		80,598,410

11

	Shares	Value
Internet Software and Services — 1.8%
eBay, Inc.(1)	709,756	$26,715,216
LogMeIn, Inc.	534,057	64,647,600
		91,362,816
IT Services — 7.0%
Booz Allen Hamilton Holding Corp.	1,562,131	59,032,930
DXC Technology Co.	1,069,575	97,887,504
Fidelity National Information Services, Inc.	801,208	74,320,054
First Data Corp., Class A(1)	2,675,576	47,652,009
Vantiv, Inc., Class A(1)	1,016,445	71,151,150
		350,043,647
Life Sciences Tools and Services — 2.2%
Bio-Techne Corp.	264,745	34,686,890
Illumina, Inc.(1)	364,220	74,734,302
		109,421,192
Machinery — 6.1%
Ingersoll-Rand plc	420,103	37,221,126
John Bean Technologies Corp.	380,605	40,686,674
Kennametal, Inc.	1,021,118	44,571,801
Middleby Corp. (The)(1)	533,616	61,846,094
Parker-Hannifin Corp.	359,591	65,664,913
Snap-on, Inc.	177,128	27,947,256
WABCO Holdings, Inc.(1)	198,344	29,269,624
		307,207,488
Multiline Retail — 1.8%
Dollar General Corp.	463,050	37,432,962
Dollar Tree, Inc.(1)	576,237	52,581,626
		90,014,588
Oil, Gas and Consumable Fuels — 1.2%
Concho Resources, Inc.(1)	450,833	60,506,297
Pharmaceuticals — 2.8%
Jazz Pharmaceuticals plc(1)	251,872	35,647,444
Zoetis, Inc.	1,616,356	103,155,840
		138,803,284
Professional Services — 2.2%
IHS Markit Ltd.(1)	894,404	38,110,555
Verisk Analytics, Inc., Class A(1)	846,865	72,025,868
		110,136,423
Road and Rail — 1.1%
Canadian Pacific Railway Ltd.	151,252	26,233,147
Norfolk Southern Corp.	201,063	26,423,699
		52,656,846
Semiconductors and Semiconductor Equipment — 6.5%
Advanced Micro Devices, Inc.(1)	3,083,575	33,873,071
Analog Devices, Inc.	512,005	46,746,056
Broadcom Ltd.	215,260	56,809,267
KLA-Tencor Corp.	612,921	66,740,968
Lam Research Corp.	165,777	34,576,109
Maxim Integrated Products, Inc.	528,959	27,791,506
Xilinx, Inc.	779,746	57,459,483
		323,996,460

12

	Shares	Value
Software — 9.9%
Autodesk, Inc.(1)	502,103	$62,742,791
Electronic Arts, Inc.(1)	551,764	65,990,975
Guidewire Software, Inc.(1)	707,096	56,553,538
Red Hat, Inc.(1)	801,387	96,831,591
ServiceNow, Inc.(1)	495,894	62,666,125
Splunk, Inc.(1)	635,560	42,773,188
Tyler Technologies, Inc.(1)	401,208	71,130,166
Zynga, Inc., Class A(1)	9,831,077	38,341,200
		497,029,574
Specialty Retail — 3.2%
Burlington Stores, Inc.(1)	490,307	46,034,924
O'Reilly Automotive, Inc.(1)	358,445	75,613,973
Ross Stores, Inc.	622,827	39,543,286
		161,192,183
Textiles, Apparel and Luxury Goods — 0.5%
Columbia Sportswear Co.	391,433	24,417,590
Trading Companies and Distributors — 0.9%
United Rentals, Inc.(1)	314,252	44,460,373
TOTAL COMMON STOCKS (Cost $3,741,868,338)		4,899,749,090
EXCHANGE-TRADED FUNDS — 1.7%
iShares Russell Mid-Cap Growth ETF (Cost $86,942,761)	749,351	87,216,963
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $19,821,017), in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $19,388,333)		19,387,859
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $16,487,891), at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $16,163,153)		16,163,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	39,623	39,623
TOTAL TEMPORARY CASH INVESTMENTS (Cost $35,590,482)		35,590,482
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $3,864,401,581)		5,022,556,535
OTHER ASSETS AND LIABILITIES — (0.2)%		(9,637,200)
TOTAL NET ASSETS — 100.0%		$5,012,919,335

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	22,852,216	CAD	28,259,279	Morgan Stanley	12/29/17	$934,181
USD	1,432,959	CAD	1,786,592	Morgan Stanley	12/29/17	47,269
						$981,450

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $3,864,401,581)	$5,022,556,535
Receivable for investments sold	45,225,232
Receivable for capital shares sold	6,933,222
Unrealized appreciation on forward foreign currency exchange contracts	981,450
Dividends and interest receivable	338,397
5,076,034,836

Liabilities
Payable for investments purchased	47,036,834
Payable for capital shares redeemed	11,688,072
Accrued management fees	4,165,301
Distribution and service fees payable	168,019
Accrued other expenses	57,275
63,115,501

Net Assets	$5,012,919,335

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,425,603,028
Accumulated net investment loss	(8,537,323)
Undistributed net realized gain	436,691,441
Net unrealized appreciation	1,159,162,189
$5,012,919,335

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$4,083,668,877	172,521,768	$23.67
I Class, $0.01 Par Value	$262,094,863	10,484,306	$25.00
Y Class, $0.01 Par Value	$5,516	219	$25.19
A Class, $0.01 Par Value	$353,039,217	15,998,029	$22.07*
C Class, $0.01 Par Value	$88,628,765	4,863,311	$18.22
R Class, $0.01 Par Value	$39,032,835	1,763,718	$22.13
R5 Class, $0.01 Par Value	$113,989	4,560	$25.00
R6 Class, $0.01 Par Value	$186,335,273	7,397,864	$25.19
*Maximum offering price $23.42 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $54,501)	$42,112,289
Interest	218,690
42,330,979

Expenses:
Management fees	48,419,791
Distribution and service fees:
A Class	1,152,800
C Class	958,725
R Class	205,597
Directors' fees and expenses	152,377
Other expenses	155,478
51,044,768

Net investment income (loss)	(8,713,789)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	488,997,451
Forward foreign currency exchange contract transactions	(1,673,544)
Foreign currency translation transactions	(131)
487,323,776

Change in net unrealized appreciation (depreciation) on:
Investments	449,510,338
Forward foreign currency exchange contracts	214,490
Translation of assets and liabilities in foreign currencies	2,043
449,726,871

Net realized and unrealized gain (loss)	937,050,647

Net Increase (Decrease) in Net Assets Resulting from Operations	$928,336,858

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$(8,713,789)	$(13,564,912)
Net realized gain (loss)	487,323,776	392,559,276
Change in net unrealized appreciation (depreciation)	449,726,871	(511,638,261)
Net increase (decrease) in net assets resulting from operations	928,336,858	(132,643,897)

Distributions to Shareholders
From net realized gains:
Investor Class	(309,914,664)	(476,523,199)
I Class	(11,179,521)	(18,120,987)
A Class	(47,529,397)	(91,679,856)
C Class	(10,202,472)	(17,882,234)
R Class	(3,730,908)	(6,346,684)
R6 Class	(9,792,656)	(10,943,140)
Decrease in net assets from distributions	(392,349,618)	(621,496,100)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(343,021,445)	(28,900,566)

Net increase (decrease) in net assets	192,965,795	(783,040,563)

Net Assets
Beginning of period	4,819,953,540	5,602,994,103
End of period	$5,012,919,335	$4,819,953,540

Accumulated net investment loss	$(8,537,323)	$(13,600,943)

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

18

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

19

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 5% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.000%	0.800%	0.650%	1.000%	1.000%	1.000%	0.800%	0.650%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $11,497,940 and $41,974,578, respectively. The effect of interfund transactions on the Statement of Operations was $8,655,249 in net realized gain (loss) on investment transactions.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 were $2,740,414,985 and $3,463,746,101, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017(1)		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,500,000,000		1,270,000,000
Sold	17,887,611	$393,494,050	12,665,346	$267,899,742
Issued in reinvestment of distributions	14,633,383	299,984,349	21,839,340	461,902,032
Redeemed	(39,665,791)	(874,177,394)	(31,751,604)	(680,380,619)
	(7,144,797)	(180,698,995)	2,753,082	49,421,155
I Class/Shares Authorized	130,000,000		120,000,000
Sold	6,982,989	166,592,943	1,961,747	44,663,069
Issued in reinvestment of distributions	505,042	10,913,955	791,046	17,529,582
Redeemed	(3,973,484)	(92,038,952)	(2,170,480)	(48,819,503)
	3,514,547	85,467,946	582,313	13,373,148
Y Class/Shares Authorized	50,000,000		N/A
Sold	219	5,000
A Class/Shares Authorized	340,000,000		450,000,000
Sold	2,742,715	55,641,787	4,766,511	97,356,035
Issued in reinvestment of distributions	2,399,006	45,940,961	4,477,628	89,194,354
Redeemed	(17,660,672)	(362,961,627)	(14,972,490)	(301,149,639)
	(12,518,951)	(261,378,879)	(5,728,351)	(114,599,250)
C Class/Shares Authorized	80,000,000		80,000,000
Sold	413,354	6,982,452	707,195	12,265,998
Issued in reinvestment of distributions	582,590	9,274,836	944,287	16,015,100
Redeemed	(2,236,275)	(38,049,760)	(2,151,091)	(36,799,144)
	(1,240,331)	(21,792,472)	(499,609)	(8,518,046)
R Class/Shares Authorized	40,000,000		40,000,000
Sold	366,643	7,525,722	605,044	12,283,208
Issued in reinvestment of distributions	191,545	3,687,238	315,250	6,323,925
Redeemed	(977,608)	(19,952,451)	(1,025,372)	(20,375,900)
	(419,420)	(8,739,491)	(105,078)	(1,768,767)
R5 Class/Shares Authorized	50,000,000		N/A
Sold	4,654	111,637
Redeemed	(94)	(2,241)
	4,560	109,396
R6 Class/Shares Authorized	60,000,000		60,000,000
Sold	3,999,527	94,253,347	2,752,948	61,715,522
Issued in reinvestment of distributions	450,237	9,792,656	491,826	10,943,140
Redeemed	(2,558,341)	(60,039,953)	(1,744,390)	(39,467,468)
	1,891,423	44,006,050	1,500,384	33,191,194
Net increase (decrease)	(15,912,750)	$(343,021,445)	(1,497,259)	$(28,900,566)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class and R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$4,899,749,090	—	—
Exchange-Traded Funds	87,216,963	—	—
Temporary Cash Investments	39,623	$35,550,859	—
	$4,987,005,676	$35,550,859	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$981,450	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $39,577,930.

The value of foreign currency risk derivative instruments as of October 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $981,450 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended October 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(1,673,544) in net realized gain (loss) on forward foreign currency exchange contract transactions and $214,490 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

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8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$392,349,618	$621,496,100

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,868,428,891
Gross tax appreciation of investments	$1,198,150,575
Gross tax depreciation of investments	(44,022,931)
Net tax appreciation (depreciation) of investments	1,154,127,644
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	25,785
Net tax appreciation (depreciation)	$1,154,153,429
Undistributed ordinary income	—
Accumulated long-term gains	$440,718,751
Late-year ordinary loss deferral	$(7,555,873)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$21.28	(0.03)	4.18	4.15	(1.76)	$23.67	20.77%	1.01%	(0.15)%	56%	$4,083,669
2016	$24.59	(0.05)	(0.53)	(0.58)	(2.73)	$21.28	(2.26)%	1.00%	(0.21)%	62%	$3,823,112
2015	$26.89	(0.11)	1.66	1.55	(3.85)	$24.59	7.11%	1.00%	(0.42)%	62%	$4,349,601
2014	$28.45	(0.14)	2.18	2.04	(3.60)	$26.89	8.33%	1.00%	(0.55)%	73%	$4,449,377
2013	$22.44	(0.07)	6.55	6.48	(0.47)	$28.45	29.43%	1.00%	(0.29)%	70%	$3,016,930
I Class(3)
2017	$22.34	—(4)	4.42	4.42	(1.76)	$25.00	21.01%	0.81%	0.05%	56%	$262,095
2016	$25.62	—(4)	(0.55)	(0.55)	(2.73)	$22.34	(2.07)%	0.80%	(0.01)%	62%	$155,695
2015	$27.81	(0.06)	1.72	1.66	(3.85)	$25.62	7.33%	0.80%	(0.22)%	62%	$163,670
2014	$29.25	(0.09)	2.25	2.16	(3.60)	$27.81	8.53%	0.80%	(0.35)%	73%	$198,895
2013	$23.01	(0.02)	6.73	6.71	(0.47)	$29.25	29.70%	0.80%	(0.09)%	70%	$243,548
Y Class
2017(5)	$22.84	0.02	2.33	2.35	—	$25.19	10.29%	0.66%(6)	0.12%(6)	56%(7)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$20.00	(0.08)	3.91	3.83	(1.76)	$22.07	20.48%	1.26%	(0.40)%	56%	$353,039
2016	$23.33	(0.09)	(0.51)	(0.60)	(2.73)	$20.00	(2.53)%	1.25%	(0.46)%	62%	$570,298
2015	$25.78	(0.16)	1.56	1.40	(3.85)	$23.33	6.88%	1.25%	(0.67)%	62%	$798,879
2014	$27.48	(0.20)	2.10	1.90	(3.60)	$25.78	8.04%	1.25%	(0.80)%	73%	$869,381
2013	$21.74	(0.13)	6.34	6.21	(0.47)	$27.48	29.13%	1.25%	(0.54)%	70%	$1,092,574
C Class
2017	$16.92	(0.19)	3.25	3.06	(1.76)	$18.22	19.58%	2.01%	(1.15)%	56%	$88,629
2016	$20.31	(0.21)	(0.45)	(0.66)	(2.73)	$16.92	(3.29)%	2.00%	(1.21)%	62%	$103,292
2015	$23.10	(0.30)	1.36	1.06	(3.85)	$20.31	6.09%	2.00%	(1.42)%	62%	$134,096
2014	$25.16	(0.35)	1.89	1.54	(3.60)	$23.10	7.25%	2.00%	(1.55)%	73%	$128,522
2013	$20.09	(0.28)	5.82	5.54	(0.47)	$25.16	28.10%	2.00%	(1.29)%	70%	$139,064
R Class
2017	$20.10	(0.13)	3.92	3.79	(1.76)	$22.13	20.16%	1.51%	(0.65)%	56%	$39,033
2016	$23.48	(0.15)	(0.50)	(0.65)	(2.73)	$20.10	(2.75)%	1.50%	(0.71)%	62%	$43,875
2015	$25.97	(0.22)	1.58	1.36	(3.85)	$23.48	6.60%	1.50%	(0.92)%	62%	$53,731
2014	$27.72	(0.27)	2.12	1.85	(3.60)	$25.97	7.80%	1.50%	(1.05)%	73%	$58,426
2013	$21.99	(0.20)	6.40	6.20	(0.47)	$27.72	28.74%	1.50%	(0.79)%	70%	$54,129
R5 Class
2017(5)	$22.69	—(4)	2.31	2.31	—	$25.00	10.18%	0.81%(6)	(0.03)%(6)	56%(7)	$114

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2017	$22.46	0.04	4.45	4.49	(1.76)	$25.19	21.22%	0.66%	0.20%	56%	$186,335
2016	$25.72	0.03	(0.56)	(0.53)	(2.73)	$22.46	(1.93)%	0.65%	0.14%	62%	$123,681
2015	$27.86	(0.02)	1.73	1.71	(3.85)	$25.72	7.48%	0.65%	(0.07)%	62%	$103,017
2014	$29.25	(0.07)	2.28	2.21	(3.60)	$27.86	8.72%	0.65%	(0.20)%	73%	$56,442
2013(8)	$27.22	—(4)	2.03	2.03	—	$29.25	7.46%	0.65%(6)	(0.07)%(6)	70%(9)	$74

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	Per-share amount was less than $0.005.

(5)	April 10, 2017 (commencement of sale) through October 31, 2017.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(8)	July 26, 2013 (commencement of sale) through October 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heritage Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heritage Fund of American Century Mutual Funds, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 15, 2017

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the

31

information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

32

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

33

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$19,547,896,641	$402,531,816
Barry Fink	$19,543,961,253	$406,467,204
Jan M. Lewis	$19,556,221,886	$394,206,571
Stephen E. Yates	$19,543,817,152	$406,611,305
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $425,248,517, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2017.

The fund utilized earnings and profits of $32,898,899 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90977 1712

Annual Report

October 31, 2017

NT Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLTX	28.64%	15.17%	8.28%	5/12/06
Russell 1000 Growth Index	—	29.71%	16.82%	9.12%	—
Fund returns would have been lower if a portion of the fees had not been waived. Prior to July 31, 2017, the
G Class was referred to as the Institutional Class.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2007

Value on October 31, 2017
G Class — $22,177

Russell 1000 Growth Index — $23,964

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Justin Brown

Performance Summary

NT Growth returned 28.64%* for the 12 months ended October 31, 2017, lagging the 29.71% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices posted positive returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell 1000 Growth Index, all sectors but energy posted strong gains. The small utilities segment—a sector that rarely has companies with the growth characteristics we seek—reported the top total return, but index gains were largely driven by the strong performance of information technology stocks.

Stock selection in the consumer discretionary sector was a significant source of underperformance relative to the benchmark. Stock choices among health care and financials stocks were also modest detractors. Stock selection and an overweight in the information technology sector benefited relative performance. Stock choices among industrials and real estate stocks were positive as well.

Consumer Discretionary Stocks Led Detractors

Brick-and-mortar retailers struggled during much of 2017 for a variety of reasons, including delayed tax refunds, weather, and competitive pressures from online retailer Amazon (a fund holding). Aftermarket car parts dealer O’Reilly Automotive reported sales that missed expectations and warned of weak consumer demand that drove the stock significantly lower. Investors also appeared to be fearful of increased competition from Amazon in a space that previously seemed relatively immune from online threats. We sold our O'Reilly holding. Off-price retailer TJX underperformed after reporting results that were in line with expectations but below historical growth levels.
Chipotle Mexican Grill fell sharply in July on concerns about renewed food-safety issues after a Virginia store was closed because customers became ill.

In health care, not owning benchmark component AbbVie detracted as the stock price soared following the pharmaceutical company’s favorable settlement in its lawsuit against Amgen (a fund holding), which now must pay royalties to AbbVie on sales of its anti-inflammatory drug Amgevita, a biosimilar of AbbVie’s Humira.

Elsewhere, not owning benchmark holding NVIDIA hindered results. The visual computing chip company’s gaming and data center businesses have continued to perform well, with the data center segment accelerating. Underweighting Apple also detracted. The company reported good results, and investors appeared to look ahead favorably to the release of the latest iPhone.

Information Technology Holdings Aided Performance

Top contributors in the information technology sector included Activision Blizzard. The video game developer reported results that were much better than expected, driven by higher margins and strong results from its recently acquired King Digital business (the mobile video game company that created Candy Crush). Exposure to semiconductor capital equipment manufacturer ASML Holding aided performance. The Netherlands-based company reported better-than-expected results and guidance with strong bookings for its new product, which allows companies to further

* Fund returns would have been lower if a portion of the fees had not been waived.

3

shrink the size and increase the complexity of semiconductor chips. Semiconductor company Applied Materials continued to gain market share and reported record revenues and earnings per share for its fiscal third quarter. The company also announced that it expects continued growth in revenues and earnings over the next few years due to strong demand.

Other major contributors included Intuitive Surgical. The medical device company benefited from Food and Drug Administration clearance for its new da Vinci X robotic platform, which offers several technologies at a lower price than its previous platform. Veterinary hospital operator VCA rose sharply on the announcement that it would be acquired by privately owned Mars. As a result, the stock was eliminated from the portfolio.

Not owning tobacco stocks aided results. Tobacco stocks declined as the Food and Drug Administration began to pursue possible regulations that would lower nicotine in cigarettes to nonaddictive levels.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization-range allocations, are primarily due to identifying what we believe to be superior individual securities.

The portfolio remains overweight the information technology sector as we continue to find strong growth opportunities. Our bottom-up fundamental analysis indicates rising capital spending by semiconductor companies. Internet names continued to generate high growth, and data security is another growth segment.

We have been underweight materials for some time as the sector shows an absence of secular growth. Our underweight in the consumer discretionary sector derives from concerns about secular changes in retail and media.

4

Fund Characteristics

OCTOBER 31, 2017
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	7.8%
Facebook, Inc., Class A	5.6%
Amazon.com, Inc.	5.5%
Apple, Inc.	4.1%
PepsiCo, Inc.	4.0%
Visa, Inc., Class A	2.8%
Boeing Co. (The)	2.3%
Palo Alto Networks, Inc.	2.1%
Applied Materials, Inc.	2.0%
PayPal Holdings, Inc.	1.8%

Top Five Industries	% of net assets
Internet Software and Services	14.1%
Software	7.9%
IT Services	7.3%
Internet and Direct Marketing Retail	6.7%
Semiconductors and Semiconductor Equipment	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	100.1%
Exchange-Traded Funds	0.3%
Total Equity Exposure	100.4%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	(0.5)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,120.00	$1.98	0.37%
Hypothetical
G Class	$1,000	$1,023.34	$1.89	0.37%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

OCTOBER 31, 2017

	Shares	Value
COMMON STOCKS — 100.1%
Aerospace and Defense — 3.3%
Boeing Co. (The)	123,978	$31,983,844
Lockheed Martin Corp.	43,498	13,404,344
		45,388,188
Air Freight and Logistics — 1.1%
XPO Logistics, Inc.(1)	215,768	14,963,511
Airlines — 1.4%
Delta Air Lines, Inc.	387,804	19,401,834
Banks — 0.6%
Bank of America Corp.	315,300	8,636,067
Beverages — 4.0%
PepsiCo, Inc.	501,115	55,237,906
Biotechnology — 3.9%
Amgen, Inc.	89,309	15,648,723
Biogen, Inc.(1)	64,128	19,986,133
Gilead Sciences, Inc.	127,423	9,551,628
Incyte Corp.(1)	32,613	3,693,422
Regeneron Pharmaceuticals, Inc.(1)	12,441	5,008,995
		53,888,901
Capital Markets — 1.9%
Charles Schwab Corp. (The)	335,535	15,045,389
S&P Global, Inc.	73,303	11,469,721
		26,515,110
Chemicals — 0.6%
LyondellBasell Industries NV, Class A	78,010	8,076,375
Communications Equipment — 2.1%
Palo Alto Networks, Inc.(1)	197,149	29,020,333
Consumer Finance — 1.0%
American Express Co.	142,579	13,619,146
Electronic Equipment, Instruments and Components — 0.7%
CDW Corp.	141,052	9,873,640
Energy Equipment and Services — 0.4%
Halliburton Co.	135,076	5,773,148
Equity Real Estate Investment Trusts (REITs) — 3.2%
Equity Residential	307,830	20,704,646
SBA Communications Corp.(1)	142,098	22,334,963
		43,039,609
Food and Staples Retailing — 1.6%
Wal-Mart Stores, Inc.	250,827	21,899,705
Food Products — 0.8%
Hormel Foods Corp.	365,004	11,373,525

7

	Shares	Value
Health Care Equipment and Supplies — 4.7%
ABIOMED, Inc.(1)	29,256	$5,644,067
Boston Scientific Corp.(1)	276,522	7,781,329
Edwards Lifesciences Corp.(1)	187,060	19,123,144
Hologic, Inc.(1)	46,160	1,747,156
IDEXX Laboratories, Inc.(1)	40,686	6,760,793
Intuitive Surgical, Inc.(1)	49,639	18,632,495
Penumbra, Inc.(1)	39,513	3,973,032
		63,662,016
Health Care Providers and Services — 1.4%
Quest Diagnostics, Inc.	64,725	6,069,910
WellCare Health Plans, Inc.(1)	67,474	13,342,309
		19,412,219
Health Care Technology — 0.6%
Cerner Corp.(1)	128,405	8,669,906
Hotels, Restaurants and Leisure — 3.8%
Chipotle Mexican Grill, Inc.(1)	35,974	9,781,331
Darden Restaurants, Inc.	160,148	13,175,376
Las Vegas Sands Corp.	174,141	11,037,056
Royal Caribbean Cruises Ltd.	140,581	17,399,710
		51,393,473
Household Products — 1.3%
Church & Dwight Co., Inc.	236,431	10,679,588
Procter & Gamble Co. (The)	78,957	6,817,148
		17,496,736
Industrial Conglomerates — 1.3%
3M Co.	79,847	18,379,981
Internet and Direct Marketing Retail — 6.7%
Amazon.com, Inc.(1)	68,392	75,592,310
Expedia, Inc.	123,377	15,380,177
		90,972,487
Internet Software and Services — 14.1%
Alphabet, Inc., Class A(1)	102,435	105,819,452
Facebook, Inc., Class A(1)	423,437	76,244,066
LogMeIn, Inc.	45,254	5,477,997
VeriSign, Inc.(1)	47,647	5,123,006
		192,664,521
IT Services — 7.3%
DXC Technology Co.	161,978	14,824,227
Fiserv, Inc.(1)	108,208	14,005,361
Global Payments, Inc.	80,323	8,349,576
PayPal Holdings, Inc.(1)	343,894	24,952,949
Visa, Inc., Class A	345,632	38,012,607
		100,144,720
Life Sciences Tools and Services — 1.5%
Agilent Technologies, Inc.	177,565	12,079,747
Illumina, Inc.(1)	15,118	3,102,062

8

	Shares	Value
Waters Corp.(1)	26,335	$5,162,977
		20,344,786
Machinery — 3.3%
Caterpillar, Inc.	90,869	12,340,010
Cummins, Inc.	80,783	14,288,897
Parker-Hannifin Corp.	51,308	9,369,354
WABCO Holdings, Inc.(1)	57,118	8,428,903
		44,427,164
Media — 1.8%
Comcast Corp., Class A	332,428	11,977,381
DISH Network Corp., Class A(1)	59,900	2,907,546
Liberty Media Corp-Liberty Formula One, Class C(1)	104,745	3,994,974
Sirius XM Holdings, Inc.	1,078,495	5,867,013
		24,746,914
Multiline Retail — 3.0%
Dollar Tree, Inc.(1)	188,742	17,222,707
Target Corp.	392,266	23,159,385
		40,382,092
Oil, Gas and Consumable Fuels — 0.4%
Concho Resources, Inc.(1)	37,576	5,043,075
Personal Products — 1.0%
Estee Lauder Cos., Inc. (The), Class A	119,134	13,320,373
Pharmaceuticals — 0.8%
Bristol-Myers Squibb Co.	56,177	3,463,874
Johnson & Johnson	52,733	7,351,507
		10,815,381
Road and Rail — 1.5%
Union Pacific Corp.	170,839	19,781,448
Semiconductors and Semiconductor Equipment — 5.8%
Applied Materials, Inc.	490,759	27,693,530
ASML Holding NV	130,132	23,465,234
Broadcom Ltd.	61,310	16,180,322
Maxim Integrated Products, Inc.	214,216	11,254,909
		78,593,995
Software — 7.9%
Activision Blizzard, Inc.	212,965	13,947,078
Electronic Arts, Inc.(1)	103,449	12,372,501
Microsoft Corp.	299,811	24,938,279
Oracle Corp. (New York)	205,089	10,439,030
salesforce.com, Inc.(1)	182,104	18,636,523
Splunk, Inc.(1)	157,424	10,594,635
Symantec Corp.	192,156	6,245,070
VMware, Inc., Class A(1)	86,168	10,313,448
		107,486,564
Specialty Retail — 0.7%
TJX Cos., Inc. (The)	137,849	9,621,860

9

	Shares	Value
Technology Hardware, Storage and Peripherals — 4.1%
Apple, Inc.	327,017	$55,278,954
Textiles, Apparel and Luxury Goods — 0.5%
Tapestry, Inc.	150,298	6,154,703
TOTAL COMMON STOCKS (Cost $941,618,995)		1,365,500,366
EXCHANGE-TRADED FUNDS — 0.3%
iShares Russell 1000 Growth ETF (Cost $4,339,889)	33,784	4,390,569
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $897,895), in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $878,294)		878,273
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $749,450), at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $732,007)		732,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	255,792	255,792
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,866,065)		1,866,065
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $947,824,949)		1,371,757,000
OTHER ASSETS AND LIABILITIES — (0.5)%		(7,016,372)
TOTAL NET ASSETS — 100.0%		$1,364,740,628

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	18,481,721	EUR	15,592,836	UBS AG	12/29/17	$257,277
USD	676,228	EUR	570,194	UBS AG	12/29/17	9,801
USD	543,643	EUR	460,678	UBS AG	12/29/17	5,216
USD	506,345	EUR	433,997	UBS AG	12/29/17	(899)
						$271,395

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $947,824,949)	$1,371,757,000
Receivable for investments sold	11,186,638
Receivable for variation margin on futures contracts	17,525
Unrealized appreciation on forward foreign currency exchange contracts	272,294
Dividends and interest receivable	358,590
1,383,592,047

Liabilities
Disbursements in excess of demand deposit cash	2,795
Payable for investments purchased	646,885
Payable for capital shares redeemed	18,185,306
Unrealized depreciation on forward foreign currency exchange contracts	899
Accrued other expenses	15,534
18,851,419

Net Assets	$1,364,740,628

G Class Capital Shares, $0.01 Par Value
Shares authorized	660,000,000
Shares outstanding	74,250,702

Net Asset Value Per Share	$18.38

Net Assets Consist of:
Capital (par value and paid-in surplus)	$822,674,181
Undistributed net investment income	5,473,332
Undistributed net realized gain	112,389,615
Net unrealized appreciation	424,203,500
$1,364,740,628

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $10,931)	$16,118,428
Interest	34,235
16,152,663

Expenses:
Management fees	9,477,753
Directors' fees and expenses	40,518
Other expenses	47,647
9,565,918
Fees waived - G Class	(2,145,687)
7,420,231

Net investment income (loss)	8,732,432

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	119,095,025
Forward foreign currency exchange contract transactions	(406,843)
Futures contract transactions	(704,709)
Foreign currency translation transactions	6,210
117,989,683

Change in net unrealized appreciation (depreciation) on:
Investments	204,271,801
Forward foreign currency exchange contracts	89,403
Translation of assets and liabilities in foreign currencies	53
204,361,257

Net realized and unrealized gain (loss)	322,350,940

Net Increase (Decrease) in Net Assets Resulting from Operations	$331,083,372

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$8,732,432	$8,665,449
Net realized gain (loss)	117,989,683	17,371,506
Change in net unrealized appreciation (depreciation)	204,361,257	(11,186,280)
Net increase (decrease) in net assets resulting from operations	331,083,372	14,850,675

Distributions to Shareholders
From net investment income:
G Class	(8,520,575)	(4,751,626)
R6 Class	(1,102,965)	(402,024)
From net realized gains:
G Class	(17,018,924)	(61,284,133)
R6 Class	(1,839,876)	(3,940,677)
Decrease in net assets from distributions	(28,482,340)	(70,378,460)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(149,696,725)	158,651,324

Net increase (decrease) in net assets	152,904,307	103,123,539

Net Assets
Beginning of period	1,211,836,321	1,108,712,782
End of period	$1,364,740,628	$1,211,836,321

Undistributed net investment income	$5,473,332	$7,131,452

See Notes to Financial Statements.

13

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class (formerly Institutional Class). On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

14

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

15

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of Growth Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.450% to 0.640% for the G Class. Prior to July 31, 2017, the management fee schedule ranged from 0.600% to 0.790% for the G Class and 0.450% to 0.640% for the R6 Class. Effective July 31, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended October 31, 2017 was 0.73% before waiver and 0.55% after waiver for the G Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $8,184,939 and $9,521,931, respectively. The effect of interfund transactions on the Statement of Operations was $1,249,594 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 were $832,595,269 and $994,290,004, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
G Class/Shares Authorized	660,000,000		475,000,000
Sold	13,727,570	$228,420,327	11,629,984	$160,606,033
Issued in reinvestment of distributions	1,719,832	25,539,499	4,617,885	66,035,759
Redeemed	(16,787,555)	(274,474,628)	(8,178,147)	(120,163,445)
	(1,340,153)	(20,514,802)	8,069,722	106,478,347
R6 Class/Shares Authorized	N/A		55,000,000
Sold	2,372,292	36,926,033	3,717,992	53,645,133
Issued in reinvestment of distributions	198,438	2,942,841	304,111	4,342,701
Redeemed	(9,893,780)	(169,050,797)	(401,556)	(5,814,857)
	(7,323,050)	(129,181,923)	3,620,547	52,172,977
Net increase (decrease)	(8,663,203)	$(149,696,725)	11,690,269	$158,651,324

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,342,035,132	$23,465,234	—
Exchange-Traded Funds	4,390,569	—	—
Temporary Cash Investments	255,792	1,610,273	—
	$1,346,681,493	$25,075,507	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$272,294	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$899	—

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7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $12,438,470.

Value of Derivative Instruments as of October 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	$17,525	Payable for variation margin on futures contracts*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	272,294	Unrealized depreciation on forward foreign currency exchange contracts	$899
		$289,819		$899

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(704,709)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(406,843)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$89,403
		$(1,111,552)		$89,403

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8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$9,623,540	$30,362,423
Long-term capital gains	$18,858,800	$40,016,037

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$952,949,699
Gross tax appreciation of investments	$425,324,281
Gross tax depreciation of investments	(6,516,980)
Net tax appreciation (depreciation) of investments	418,807,301
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	54
Net tax appreciation (depreciation)	$418,807,355
Undistributed ordinary income	$34,746,734
Accumulated long-term gains	$88,512,358

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class(3)
2017	$14.62	0.11	4.00	4.11	(0.12)	(0.23)	(0.35)	$18.38	28.64%	0.56%(4)	0.67%(4)	64%	$1,364,741
2016	$15.57	0.11	(0.06)	0.05	(0.07)	(0.93)	(1.00)	$14.62	0.49%	0.78%	0.74%	60%	$1,104,817
2015	$16.82	0.08	1.17	1.25	(0.08)	(2.42)	(2.50)	$15.57	8.97%	0.77%	0.52%	82%	$1,051,077
2014	$15.42	0.08	2.02	2.10	(0.09)	(0.61)	(0.70)	$16.82	14.17%	0.77%	0.50%	119%	$1,234,784
2013	$12.72	0.12	3.08	3.20	(0.10)	(0.40)	(0.50)	$15.42	26.05%	0.77%	0.85%	77%	$995,575

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

(4)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.74% and 0.49%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 15, 2017

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the

25

information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

26

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was

27

below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

28

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$19,547,896,641	$402,531,816
Barry Fink	$19,543,961,253	$406,467,204
Jan M. Lewis	$19,556,221,886	$394,206,571
Stephen E. Yates	$19,543,817,152	$406,611,305
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2017.

For corporate taxpayers, the fund hereby designates $9,623,540, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $18,858,800, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2017.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90986 1712

Annual Report

October 31, 2017

NT Heritage Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLWX	21.29%	12.50%	3.80%	5/12/06
Russell Midcap Growth Index	—	26.25%	15.33%	8.22%	—
Fund returns would have been lower if a portion of the fees had not been waived. Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2007

Value on October 31, 2017
G Class — $14,530

Russell Midcap Growth Index — $22,046

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Greg Walsh and Nalin Yogasundram

Portfolio manager David Hollond retired from American Century in April 2017.

Performance Summary

NT Heritage returned 21.29%* for the 12 months ended October 31, 2017, lagging the 26.25% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

U.S. stock indices delivered strong returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell Midcap Growth Index, the utilities sector—which represents a very small segment of the benchmark—had the best performance on a total-return basis. Index returns were largely driven by strong performance of information technology, health care, and industrials stocks. Consumer staples was the only sector that posted a negative return.

The fund’s underperformance relative to the benchmark was primarily due to stock selection in the information technology sector. Stock choices in health care and industrials also detracted. Stock selection in the real estate sector aided relative performance.

Information Technology Stocks Led Detractors

In the information technology sector, stock decisions among semiconductors and semiconductor equipment companies weighed on performance versus the benchmark. Visual computing chip company NVIDIA hindered results due to an underweight position. The holding was eliminated during the reporting period. The company’s gaming and data center businesses have continued to perform well, with the data center segment accelerating.

Among other significant detractors, Newell Brands, which owns several solid consumer brands such as Rubbermaid, detracted. Although Newell has done well, its end markets have decelerated. The company revised its profit forecast down due to Hurricane Harvey, which hurt its resin suppliers in Texas and Louisiana. Resin is a key component of many Newell products. Molson Coors Brewing was a key detractor. The company reported tepid revenue and slow margin improvements and offered weak earnings guidance. Private-label food processor TreeHouse Foods detracted. A poor end-market environment for its supermarket customers created a challenging environment for pricing and profitability. In addition, a recent acquisition is having operational issues, leading us to reduce our growth outlook. We sold the holding. O’Reilly Automotive reported sales that missed expectations and warned of weak consumer demand, driving the stock significantly lower. Investors also appeared fearful of increased competition from Amazon in a space that previously seemed relatively immune from online threats.

Real Estate Benefited Performance

Stock selection within the real estate sector was a significant contributor to relative performance. Although none of our positions were top-10 contributors for the year, we benefited from not owning several poor performers as expectations for rising interest rates weighed on the sector.

Major contributors included Teleflex. The medical device maker outperformed on solid quarterly earnings results and a positive outlook that topped expectations. Teleflex also announced the acquisition of a large urology treatment provider, which we think will augment growth and

*Fund returns would have been lower if a portion of the fees had not been waived.

3

profitability. We took advantage of the favorable valuation opportunity to build the portfolio’s position when the stock sold off in the fourth quarter of 2016 amid concerns about the impact of the elections on health care stocks. Owning semiconductor manufacturer Broadcom aided results. The company reported good earnings. It is shifting from relying on mergers and acquisitions to generating free cash flow, which is bringing in a new investor base.

Panera Bread was a significant contributor and was eliminated from the portfolio following the announcement that it would be acquired by JAB Holding. Electronic Arts, a maker of video games, was a top contributor to performance, as the company had favorable quarterly results. The company issued conservative guidance for the upcoming fiscal year, and it expects some gains as games are updated and as it emphasizes esports, a strong trend for the industry.

The financials sector performed well following the 2016 elections on anticipated stronger economic growth, higher interest rates, and deregulation. SVB Financial is expected to benefit from a decreased regulatory burden and was a significant contributor.

Outlook

NT Heritage continues to invest in companies where we believe fundamentals are strong and improving but share price performance does not fully reflect these factors. Our process is based on individual security selection, but broad themes have emerged.

The portfolio’s largest overweight relative to the benchmark is in information technology, largely due to individual stocks meeting our criteria. We have found improving growth profiles coming out of recent earnings reports. Within the sector, a tailwind is forming from enterprises wanting to “modernize” their on-premise infrastructure in preparation for deeper cloud penetration. We are also overweight health care, where there is now greater clarity about possible changes to the Affordable Care Act and greater regulation of prescription drug pricing. Also, mergers and acquisitions are increasing. Large biotechnology and pharmaceuticals companies are experiencing decelerating growth and weaker pipelines and as a result are looking for growth by purchasing smaller companies.

We have been underweight materials for some time as the sector shows an absence of secular growth. The underweight is led by the chemicals industry, where margin trends are poor. The portfolio has no positions in telecommunication services or utilities. These smaller benchmark components do not typically provide the kind of growth opportunities we look for. Additionally, wireless carriers are under competitive pressure to offer discount pricing on their plans.

4

Fund Characteristics

OCTOBER 31, 2017
Top Ten Holdings	% of net assets
Zoetis, Inc.	2.0%
DXC Technology Co.	1.9%
Red Hat, Inc.	1.9%
Ball Corp.	1.8%
Teleflex, Inc.	1.8%
iShares Russell Mid-Cap Growth ETF	1.8%
O'Reilly Automotive, Inc.	1.5%
Palo Alto Networks, Inc.	1.5%
Illumina, Inc.	1.5%
Fidelity National Information Services, Inc.	1.5%

Top Five Industries	% of net assets
Software	9.9%
IT Services	6.9%
Semiconductors and Semiconductor Equipment	6.4%
Machinery	6.2%
Health Care Equipment and Supplies	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.5%
Exchange-Traded Funds	1.8%
Total Equity Exposure	99.3%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	(0.3)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,074.50	$1.99	0.38%
Hypothetical
G Class	$1,000	$1,023.29	$1.94	0.38%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

OCTOBER 31, 2017

	Shares	Value
COMMON STOCKS — 97.5%
Aerospace and Defense — 1.2%
L3 Technologies, Inc.	52,745	$9,872,809
Air Freight and Logistics — 0.9%
XPO Logistics, Inc.(1)	107,118	7,428,633
Airlines — 0.6%
American Airlines Group, Inc.	101,183	4,737,388
Auto Components — 0.7%
Delphi Automotive plc	59,717	5,934,675
Banks — 2.1%
BankUnited, Inc.	11,894	414,506
SVB Financial Group(1)	34,853	7,642,566
Zions Bancorporation	198,687	9,230,998
		17,288,070
Beverages — 3.6%
Brown-Forman Corp., Class B	119,122	6,792,336
Constellation Brands, Inc., Class A	40,454	8,863,067
Molson Coors Brewing Co., Class B	64,903	5,248,706
Monster Beverage Corp.(1)	149,935	8,685,735
		29,589,844
Biotechnology — 3.7%
Alexion Pharmaceuticals, Inc.(1)	57,572	6,889,066
BioMarin Pharmaceutical, Inc.(1)	85,209	6,994,807
Bioverativ, Inc.(1)	102,791	5,807,691
Exelixis, Inc.(1)	77,762	1,927,720
Incyte Corp.(1)	61,480	6,962,610
Neurocrine Biosciences, Inc.(1)	30,539	1,896,777
		30,478,671
Building Products — 1.7%
Fortune Brands Home & Security, Inc.	117,521	7,763,437
Lennox International, Inc.	31,526	6,025,565
		13,789,002
Capital Markets — 4.4%
Affiliated Managers Group, Inc.	34,237	6,385,200
Cboe Global Markets, Inc.	77,337	8,743,721
S&P Global, Inc.	57,659	9,021,904
SEI Investments Co.	185,856	11,989,571
		36,140,396
Chemicals — 0.6%
Scotts Miracle-Gro Co. (The), Class A	47,467	4,728,663
Commercial Services and Supplies — 0.9%
Brink's Co. (The)	96,056	7,309,862
Communications Equipment — 1.5%
Palo Alto Networks, Inc.(1)	82,982	12,214,950
Construction and Engineering — 0.5%
Jacobs Engineering Group, Inc.	71,037	4,135,064

7

	Shares	Value
Construction Materials — 1.0%
Vulcan Materials Co.	67,507	$8,218,977
Containers and Packaging — 3.0%
Ball Corp.	352,566	15,135,658
Packaging Corp. of America	81,774	9,507,863
		24,643,521
Distributors — 0.9%
LKQ Corp.(1)	198,376	7,476,791
Electrical Equipment — 0.7%
AMETEK, Inc.	88,490	5,972,190
Electronic Equipment, Instruments and Components — 4.1%
Dolby Laboratories, Inc., Class A	157,085	9,101,505
Flextronics International Ltd.(1)	468,272	8,335,241
National Instruments Corp.	210,204	9,459,180
Trimble, Inc.(1)	174,185	7,120,683
		34,016,609
Equity Real Estate Investment Trusts (REITs) — 2.9%
Crown Castle International Corp.	76,391	8,179,948
Equinix, Inc.	13,245	6,139,058
SBA Communications Corp.(1)	58,885	9,255,544
		23,574,550
Food and Staples Retailing — 0.5%
Costco Wholesale Corp.	25,265	4,069,686
Health Care Equipment and Supplies — 5.7%
Align Technology, Inc.(1)	41,924	10,018,997
Baxter International, Inc.	160,697	10,360,136
Hill-Rom Holdings, Inc.	52,387	4,228,155
Teleflex, Inc.	62,322	14,769,067
West Pharmaceutical Services, Inc.	72,744	7,376,242
		46,752,597
Health Care Providers and Services — 1.8%
Amedisys, Inc.(1)	143,592	6,908,211
Humana, Inc.	31,262	7,982,752
		14,890,963
Hotels, Restaurants and Leisure — 3.9%
Domino's Pizza, Inc.	11,646	2,131,218
Hilton Worldwide Holdings, Inc.	72,826	5,263,863
Las Vegas Sands Corp.	97,887	6,204,078
MGM Resorts International	230,134	7,214,701
Papa John's International, Inc.	58,378	3,972,623
Vail Resorts, Inc.	30,531	6,992,210
		31,778,693
Household Durables — 2.1%
Mohawk Industries, Inc.(1)	32,722	8,565,311
Newell Brands, Inc.	211,288	8,616,324
		17,181,635
Internet and Direct Marketing Retail — 1.6%
Expedia, Inc.	75,099	9,361,842
Wayfair, Inc., Class A(1)	54,797	3,830,310
		13,192,152

8

	Shares	Value
Internet Software and Services — 1.8%
eBay, Inc.(1)	113,458	$4,270,559
LogMeIn, Inc.	88,078	10,661,842
		14,932,401
IT Services — 6.9%
Booz Allen Hamilton Holding Corp.	252,082	9,526,179
DXC Technology Co.	173,753	15,901,875
Fidelity National Information Services, Inc.	129,907	12,050,173
First Data Corp., Class A(1)	439,872	7,834,120
Vantiv, Inc., Class A(1)	166,475	11,653,250
		56,965,597
Life Sciences Tools and Services — 2.2%
Bio-Techne Corp.	43,292	5,672,118
Illumina, Inc.(1)	59,152	12,137,399
		17,809,517
Machinery — 6.2%
Ingersoll-Rand plc	67,169	5,951,174
John Bean Technologies Corp.	62,189	6,648,004
Kennametal, Inc.	172,748	7,540,450
Middleby Corp. (The)(1)	89,188	10,336,889
Parker-Hannifin Corp.	59,269	10,823,112
Snap-on, Inc.	30,561	4,821,915
WABCO Holdings, Inc.(1)	31,877	4,704,089
		50,825,633
Multiline Retail — 1.8%
Dollar General Corp.	75,795	6,127,268
Dollar Tree, Inc.(1)	95,068	8,674,955
		14,802,223
Oil, Gas and Consumable Fuels — 1.2%
Concho Resources, Inc.(1)	73,485	9,862,422
Pharmaceuticals — 2.7%
Jazz Pharmaceuticals plc(1)	41,374	5,855,662
Zoetis, Inc.	262,888	16,777,512
		22,633,174
Professional Services — 2.2%
IHS Markit Ltd.(1)	147,590	6,288,810
Verisk Analytics, Inc., Class A(1)	137,217	11,670,306
		17,959,116
Road and Rail — 1.0%
Canadian Pacific Railway Ltd.	25,151	4,362,190
Norfolk Southern Corp.	32,208	4,232,775
		8,594,965
Semiconductors and Semiconductor Equipment — 6.4%
Advanced Micro Devices, Inc.(1)	504,240	5,539,076
Analog Devices, Inc.	84,000	7,669,200
Broadcom Ltd.	34,783	9,179,582
KLA-Tencor Corp.	101,241	11,024,132
Lam Research Corp.	26,623	5,552,759
Maxim Integrated Products, Inc.	87,179	4,580,385
Xilinx, Inc.	128,513	9,470,123
		53,015,257
9

	Shares	Value
Software — 9.9%
Autodesk, Inc.(1)	83,051	$10,378,053
Electronic Arts, Inc.(1)	90,678	10,845,089
Guidewire Software, Inc.(1)	115,523	9,239,530
Red Hat, Inc.(1)	131,477	15,886,366
ServiceNow, Inc.(1)	81,830	10,340,857
Splunk, Inc.(1)	105,094	7,072,826
Tyler Technologies, Inc.(1)	65,960	11,694,048
Zynga, Inc., Class A(1)	1,610,150	6,279,585
		81,736,354
Specialty Retail — 3.2%
Burlington Stores, Inc.(1)	80,256	7,535,236
O'Reilly Automotive, Inc.(1)	59,095	12,466,090
Ross Stores, Inc.	102,682	6,519,280
		26,520,606
Textiles, Apparel and Luxury Goods — 0.5%
Columbia Sportswear Co.	64,634	4,031,869
Trading Companies and Distributors — 0.9%
United Rentals, Inc.(1)	52,065	7,366,156
TOTAL COMMON STOCKS (Cost $621,318,100)		802,471,681
EXCHANGE-TRADED FUNDS — 1.8%
iShares Russell Mid-Cap Growth ETF (Cost $14,293,830)	123,196	14,338,782
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $4,681,933), in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $4,579,728)		4,579,616
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $3,897,138), at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $3,817,036)		3,817,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,093	5,093
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,401,709)		8,401,709
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $644,013,639)		825,212,172
OTHER ASSETS AND LIABILITIES — (0.3)%		(2,301,880)
TOTAL NET ASSETS — 100.0%		$822,910,292

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,799,990	CAD	4,699,106	Morgan Stanley	12/29/17	$155,341
USD	238,280	CAD	297,084	Morgan Stanley	12/29/17	7,860
						$163,201

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $644,013,639)	$825,212,172
Receivable for investments sold	7,257,696
Unrealized appreciation on forward foreign currency exchange contracts	163,201
Dividends and interest receivable	21,453
832,654,522

Liabilities
Payable for investments purchased	7,732,470
Payable for capital shares redeemed	2,002,534
Accrued other expenses	9,226
9,744,230

Net Assets	$822,910,292

G Class Capital Shares, $0.01 Par Value
Shares authorized	500,000,000
Shares outstanding	57,087,323

Net Asset Value Per Share	$14.41

Net Assets Consist of:
Capital (par value and paid-in surplus)	$590,867,356
Undistributed net investment income	1,452,312
Undistributed net realized gain	49,228,890
Net unrealized appreciation	181,361,734
$822,910,292

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $8,699)	$6,623,898
Interest	40,436
6,664,334

Expenses:
Management fees	5,850,287
Directors' fees and expenses	24,147
Other expenses	24,369
5,898,803
Fees waived - G Class	(1,345,683)
4,553,120

Net investment income (loss)	2,111,214

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	57,468,873
Forward foreign currency exchange contract transactions	(262,447)
Futures contract transactions	(464,764)
Foreign currency translation transactions	598
56,742,260

Change in net unrealized appreciation (depreciation) on:
Investments	91,038,081
Forward foreign currency exchange contracts	52,668
91,090,749

Net realized and unrealized gain (loss)	147,833,009

Net Increase (Decrease) in Net Assets Resulting from Operations	$149,944,223

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$2,111,214	$(70,959)
Net realized gain (loss)	56,742,260	20,897,994
Change in net unrealized appreciation (depreciation)	91,090,749	(26,687,178)
Net increase (decrease) in net assets resulting from operations	149,944,223	(5,860,143)

Distributions to Shareholders
From net realized gains:
G Class	(22,613,046)	(47,436,142)
R6 Class	(2,450,807)	(3,027,088)
Decrease in net assets from distributions	(25,063,853)	(50,463,230)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(15,408,566)	126,330,213

Net increase (decrease) in net assets	109,471,804	70,006,840

Net Assets
Beginning of period	713,438,488	643,431,648
End of period	$822,910,292	$713,438,488

Undistributed (accumulated) net investment income (loss)	$1,452,312	$(396,446)

See Notes to Financial Statements.

14

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class (formerly Institutional Class). On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

15

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

16

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.650% for the G Class. Prior to July 31, 2017, the annual management fee was 0.800% for the G Class and 0.650% for the R6 Class. Effective July 31, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended October 31, 2017 was 0.75% before waiver and 0.57% after waiver for the G Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $3,020,341 and $7,561,965, respectively. The effect of interfund transactions on the Statement of Operations was $893,719 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 were $517,986,247 and $553,566,301, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
G Class/Shares Authorized	500,000,000		335,000,000
Sold	10,789,180	$145,023,909	9,790,354	$114,337,876
Issued in reinvestment of distributions	1,817,769	22,613,046	3,888,208	47,436,142
Redeemed	(8,335,745)	(110,364,109)	(5,527,519)	(68,697,827)
	4,271,204	57,272,846	8,151,043	93,076,191
R6 Class/Shares Authorized	N/A		50,000,000
Sold	1,796,142	23,492,081	2,710,867	33,673,026
Issued in reinvestment of distributions	195,908	2,450,807	247,109	3,027,088
Redeemed	(7,123,592)	(98,624,300)	(278,019)	(3,446,092)
	(5,131,542)	(72,681,412)	2,679,957	33,254,022
Net increase (decrease)	(860,338)	$(15,408,566)	10,831,000	$126,330,213

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$802,471,681	—	—
Exchange-Traded Funds	14,338,782	—	—
Temporary Cash Investments	5,093	$8,396,616	—
	$816,815,556	$8,396,616	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$163,201	—

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7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $6,444,838.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Value of Derivative Instruments as of October 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$163,201	Unrealized depreciation on forward foreign currency exchange contracts	—

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(464,764)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(262,447)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$52,668
		$(727,211)		$52,668

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8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$25,063,853	$50,463,230

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$647,684,407
Gross tax appreciation of investments	$184,469,216
Gross tax depreciation of investments	(6,941,451)
Net tax appreciation (depreciation) of investments	$177,527,765
Undistributed ordinary income	$3,083,930
Accumulated long-term gains	$51,431,241

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class(3)
2017	$12.31	0.04	2.50	2.54	—	(0.44)	(0.44)	$14.41	21.29%	0.58%(4)	0.27%(4)	67%	$822,910
2016	$13.65	—(5)	(0.28)	(0.28)	—	(1.06)	(1.06)	$12.31	(2.01)%	0.80%	(0.02)%	73%	$649,951
2015	$13.37	(0.03)	0.93	0.90	—	(0.62)	(0.62)	$13.65	7.20%	0.80%	(0.22)%	83%	$609,841
2014	$13.81	(0.04)	1.08	1.04	—	(1.48)	(1.48)	$13.37	8.53%	0.80%	(0.31)%	76%	$572,085
2013	$10.61	(0.01)	3.23	3.22	(0.02)	—	(0.02)	$13.81	30.38%	0.80%	(0.10)%	113%	$459,877

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

(4)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.76% and 0.09%, respectively.

(5)	Per-share amount was less than $0.005.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Heritage Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Heritage Fund of American Century Mutual Funds, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 15, 2017

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the

26

information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

27

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

28

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

29

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$19,547,896,641	$402,531,816
Barry Fink	$19,543,961,253	$406,467,204
Jan M. Lewis	$19,556,221,886	$394,206,571
Stephen E. Yates	$19,543,817,152	$406,611,305
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $50,403 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2017.

The fund hereby designates $26,829,241, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2017.

The fund utilized earnings and profits of $1,871,244 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90987 1712

Annual Report

October 31, 2017

Select Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCIX	27.93%	15.43%	8.02%	—	6/30/71
Russell 1000 Growth Index	—	29.71%	16.82%	9.12%	—	—
I Class	TWSIX	28.20%	15.67%	8.24%	—	3/13/97
Y Class	ASLWX	—	—	—	14.62%	4/10/17
A Class	TWCAX					8/8/97
No sales charge		27.63%	15.15%	7.75%	—
With sales charge		20.28%	13.79%	7.11%	—
C Class	ACSLX	26.66%	14.28%	6.94%	—	1/31/03
R Class	ASERX	27.30%	14.86%	7.48%	—	7/29/05
R5 Class	ASLGX	—	—	—	14.52%	4/10/17
R6 Class	ASDEX	28.38%	—	—	15.13%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Although the fund’s actual inception date was October 31, 1958, the Investor Class inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $21,638

Russell 1000 Growth Index — $23,964

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.99%	0.79%	0.64%	1.24%	1.99%	1.49%	0.79%	0.64%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Chris Krantz

Performance Summary

Select returned 27.93%* for the 12 months ended October 31, 2017, lagging the 29.71% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices posted strong returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell 1000 Growth Index, all sectors but energy posted strong gains. The small utilities segment—a sector that rarely offers the kind of growth characteristics we seek—reported the top total return, but index gains were largely driven by the strong performance of information technology stocks.

Stock selection in the consumer discretionary sector detracted from performance relative to the Russell 1000 Growth Index. Overweight positioning among specialty retailers also hampered performance. Stock choices in information technology and health care were also negative. Stock selection in the consumer staples sector was beneficial, as it was in financials and real estate.

Consumer Discretionary Stocks Led Detractors

Aftermarket parts retailer AutoZone was a significant detractor in the consumer discretionary sector. The company reported a series of quarterly sales and earnings growth misses. The automotive segment is facing increased competition from Amazon in a space that previously seemed relatively immune from online threats. We sold the holding. Off-price retailer TJX underperformed after reporting results that were in line with expectations but below historical growth levels.

In information technology, QUALCOMM was a significant detractor. It is facing a lawsuit by Apple—a large customer—concerning royalties, creating uncertainty among investors. We reduced our holding in the semiconductor and telecommunications equipment company. Not owning benchmark holding NVIDIA hindered results. The visual computing chip company’s gaming and data center businesses have continued to perform well, with the data center segment accelerating.

Elsewhere, biotechnology firm Celgene fell sharply late in the period after announcing that it was discontinuing late-stage clinical trials of its drug to treat Crohn’s disease, putting pressure on its product pipeline. Gilead Sciences detracted following guidance that was well below expectations due to the weak forecast for its hepatitis C drug.

Consumer Staples Aided Performance

In the consumer staples sector, avoiding a number of underperforming beverage and tobacco companies was helpful. In particular, not owning tobacco company Altria benefited performance. The stock lagged on concerns that the Food and Drug Administration would impose nicotine restrictions on cigarettes that would make them nonaddictive. We don’t own the stock because it has been losing share to competing firms.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In the information technology sector, Apple outperformed as the company reported results ahead of expectations. Investors also appeared excited about the new iPhone that was introduced in
September 2017. In addition, Warren Buffett took a large stake in the company, which we believe reflects the quality of the business and the brand, and the sustainable nature of the business. Electronic Arts, a maker of video games, was a top contributor, as the company had favorable quarterly results. The company issued conservative guidance for the upcoming fiscal year, and it expects some gains as games are updated and as it emphasizes esports, a strong trend for the industry.

Among other top contributors, options exchange Cboe Global Markets reported strong quarterly results for revenue and earnings. The company said that it was pleased with its integration of Bats Global Markets, which was completed in February. Airplane manufacturer Boeing reported strong earnings, cash flow, and forward guidance for profitability of the company’s 787 airliner. Investors increasingly appear to believe in the stock more as a secular than a cyclical growth story and have become more comfortable with the business for the long term. Managed health care firm UnitedHealth Group rose on investor optimism that President Trump’s administration would bring less regulation and higher growth to the economy, which should help some health care companies. Additionally, UnitedHealth raised earnings guidance above analyst expectations.

Outlook

We remain confident in our belief that high-quality companies with a capability for sustained long-term growth will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process.

As of October 31, 2017, this process pointed the portfolio toward overweight positions relative to the Russell 1000 Growth Index in the financials, health care, and consumer staples sectors. The materials and information technology sectors represented the largest underweights.

The health care overweight reflects our view that drug pipelines are robust, with ample clinical trial readouts. There is now greater clarity about possible changes to the Affordable Care Act and increased regulation of prescription drug pricing, easing investor concerns. Commodity price deflation is a common theme among materials companies. Valuations are in line with historic levels, and we believe margins are at or above normal levels; however, a lack of clarity on the outlook for prices makes us reluctant to overweight the sector.

6

Fund Characteristics

OCTOBER 31, 2017
Top Ten Holdings	% of net assets
Apple, Inc.	9.5%
Alphabet, Inc.*	8.4%
MasterCard, Inc., Class A	4.8%
Facebook, Inc., Class A	4.3%
UnitedHealth Group, Inc.	4.2%
Amazon.com, Inc.	4.1%
Microsoft Corp.	3.1%
Home Depot, Inc. (The)	2.5%
Electronic Arts, Inc.	2.5%
Biogen, Inc.	2.3%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Internet Software and Services	13.7%
Technology Hardware, Storage and Peripherals	9.5%
Biotechnology	7.8%
IT Services	6.4%
Software	5.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	94.6%
Foreign Common Stocks*	5.1%
Total Common Stocks	99.7%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	—**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,112.30	$5.27	0.99%
I Class	$1,000	$1,113.50	$4.21	0.79%
Y Class	$1,000	$1,114.30	$3.41	0.64%
A Class	$1,000	$1,110.80	$6.60	1.24%
C Class	$1,000	$1,106.70	$10.57	1.99%
R Class	$1,000	$1,109.40	$7.92	1.49%
R5 Class	$1,000	$1,113.30	$4.21	0.79%
R6 Class	$1,000	$1,114.30	$3.41	0.64%
Hypothetical
Investor Class	$1,000	$1,020.22	$5.04	0.99%
I Class	$1,000	$1,021.22	$4.02	0.79%
Y Class	$1,000	$1,021.98	$3.26	0.64%
A Class	$1,000	$1,018.96	$6.31	1.24%
C Class	$1,000	$1,015.17	$10.11	1.99%
R Class	$1,000	$1,017.69	$7.58	1.49%
R5 Class	$1,000	$1,021.22	$4.02	0.79%
R6 Class	$1,000	$1,021.98	$3.26	0.64%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2017

	Shares	Value
COMMON STOCKS — 99.7%
Aerospace and Defense — 2.9%
Boeing Co. (The)	198,400	$51,183,232
United Technologies Corp.	276,000	33,053,760
		84,236,992
Auto Components — 2.0%
Delphi Automotive plc	379,300	37,694,834
Gentex Corp.	1,018,500	19,769,085
		57,463,919
Banks — 1.9%
JPMorgan Chase & Co.	534,400	53,765,984
Beverages — 3.2%
Constellation Brands, Inc., Class A	290,200	63,579,918
Diageo plc	832,000	28,421,135
		92,001,053
Biotechnology — 7.8%
Biogen, Inc.(1)	214,500	66,851,070
Celgene Corp.(1)	549,000	55,432,530
Gilead Sciences, Inc.	350,900	26,303,464
Regeneron Pharmaceuticals, Inc.(1)	127,500	51,334,050
Vertex Pharmaceuticals, Inc.(1)	158,000	23,104,340
		223,025,454
Capital Markets — 1.8%
Cboe Global Markets, Inc.	467,000	52,799,020
Chemicals — 2.1%
Monsanto Co.	289,500	35,058,450
Valvoline, Inc.	1,019,200	24,481,184
		59,539,634
Electronic Equipment, Instruments and Components — 0.4%
Keyence Corp.	20,700	11,438,204
Equity Real Estate Investment Trusts (REITs) — 3.0%
American Tower Corp.	388,400	55,801,428
Equinix, Inc.	67,700	31,378,950
		87,180,378
Food and Staples Retailing — 1.8%
Costco Wholesale Corp.	320,500	51,626,140
Health Care Providers and Services — 5.2%
Cigna Corp.	145,400	28,675,788
UnitedHealth Group, Inc.	570,700	119,972,554
		148,648,342
Hotels, Restaurants and Leisure — 3.5%
Papa John's International, Inc.	349,800	23,803,890
Starbucks Corp.	830,200	45,528,168
Wynn Resorts Ltd.	204,800	30,205,952
		99,538,010
Industrial Conglomerates — 1.2%
Roper Technologies, Inc.	134,600	34,749,682

10

	Shares	Value
Insurance — 1.3%
MetLife, Inc.	689,700	$36,954,126
Internet and Direct Marketing Retail — 4.1%
Amazon.com, Inc.(1)	106,300	117,491,264
Internet Software and Services — 13.7%
Alphabet, Inc., Class A(1)	97,300	100,514,792
Alphabet, Inc., Class C(1)	138,600	140,906,304
Baidu, Inc. ADR(1)	106,000	25,857,640
Facebook, Inc., Class A(1)	692,000	124,601,520
		391,880,256
IT Services — 6.4%
MasterCard, Inc., Class A	915,000	136,124,550
PayPal Holdings, Inc.(1)	661,400	47,991,184
		184,115,734
Machinery — 4.2%
FANUC Corp.	204,600	47,449,998
Graco, Inc.	225,900	29,771,361
Middleby Corp. (The)(1)	375,000	43,462,500
		120,683,859
Media — 2.5%
Time Warner, Inc.	218,200	21,446,878
Walt Disney Co. (The)	525,700	51,418,717
		72,865,595
Oil, Gas and Consumable Fuels — 1.1%
EOG Resources, Inc.	329,300	32,887,191
Personal Products — 1.5%
Estee Lauder Cos., Inc. (The), Class A	373,100	41,716,311
Pharmaceuticals — 1.4%
Bristol-Myers Squibb Co.	638,100	39,345,246
Professional Services — 2.0%
IHS Markit Ltd.(1)	410,900	17,508,449
Verisk Analytics, Inc.(1)	451,300	38,383,065
		55,891,514
Road and Rail — 1.1%
Canadian Pacific Railway Ltd.	182,600	31,659,537
Semiconductors and Semiconductor Equipment — 2.3%
Analog Devices, Inc.	270,400	24,687,520
Maxim Integrated Products, Inc.	536,100	28,166,694
QUALCOMM, Inc.	271,600	13,854,316
		66,708,530
Software — 5.6%
Electronic Arts, Inc.(1)	597,900	71,508,840
Microsoft Corp.	1,080,400	89,867,672
		161,376,512
Specialty Retail — 5.1%
Home Depot, Inc. (The)	435,400	72,180,612
L Brands, Inc.	432,600	18,619,104
TJX Cos., Inc. (The)	789,400	55,100,120
		145,899,836
Technology Hardware, Storage and Peripherals — 9.5%
Apple, Inc.	1,613,900	272,813,656

11

	Shares	Value
Tobacco — 1.1%
Philip Morris International, Inc.	291,500	$30,502,560
TOTAL COMMON STOCKS (Cost $1,315,954,030)		2,858,804,539
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $4,155,936), in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $4,065,213)		4,065,114
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $3,456,836), at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $3,389,032)		3,389,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,896	3,896
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,458,010)		7,458,010
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,323,412,040)		2,866,262,549
OTHER ASSETS AND LIABILITIES†		(576,535)
TOTAL NET ASSETS — 100.0%		$2,865,686,014

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	21,304,195	CAD	26,344,980	Morgan Stanley	12/29/17	$870,899
USD	1,460,905	CAD	1,821,435	Morgan Stanley	12/29/17	48,191
USD	4,284,297	JPY	477,397,500	Credit Suisse AG	12/29/17	73,573
USD	748,926	JPY	84,694,500	Credit Suisse AG	12/29/17	1,906
USD	752,595	JPY	85,197,000	Credit Suisse AG	12/29/17	1,144
						$995,713

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
JPY	-	Japanese Yen
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $1,323,412,040)	$2,866,262,549
Foreign currency holdings, at value (cost of $68,064)	67,674
Receivable for investments sold	2,569,794
Receivable for capital shares sold	292,469
Unrealized appreciation on forward foreign currency exchange contracts	995,713
Dividends and interest receivable	1,168,846
2,871,357,045

Liabilities
Payable for investments purchased	2,605,292
Payable for capital shares redeemed	702,970
Accrued management fees	2,316,786
Distribution and service fees payable	14,702
Accrued other expenses	31,281
5,671,031

Net Assets	$2,865,686,014

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,148,274,022
Undistributed net investment income	7,122,238
Undistributed net realized gain	166,443,658
Net unrealized appreciation	1,543,846,096
$2,865,686,014

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,753,729,459	38,286,183	$71.92
I Class, $0.01 Par Value	$60,894,561	832,964	$73.11
Y Class, $0.01 Par Value	$5,704	78	$73.13
A Class, $0.01 Par Value	$40,345,200	572,693	$70.45*
C Class, $0.01 Par Value	$5,668,265	88,408	$64.11
R Class, $0.01 Par Value	$3,518,044	50,222	$70.05
R5 Class, $0.01 Par Value	$5,702	78	$73.10
R6 Class, $0.01 Par Value	$1,519,079	20,772	$73.13
*Maximum offering price $74.75 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $147,827)	$34,340,201
Interest	56,816
34,397,017

Expenses:
Management fees	25,625,529
Distribution and service fees:
A Class	95,990
C Class	49,373
R Class	15,466
Directors' fees and expenses	80,058
Other expenses	84,019
25,950,435
Fees waived(1)	(139,827)
25,810,608

Net investment income (loss)	8,586,409

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	169,145,968
Forward foreign currency exchange contract transactions	(1,306,355)
Foreign currency translation transactions	(111,668)
167,727,945

Change in net unrealized appreciation (depreciation) on:
Investments	461,628,811
Forward foreign currency exchange contracts	769,217
Translation of assets and liabilities in foreign currencies	69,449
462,467,477

Net realized and unrealized gain (loss)	630,195,422

Net Increase (Decrease) in Net Assets Resulting from Operations	$638,781,831

(1)
Amount consists of $134,641, $2,710, $1,970, $282, $168 and $56 for the Investor Class, I Class, A Class, C Class, R Class and R6 Class, respectively. The waiver amounts for the Y Class and R5 Class were less than $0.50.

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$8,586,409	$8,536,611
Net realized gain (loss)	167,727,945	79,512,477
Change in net unrealized appreciation (depreciation)	462,467,477	(69,641,770)
Net increase (decrease) in net assets resulting from operations	638,781,831	18,407,318

Distributions to Shareholders
From net investment income:
Investor Class	(8,554,850)	(9,847,674)
I Class	(156,843)	(192,491)
A Class	(43,226)	(67,613)
R6 Class	(57,884)	(75,146)
From net realized gains:
Investor Class	(76,803,447)	(138,659,649)
I Class	(907,444)	(1,826,497)
A Class	(1,250,457)	(2,410,121)
C Class	(169,263)	(359,667)
R Class	(97,514)	(189,769)
R6 Class	(264,392)	(572,948)
Decrease in net assets from distributions	(88,305,320)	(154,201,575)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(52,715,513)	(30,480,042)

Net increase (decrease) in net assets	497,760,998	(166,274,299)

Net Assets
Beginning of period	2,367,925,016	2,534,199,315
End of period	$2,865,686,014	$2,367,925,016

Undistributed net investment income	$7,122,238	$8,583,758

See Notes to Financial Statements.

15

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Select Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

16

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). Effective August 1, 2017, the investment advisor agreed to waive 0.02% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2017 are as follows:

	Management Fee	Effective Annual Management Fee
	Schedule Range	Before Waiver	After Waiver
Investor Class	0.800% to 0.990%	0.99%	0.98%
I Class	0.600% to 0.790%	0.79%	0.78%
Y Class	0.450% to 0.640%	0.64%	0.63%
A Class	0.800% to 0.990%	0.99%	0.98%
C Class	0.800% to 0.990%	0.99%	0.98%
R Class	0.800% to 0.990%	0.99%	0.98%
R5 Class	0.600% to 0.790%	0.79%	0.78%
R6 Class	0.450% to 0.640%	0.64%	0.63%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period,

18

the interfund purchases and sales were $25,879,131 and $10,120,807, respectively. The effect of interfund transactions on the Statement of Operations was $905,109 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 were $492,775,792 and $558,866,380, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017(1)		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	350,000,000		310,000,000
Sold	1,407,426	$90,665,297	1,385,269	$79,339,972
Issued in reinvestment of distributions	1,386,370	81,463,131	2,504,165	142,011,190
Redeemed	(3,734,837)	(237,384,030)	(4,298,761)	(243,954,392)
	(941,041)	(65,255,602)	(409,327)	(22,603,230)
I Class/Shares Authorized	35,000,000		35,000,000
Sold	436,454	29,772,009	157,917	9,320,449
Issued in reinvestment of distributions	17,851	1,064,278	35,107	2,018,979
Redeemed	(94,975)	(6,205,828)	(248,703)	(14,144,529)
	359,330	24,630,459	(55,679)	(2,805,101)
Y Class/Shares Authorized	50,000,000		N/A
Sold	78	5,000
A Class/Shares Authorized	50,000,000		60,000,000
Sold	173,237	10,898,266	105,157	5,844,418
Issued in reinvestment of distributions	21,975	1,267,277	43,484	2,422,041
Redeemed	(264,980)	(16,695,198)	(197,111)	(10,823,964)
	(69,768)	(4,529,655)	(48,470)	(2,557,505)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	26,075	1,515,135	8,090	415,641
Issued in reinvestment of distributions	2,670	141,044	5,496	283,057
Redeemed	(27,362)	(1,544,561)	(32,315)	(1,657,750)
	1,383	111,618	(18,729)	(959,052)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	8,559	540,751	8,446	481,416
Issued in reinvestment of distributions	1,697	97,514	3,414	189,769
Redeemed	(9,476)	(583,108)	(17,144)	(961,949)
	780	55,157	(5,284)	(290,764)
R5 Class/Shares Authorized	50,000,000		N/A
Sold	78	5,000
R6 Class/Shares Authorized	50,000,000		45,000,000
Sold	24,008	1,582,119	34,678	2,085,331
Issued in reinvestment of distributions	5,411	322,276	11,279	648,094
Redeemed	(142,938)	(9,641,885)	(69,099)	(3,997,815)
	(113,519)	(7,737,490)	(23,142)	(1,264,390)
Net increase (decrease)	(762,679)	$(52,715,513)	(560,631)	$(30,480,042)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class and R5 Class.

19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,739,835,665	$118,968,874	—
Temporary Cash Investments	3,896	7,454,114	—
	$2,739,839,561	$126,422,988	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$995,713	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $20,607,066.

The value of foreign currency risk derivative instruments as of October 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $995,713 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended October 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(1,306,355) in net realized gain (loss) on forward foreign currency exchange contract transactions and $769,217 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

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8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$8,812,803	$10,053,612
Long-term capital gains	$79,492,517	$144,147,963

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,323,721,938
Gross tax appreciation of investments	$1,547,613,310
Gross tax depreciation of investments	(5,072,699)
Net tax appreciation (depreciation) of investments	1,542,540,611
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	2,105
Net tax appreciation (depreciation)	$1,542,542,716
Undistributed ordinary income	$8,115,720
Accumulated long-term gains	$166,753,556

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$58.32	0.21	15.59	15.80	(0.22)	(1.98)	(2.20)	$71.92	27.93%	0.99%	1.00%	0.33%	0.32%	19%	$2,753,729
2016	$61.57	0.20	0.30	0.50	(0.25)	(3.50)	(3.75)	$58.32	0.98%	0.99%	0.99%	0.36%	0.36%	16%	$2,287,797
2015	$61.31	0.21	5.71	5.92	(0.24)	(5.42)	(5.66)	$61.57	10.93%	0.99%	0.99%	0.35%	0.35%	24%	$2,440,319
2014	$53.07	0.19	8.51	8.70	(0.24)	(0.22)	(0.46)	$61.31	16.50%	1.00%	1.00%	0.34%	0.34%	25%	$2,293,893
2013	$43.52	0.35	9.51	9.86	(0.31)	—	(0.31)	$53.07	22.80%	1.00%	1.00%	0.74%	0.74%	31%	$2,119,523
I Class(3)
2017	$59.25	0.31	15.87	16.18	(0.34)	(1.98)	(2.32)	$73.11	28.20%	0.79%	0.80%	0.53%	0.52%	19%	$60,895
2016	$62.49	0.32	0.31	0.63	(0.37)	(3.50)	(3.87)	$59.25	1.19%	0.79%	0.79%	0.56%	0.56%	16%	$28,061
2015	$62.15	0.34	5.78	6.12	(0.36)	(5.42)	(5.78)	$62.49	11.16%	0.79%	0.79%	0.55%	0.55%	24%	$33,075
2014	$53.79	0.32	8.61	8.93	(0.35)	(0.22)	(0.57)	$62.15	16.74%	0.80%	0.80%	0.54%	0.54%	25%	$29,130
2013	$44.04	0.36	9.72	10.08	(0.33)	—	(0.33)	$53.79	23.05%	0.80%	0.80%	0.94%	0.94%	31%	$39,263
Y Class
2017(4)	$63.80	0.22	9.11	9.33	—	—	—	$73.13	14.62%	0.64%(5)	0.65%(5)	0.59%(5)	0.58%(5)	19%(6)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$57.16	0.05	15.29	15.34	(0.07)	(1.98)	(2.05)	$70.45	27.63%	1.24%	1.25%	0.08%	0.07%	19%	$40,345
2016	$60.41	0.06	0.29	0.35	(0.10)	(3.50)	(3.60)	$57.16	0.73%	1.24%	1.24%	0.11%	0.11%	16%	$36,723
2015	$60.25	0.06	5.61	5.67	(0.09)	(5.42)	(5.51)	$60.41	10.67%	1.24%	1.24%	0.10%	0.10%	24%	$41,737
2014	$52.15	0.06	8.36	8.42	(0.10)	(0.22)	(0.32)	$60.25	16.21%	1.25%	1.25%	0.09%	0.09%	25%	$39,786
2013	$42.85	0.25	9.33	9.58	(0.28)	—	(0.28)	$52.15	22.48%	1.25%	1.25%	0.49%	0.49%	31%	$43,318
C Class
2017	$52.51	(0.39)	13.97	13.58	—	(1.98)	(1.98)	$64.11	26.66%	1.99%	2.00%	(0.67)%	(0.68)%	19%	$5,668
2016	$56.09	(0.33)	0.25	(0.08)	—	(3.50)	(3.50)	$52.51	(0.02)%	1.99%	1.99%	(0.64)%	(0.64)%	16%	$4,570
2015	$56.64	(0.36)	5.23	4.87	—	(5.42)	(5.42)	$56.09	9.83%	1.99%	1.99%	(0.65)%	(0.65)%	24%	$5,932
2014	$49.32	(0.34)	7.88	7.54	—	(0.22)	(0.22)	$56.64	15.34%	2.00%	2.00%	(0.66)%	(0.66)%	25%	$5,929
2013	$40.75	(0.14)	8.90	8.76	(0.19)	—	(0.19)	$49.32	21.57%	2.00%	2.00%	(0.26)%	(0.26)%	31%	$8,054
R Class
2017	$56.92	(0.11)	15.22	15.11	—	(1.98)	(1.98)	$70.05	27.30%	1.49%	1.50%	(0.17)%	(0.18)%	19%	$3,518
2016	$60.21	(0.08)	0.29	0.21	—	(3.50)	(3.50)	$56.92	0.49%	1.49%	1.49%	(0.14)%	(0.14)%	16%	$2,814
2015	$60.12	(0.09)	5.60	5.51	—	(5.42)	(5.42)	$60.21	10.38%	1.49%	1.49%	(0.15)%	(0.15)%	24%	$3,295
2014	$52.07	(0.08)	8.35	8.27	—	(0.22)	(0.22)	$60.12	15.92%	1.50%	1.50%	(0.16)%	(0.16)%	25%	$3,050
2013	$42.86	0.03	9.43	9.46	(0.25)	—	(0.25)	$52.07	22.18%	1.50%	1.50%	0.24%	0.24%	31%	$3,275
R5 Class
2017(4)	$63.83	0.17	9.10	9.27	—	—	—	$73.10	14.52%	0.79%(5)	0.80%(5)	0.44%(5)	0.43%(5)	19%(6)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2017	$59.27	0.51	15.76	16.27	(0.43)	(1.98)	(2.41)	$73.13	28.38%	0.64%	0.65%	0.68%	0.67%	19%	$1,519
2016	$62.51	0.41	0.31	0.72	(0.46)	(3.50)	(3.96)	$59.27	1.35%	0.64%	0.64%	0.71%	0.71%	16%	$7,959
2015	$62.18	0.41	5.79	6.20	(0.45)	(5.42)	(5.87)	$62.51	11.31%	0.64%	0.64%	0.70%	0.70%	24%	$9,841
2014	$53.81	0.18	8.84	9.02	(0.43)	(0.22)	(0.65)	$62.18	16.92%	0.65%	0.65%	0.69%	0.69%	25%	$7,672
2013(7)	$49.95	0.10	3.76	3.86	—	—	—	$53.81	7.73%	0.65%(5)	0.65%(5)	0.72%(5)	0.72%(5)	31%(8)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through October 31, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(7)	July 26, 2013 (commencement of sale) through October 31, 2013.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Select Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Select Fund of American Century Mutual Funds, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 15, 2017

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the

29

information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
30

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was

31

below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.02% (e.g., the Investor Class unified fee will be reduced from 0.99% to 0.97%) for at least one year, beginning August 1, 2017. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

32

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$19,547,896,641	$402,531,816
Barry Fink	$19,543,961,253	$406,467,204
Jan M. Lewis	$19,556,221,886	$394,206,571
Stephen E. Yates	$19,543,817,152	$406,611,305
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2017.

For corporate taxpayers, the fund hereby designates $8,812,803, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $79,492,517, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2017.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90969 1712

Annual Report

October 31, 2017

Small Cap Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ANOIX	33.36%	14.52%	6.37%	—	6/1/01
Russell 2000 Growth Index	—	31.00%	15.35%	8.15%	—	—
I Class	ANONX	33.51%	14.74%	6.57%	—	5/18/07
Y Class	ANOYX	—	—	—	15.67%	4/10/17
A Class	ANOAX					1/31/03
No sales charge		33.02%	14.24%	6.10%	—
With sales charge		25.36%	12.89%	5.48%	—
C Class	ANOCX	31.99%	13.38%	5.31%	—	1/31/03
R Class	ANORX	32.61%	13.96%	5.83%	—	9/28/07
R5 Class	ANOGX	—	—	—	15.56%	4/10/17
R6 Class	ANODX	33.74%	—	—	11.07%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to April 10, 2017, the I Class was referred to as the Institutional Class. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $18,552

Russell 2000 Growth Index — $21,912

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.36%	1.16%	1.01%	1.61%	2.36%	1.86%	1.16%	1.01%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Jackie Wagner and Jeff Hoernemann

Portfolio manager Matthew Ferretti retired from American Century in May 2017. Senior investment analyst Jeff Hoernemann was promoted to portfolio manager in April 2017.

On October 20, 2017, the New Opportunities Fund combined into the Small Cap Growth Fund.

Performance Summary

Small Cap Growth returned 33.36%* for the 12 months ended October 31, 2017, outpacing the 31.00% return of the portfolio’s benchmark, the Russell 2000 Growth Index.

U.S. stock indices registered strong gains during the reporting period, and growth stocks outpaced value stocks by a wide margin across all capitalization ranges, providing a tailwind for the fund. Within the Russell 2000 Growth Index, every sector except energy reported strong total returns, led by telecommunication services, which represents a small slice of the benchmark. Financials, materials, and health care also posted solid results.

Stock choices within the information technology sector helped drive the fund’s outperformance relative to the benchmark. Stock selection in the consumer discretionary, industrials, and consumer staples sectors was also strongly positive. An overweight allocation to the energy sector, an underweight allocation to the telecommunication services sector, and certain stock choices in the materials sector detracted from performance relative to the benchmark.

Information Technology Stocks Benefited Performance

Within the information technology sector, stock choices among internet software and services companies led relative outperformance. In the software industry, RingCentral was a significant contributor. The provider of cloud-based software that enables unified business communications benefited from larger deal activity and growth in the enterprise-level customer base as these customers adopt on-demand solutions, replacing legacy on-premise solutions. Stock selection in the consumer discretionary sector also added value. Chegg, an online provider of textbooks, study guides, tutors, and test preparation, benefited from growth in its subscriber base and greater usage of its service offerings.

In health care, Tivity Health, which provides health fitness solutions and physical therapy, was a major contributor. The company experienced better-than-expected growth from strength in its popular SilverSneakers program, a free fitness benefit for seniors offered through Medicare Advantage and other health plans. Contract pharmaceutical maker Catalent benefited from solid growth in its biologics business.

Other top contributors included XPO Logistics, a provider of logistics services such as airfreight, ocean and ground forwarding, warehouse management, and order fulfillment. The company benefited from the secular growth in e-commerce, the cyclical upturn in freight volumes and rates, and the successful integration of opportunistic acquisitions.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Energy Weighed on Results

An overweight position in the energy sector detracted from relative performance. Independent oil and gas company RSP Permian was a major detractor. Despite solid production and revenue results, the company’s shares fell along with oil prices.

Underweighting telecommunication services companies detracted. The strong-performing sector typically has few companies with the growth characteristics we look for.
Elsewhere, AMC Entertainment Holdings, the largest theater operator in the U.S., hindered results. Year-to-date box office results were weak and recent acquisition integrations caused some headwinds. The holding was eliminated. Evolent Health detracted. The technology company is focused on helping large provider groups manage population health and financial risk. Despite solid revenue growth, an equity raise and subsequent pivot to a higher-risk business model concerned investors. Adeptus Health also detracted. The operator of freestanding emergency rooms and clinics was unable to manage cash collections, which led to a severely dilutive emergency financing and eventual bankruptcy. The holding was eliminated.

Not owning benchmark component The Chemours Company was a significant detractor. The company, which was spun off from DuPont in 2015, makes materials used in coatings and refrigeration. The stock rose as the company benefited from a cyclical upswing in titanium oxide prices and settled personal-injury lawsuits related to a chemical contamination for less than investors had expected.

Outlook

Small Cap Growth’s investment process focuses on smaller companies with accelerating growth rates and share-price momentum. We believe that active investments in such companies will generate outperformance over time compared to the Russell 2000 Growth Index.

The portfolio positioning remains largely stock specific, with few thematic trends. As of October 31, 2017, financials, materials, and energy were the largest overweight sectors. Information technology, telecommunication services, and utilities were the largest underweights.

6

Fund Characteristics

OCTOBER 31, 2017
Top Ten Holdings	% of net assets
Tivity Health, Inc.	1.6%
Monolithic Power Systems, Inc.	1.6%
XPO Logistics, Inc.	1.6%
LogMeIn, Inc.	1.6%
2U, Inc.	1.5%
Cotiviti Holdings, Inc.	1.5%
RingCentral, Inc., Class A	1.5%
Paycom Software, Inc.	1.4%
Catalent, Inc.	1.3%
SiteOne Landscape Supply, Inc.	1.3%

Top Five Industries	% of net assets
Internet Software and Services	8.0%
Biotechnology	7.8%
Software	5.9%
Semiconductors and Semiconductor Equipment	5.6%
Machinery	5.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.4%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,115.10	$7.30	1.37%
I Class	$1,000	$1,115.40	$6.24	1.17%
Y Class	$1,000	$1,117.40	$5.44	1.02%
A Class	$1,000	$1,113.80	$8.63	1.62%
C Class	$1,000	$1,109.40	$12.60	2.37%
R Class	$1,000	$1,111.80	$9.95	1.87%
R5 Class	$1,000	$1,116.10	$6.24	1.17%
R6 Class	$1,000	$1,116.70	$5.44	1.02%
Hypothetical
Investor Class	$1,000	$1,018.30	$6.97	1.37%
I Class	$1,000	$1,019.31	$5.96	1.17%
Y Class	$1,000	$1,020.06	$5.19	1.02%
A Class	$1,000	$1,017.04	$8.24	1.62%
C Class	$1,000	$1,013.26	$12.03	2.37%
R Class	$1,000	$1,015.78	$9.50	1.87%
R5 Class	$1,000	$1,019.31	$5.96	1.17%
R6 Class	$1,000	$1,020.06	$5.19	1.02%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2017

	Shares	Value
COMMON STOCKS — 98.4%
Aerospace and Defense — 3.2%
AAR Corp.	194,392	$7,559,905
KLX, Inc.(1)	135,265	7,420,638
Mercury Systems, Inc.(1)	146,514	7,394,561
		22,375,104
Air Freight and Logistics — 1.6%
XPO Logistics, Inc.(1)	164,311	11,394,968
Auto Components — 1.4%
LCI Industries	35,217	4,359,865
Tenneco, Inc.	97,731	5,679,148
		10,039,013
Banks — 2.6%
Ameris Bancorp	115,466	5,530,821
Cathay General Bancorp	195,837	8,185,987
Heritage Financial Corp.	153,702	4,687,911
		18,404,719
Beverages — 0.8%
MGP Ingredients, Inc.	80,213	5,451,275
Biotechnology — 7.8%
ACADIA Pharmaceuticals, Inc.(1)	17,950	625,199
Aimmune Therapeutics, Inc.(1)	84,207	2,447,898
Alder Biopharmaceuticals, Inc.(1)	98,381	1,106,786
Amicus Therapeutics, Inc.(1)	96,475	1,373,804
Arena Pharmaceuticals, Inc.(1)	86,669	2,429,332
Avexis, Inc.(1)	17,132	1,790,465
Biohaven Pharmaceutical Holding Co. Ltd.(1)	55,039	1,654,472
Clovis Oncology, Inc.(1)	50,158	3,780,408
Exact Sciences Corp.(1)	79,915	4,394,526
FibroGen, Inc.(1)	80,440	4,492,574
Flexion Therapeutics, Inc.(1)	107,959	2,376,178
Halozyme Therapeutics, Inc.(1)	164,546	2,917,401
Ligand Pharmaceuticals, Inc.(1)	19,372	2,815,720
Neurocrine Biosciences, Inc.(1)	20,993	1,303,875
Portola Pharmaceuticals, Inc.(1)	58,311	2,881,147
Prothena Corp. plc(1)	32,115	1,864,276
Puma Biotechnology, Inc.(1)	36,397	4,633,338
Radius Health, Inc.(1)	71,234	2,287,324
Sage Therapeutics, Inc.(1)	33,687	2,131,713
Sarepta Therapeutics, Inc.(1)	54,894	2,706,823
Spark Therapeutics, Inc.(1)	36,766	2,974,369
Ultragenyx Pharmaceutical, Inc.(1)	34,341	1,582,777
		54,570,405

10

	Shares	Value
Building Products — 1.1%
Masonite International Corp.(1)	46,741	$3,136,321
PGT Innovations, Inc.(1)	326,668	4,606,019
		7,742,340
Capital Markets — 0.3%
Hamilton Lane, Inc., Class A	73,695	2,025,876
Chemicals — 3.1%
Ingevity Corp.(1)	127,770	9,101,057
Scotts Miracle-Gro Co. (The)	15,478	1,541,918
Sensient Technologies Corp.	104,350	7,935,818
Valvoline, Inc.	123,088	2,956,574
		21,535,367
Commercial Services and Supplies — 2.2%
Advanced Disposal Services, Inc.(1)	269,052	6,704,776
Brink's Co. (The)	105,811	8,052,217
Copart, Inc.(1)	20,914	758,969
		15,515,962
Communications Equipment — 0.4%
Lumentum Holdings, Inc.(1)	44,194	2,790,851
Construction and Engineering — 1.3%
Granite Construction, Inc.	145,570	9,271,353
Construction Materials — 1.3%
Summit Materials, Inc., Class A(1)	291,533	9,154,136
Consumer Finance — 0.7%
Green Dot Corp., Class A(1)	87,036	4,927,978
Distributors — 0.3%
Pool Corp.	18,587	2,244,938
Diversified Consumer Services — 2.1%
Bright Horizons Family Solutions, Inc.(1)	100,229	8,649,763
Chegg, Inc.(1)	386,994	6,002,277
		14,652,040
Electronic Equipment, Instruments and Components — 2.2%
Coherent, Inc.(1)	12,583	3,305,680
Dolby Laboratories, Inc., Class A	133,350	7,726,299
TTM Technologies, Inc.(1)	270,547	4,269,232
		15,301,211
Equity Real Estate Investment Trusts (REITs) — 2.5%
CyrusOne, Inc.	39,336	2,414,837
National Health Investors, Inc.	49,278	3,754,491
PS Business Parks, Inc.	31,441	4,160,588
QTS Realty Trust, Inc., Class A	122,170	7,067,534
		17,397,450
Health Care Equipment and Supplies — 3.3%
Masimo Corp.(1)	70,582	6,194,276
Merit Medical Systems, Inc.(1)	82,290	3,131,135
Nevro Corp.(1)	59,306	5,194,019
NuVasive, Inc.(1)	52,038	2,952,116

11

	Shares	Value
Varex Imaging Corp.(1)	177,308	$6,094,076
		23,565,622
Health Care Providers and Services — 4.0%
Acadia Healthcare Co., Inc.(1)	110,561	3,467,193
Amedisys, Inc.(1)	81,448	3,918,463
HealthEquity, Inc.(1)	105,688	5,307,651
Teladoc, Inc.(1)	121,979	4,031,406
Tivity Health, Inc.(1)	249,667	11,547,099
		28,271,812
Health Care Technology — 2.1%
Cotiviti Holdings, Inc.(1)	304,138	10,693,492
Evolent Health, Inc., Class A(1)	259,208	4,212,130
		14,905,622
Hotels, Restaurants and Leisure — 4.4%
Cedar Fair LP	86,958	5,443,571
Churchill Downs, Inc.	27,421	5,718,650
Hilton Grand Vacations, Inc.(1)	140,889	5,770,813
Planet Fitness, Inc., Class A	303,129	8,075,357
Texas Roadhouse, Inc.	116,827	5,842,518
		30,850,909
Household Durables — 1.0%
Installed Building Products, Inc.(1)	101,440	7,070,368
Household Products — 0.6%
Central Garden & Pet Co., Class A(1)	115,461	4,261,665
Insurance — 1.5%
James River Group Holdings Ltd.	38,630	1,634,822
Kinsale Capital Group, Inc.	100,826	4,373,832
Trupanion, Inc.(1)	167,609	4,719,869
		10,728,523
Internet Software and Services — 8.0%
2U, Inc.(1)	169,925	10,812,328
Alarm.com Holdings, Inc.(1)	111,057	5,184,141
Five9, Inc.(1)	261,202	6,590,126
j2 Global, Inc.	42,256	3,132,860
LogMeIn, Inc.	91,173	11,036,492
Mimecast Ltd.(1)	245,535	7,805,558
MongoDB, Inc.(1)	13,034	397,276
Q2 Holdings, Inc.(1)	127,942	5,443,932
Quotient Technology, Inc.(1)	195,684	3,062,454
Shopify, Inc., Class A(1)	27,339	2,719,957
		56,185,124
IT Services — 1.4%
Euronet Worldwide, Inc.(1)	54,957	5,311,045
Science Applications International Corp.	62,160	4,558,814
		9,869,859
Leisure Products — 0.6%
Malibu Boats, Inc., Class A(1)	131,425	4,100,460

12

	Shares	Value
Life Sciences Tools and Services — 1.6%
Bio-Techne Corp.	35,246	$4,617,931
PRA Health Sciences, Inc.(1)	82,949	6,754,537
		11,372,468
Machinery — 5.3%
ITT, Inc.	154,546	7,208,025
John Bean Technologies Corp.	61,373	6,560,774
Kadant, Inc.	51,529	5,853,694
Kennametal, Inc.	183,696	8,018,330
Terex Corp.	97,186	4,578,433
Woodward, Inc.	61,344	4,743,732
		36,962,988
Media — 0.3%
Emerald Expositions Events, Inc.	80,110	1,865,762
Multiline Retail — 0.4%
Ollie's Bargain Outlet Holdings, Inc.(1)	65,197	2,911,046
Oil, Gas and Consumable Fuels — 1.8%
Callon Petroleum Co.(1)	570,951	6,331,847
RSP Permian, Inc.(1)	191,893	6,603,038
		12,934,885
Paper and Forest Products — 1.0%
KapStone Paper and Packaging Corp.	317,573	7,132,690
Personal Products — 1.0%
Inter Parfums, Inc.	66,586	3,082,932
Medifast, Inc.	65,563	4,091,131
		7,174,063
Pharmaceuticals — 3.5%
Aerie Pharmaceuticals, Inc.(1)	32,312	1,995,266
Catalent, Inc.(1)	221,756	9,444,588
Dermira, Inc.(1)	57,925	1,550,652
Horizon Pharma plc(1)	106,969	1,450,500
Medicines Co. (The)(1)	70,388	2,022,951
Optinose, Inc.(1)	192,420	3,879,187
Pacira Pharmaceuticals, Inc.(1)	55,141	1,767,269
Supernus Pharmaceuticals, Inc.(1)	66,443	2,764,029
		24,874,442
Real Estate Management and Development — 1.3%
FirstService Corp.	68,469	4,766,453
RE/MAX Holdings, Inc., Class A	63,754	4,239,641
		9,006,094
Road and Rail — 0.9%
Saia, Inc.(1)	98,873	6,406,970
Semiconductors and Semiconductor Equipment — 5.6%
Cavium, Inc.(1)	73,028	5,038,202
Formfactor, Inc.(1)	265,321	4,828,842
Inphi Corp.(1)	90,110	3,692,708
Microsemi Corp.(1)	95,386	5,090,751

13

	Shares	Value
MKS Instruments, Inc.	40,795	$4,432,377
Monolithic Power Systems, Inc.	93,959	11,431,991
Power Integrations, Inc.	62,035	4,984,512
		39,499,383
Software — 5.9%
Callidus Software, Inc.(1)	331,642	8,407,125
Guidewire Software, Inc.(1)	13,854	1,108,043
Paycom Software, Inc.(1)	121,979	10,026,674
RealPage, Inc.(1)	194,680	8,429,644
RingCentral, Inc., Class A(1)	242,568	10,224,241
Tyler Technologies, Inc.(1)	19,826	3,514,951
		41,710,678
Specialty Retail — 2.6%
American Eagle Outfitters, Inc.	206,475	2,688,305
At Home Group, Inc.(1)	202,675	4,154,837
Burlington Stores, Inc.(1)	62,881	5,903,897
DSW, Inc., Class A	106,512	2,039,705
National Vision Holdings, Inc.(1)	133,616	3,848,141
		18,634,885
Textiles, Apparel and Luxury Goods — 0.5%
Steven Madden Ltd.(1)	82,206	3,206,034
Thrifts and Mortgage Finance — 1.7%
Essent Group Ltd.(1)	171,077	7,291,302
LendingTree, Inc.(1)	17,949	4,811,229
		12,102,531
Trading Companies and Distributors — 2.8%
BMC Stock Holdings, Inc.(1)	195,321	4,189,635
MRC Global, Inc.(1)	340,718	5,843,314
SiteOne Landscape Supply, Inc.(1)	148,020	9,400,750
		19,433,699
Wireless Telecommunication Services — 0.4%
Boingo Wireless, Inc.(1)	111,655	2,610,494
TOTAL COMMON STOCKS (Cost $559,693,853)		692,444,062
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $5,692,393), in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $5,568,130)		5,567,994
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $4,735,585), at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $4,641,044)		4,641,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,955	5,955
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,214,949)		10,214,949
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $569,908,802)		702,659,011
OTHER ASSETS AND LIABILITIES — 0.1%		713,000
TOTAL NET ASSETS — 100.0%		$703,372,011

14

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	244,962	USD	193,641	Morgan Stanley	12/29/17	$(3,647)
CAD	130,639	USD	101,240	Morgan Stanley	12/29/17	84
USD	3,279,826	CAD	4,055,865	Morgan Stanley	12/29/17	134,077
USD	119,614	CAD	149,999	Morgan Stanley	12/29/17	3,273
USD	115,516	CAD	144,117	Morgan Stanley	12/29/17	3,738
USD	1,143,159	CAD	1,444,667	Morgan Stanley	12/29/17	22,668
						$160,193

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $569,908,802)	$702,659,011
Receivable for investments sold	4,235,114
Receivable for capital shares sold	310,708
Unrealized appreciation on forward foreign currency exchange contracts	163,840
Dividends and interest receivable	92,837
707,461,510

Liabilities
Payable for investments purchased	2,872,687
Payable for capital shares redeemed	585,531
Unrealized depreciation on forward foreign currency exchange contracts	3,647
Accrued management fees	597,161
Distribution and service fees payable	24,628
Accrued other expenses	5,845
4,089,499

Net Assets	$703,372,011

Net Assets Consist of:
Capital (par value and paid-in surplus)	$571,575,013
Accumulated net investment loss	(3,919,079)
Undistributed net realized gain	2,805,675
Net unrealized appreciation	132,910,402
$703,372,011

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$361,029,413	21,624,068	$16.70
I Class, $0.01 Par Value	$219,880,785	12,900,444	$17.04
Y Class, $0.01 Par Value	$5,782	337	$17.16
A Class, $0.01 Par Value	$80,654,378	4,982,328	$16.19*
C Class, $0.01 Par Value	$9,957,558	670,108	$14.86
R Class, $0.01 Par Value	$3,760,937	237,087	$15.86
R5 Class, $0.01 Par Value	$5,779	339	$17.05
R6 Class, $0.01 Par Value	$28,077,379	1,636,856	$17.15
*Maximum offering price $17.18 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,827)	$2,889,075
Interest	37,630
2,926,705

Expenses:
Management fees	6,799,101
Distribution and service fees:
A Class	197,554
C Class	94,984
R Class	15,255
Directors' fees and expenses	17,665
Other expenses	15,481
7,140,040

Net investment income (loss)	(4,213,335)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	74,075,270
Forward foreign currency exchange contract transactions	(191,308)
Futures contract transactions	474,122
Foreign currency translation transactions	(3,035)
74,355,049

Change in net unrealized appreciation (depreciation) on:
Investments	85,547,785
Forward foreign currency exchange contracts	117,378
85,665,163

Net realized and unrealized gain (loss)	160,020,212

Net Increase (Decrease) in Net Assets Resulting from Operations	$155,806,877

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$(4,213,335)	$(4,169,510)
Net realized gain (loss)	74,355,049	24,815,641
Change in net unrealized appreciation (depreciation)	85,665,163	(31,010,506)
Net increase (decrease) in net assets resulting from operations	155,806,877	(10,364,375)

Distributions to Shareholders
From net realized gains:
Investor Class	(5,748,134)	—
I Class	(7,465,031)	—
Y Class	(188)	—
A Class	(2,378,830)	—
C Class	(341,222)	—
R Class	(116,383)	—
R5 Class	(189)	—
R6 Class	(910,051)	—
Decrease in net assets from distributions	(16,960,028)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	37,784,767	(30,017,121)

Redemption Fees
Increase in net assets from redemption fees	46,152	44,134

Net increase (decrease) in net assets	176,677,768	(40,337,362)

Net Assets
Beginning of period	526,694,243	567,031,605
End of period	$703,372,011	$526,694,243

Accumulated net investment loss	$(3,919,079)	$(3,590,012)

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

19

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

20

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2017 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.100% to 1.500%	1.35%
I Class	0.900% to 1.300%	1.15%
Y Class	0.750% to 1.150%	1.00%
A Class	1.100% to 1.500%	1.35%
C Class	1.100% to 1.500%	1.35%
R Class	1.100% to 1.500%	1.35%
R5 Class	0.900% to 1.300%	1.15%
R6 Class	0.750% to 1.150%	1.00%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things,

21

that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,194,827 and $9,112,155, respectively. The effect of interfund transactions on the Statement of Operations was $2,357,436 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 were $381,618,303 and $556,542,192, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017(1)		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	140,000,000		160,000,000
Sold	3,941,253	$60,605,078	1,389,385	$17,147,388
Issued in connection with reorganization (Note 10)	11,477,646	191,178,610	—	—
Issued in reinvestment of distributions	330,936	5,457,134	—	—
Redeemed	(4,397,306)	(68,805,286)	(4,251,053)	(52,453,638)
	11,352,529	188,435,536	(2,861,668)	(35,306,250)
I Class/Shares Authorized	200,000,000		160,000,000
Sold	2,219,923	34,034,994	11,003,624	141,487,812
Issued in connection with reorganization (Note 10)	17,006	289,155	—	—
Issued in reinvestment of distributions	65,809	1,107,559	—	—
Redeemed	(9,790,924)	(152,975,647)	(9,909,515)	(122,997,407)
	(7,488,186)	(117,543,939)	1,094,109	18,490,405
Y Class/Shares Authorized	50,000,000		N/A
Sold	326	5,000
Issued in reinvestment of distributions	11	188
	337	5,188
A Class/Shares Authorized	130,000,000		110,000,000
Sold	443,075	6,494,852	758,373	9,466,335
Issued in connection with reorganization (Note 10)	733,376	11,849,698	—	—
Issued in reinvestment of distributions	141,539	2,263,214	—	—
Redeemed	(3,205,533)	(47,623,536)	(2,030,654)	(24,473,819)
	(1,887,543)	(27,015,772)	(1,272,281)	(15,007,484)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	53,630	727,224	89,433	1,005,649
Issued in connection with reorganization (Note 10)	60,216	893,045	—	—
Issued in reinvestment of distributions	19,042	279,538	—	—
Redeemed	(244,413)	(3,361,284)	(270,189)	(3,060,448)
	(111,525)	(1,461,477)	(180,756)	(2,054,799)

22

	Year ended October 31, 2017(1)		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
R Class/Shares Authorized	20,000,000		20,000,000
Sold	79,409	$1,160,623	129,087	$1,551,834
Issued in connection with reorganization (Note 10)	23,868	377,916	—	—
Issued in reinvestment of distributions	7,118	111,533	—	—
Redeemed	(88,784)	(1,291,440)	(83,700)	(1,004,939)
	21,611	358,632	45,387	546,895
R5 Class/Shares Authorized	50,000,000		N/A
Sold	328	5,000
Issued in reinvestment of distributions	11	189
	339	5,189
R6 Class/Shares Authorized	50,000,000		45,000,000
Sold	666,466	10,392,722	1,096,234	14,013,731
Issued in reinvestment of distributions	53,722	910,051	—	—
Redeemed	(1,043,703)	(16,301,363)	(806,343)	(10,699,619)
	(323,515)	(4,998,590)	289,891	3,314,112
Net increase (decrease)	1,564,047	$37,784,767	(2,885,318)	$(30,017,121)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class and R5 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$687,677,609	$4,766,453	—
Temporary Cash Investments	5,955	10,208,994	—
	$687,683,564	$14,975,447	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$163,840	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$3,647	—

23

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $4,142,908.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires.
Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Value of Derivative Instruments as of October 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$163,840	Unrealized depreciation on forward foreign currency exchange contracts	$3,647

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	$(191,308)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$117,378
Equity Price Risk	Net realized gain (loss) on futures contract transactions	474,122	Change in net unrealized appreciation (depreciation) on futures contracts	—
		$282,814		$117,378

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

24

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$16,960,028	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$571,191,287
Gross tax appreciation of investments	$144,844,001
Gross tax depreciation of investments	(13,376,277)
Net tax appreciation (depreciation)	$131,467,724
Undistributed ordinary income	—
Accumulated long-term gains	$4,087,805
Late-year ordinary loss deferral	$(3,758,531)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Reorganization

On June 29, 2017, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of New Opportunities Fund, one fund in a series issued by the corporation, were transferred to Small Cap Growth Fund in exchange for shares of Small Cap Growth Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Small Cap Growth Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on October 20, 2017.

The reorganization was accomplished by a tax-free exchange of shares. On October 20, 2017, New Opportunities Fund exchanged its shares for shares of Small Cap Growth Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
New Opportunities Fund – Investor Class	18,280,839	Small Cap Growth Fund – Investor Class	11,477,646
New Opportunities Fund – I Class	27,060	Small Cap Growth Fund – I Class	17,006
New Opportunities Fund – A Class	1,165,326	Small Cap Growth Fund – A Class	733,376
New Opportunities Fund – C Class	95,508	Small Cap Growth Fund – C Class	60,216
New Opportunities Fund – R Class	38,203	Small Cap Growth Fund – R Class	23,868

The net assets of New Opportunities Fund and Small Cap Growth Fund immediately before the reorganization were $204,588,424 and $501,100,744, respectively. New Opportunities Fund's unrealized appreciation of $33,960,092 was combined with that of Small Cap Growth Fund. Immediately after the reorganization, the combined net assets were $705,689,168.

25

Assuming the reorganization had been completed on November 1, 2016, the beginning of the annual reporting period, the pro forma results of operations for the year ended October 31, 2017 are as follows:

Net investment income (loss)	$(5,585,482)
Net realized and unrealized gain (loss)	212,553,163
Net increase (decrease) in net assets resulting from operations	$206,967,681

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of New Opportunities Fund that have been included in the fund’s Statement of Operations since October 20, 2017.

26

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$12.96	(0.13)	4.45	4.32	—	(0.58)	(0.58)	$16.70	33.36%	1.36%	(0.83)%	70%	$361,029
2016	$13.06	(0.10)	—(3)	(0.10)	—	—	—	$12.96	(0.77)%	1.36%	(0.83)%	130%	$133,140
2015	$12.82	(0.13)	0.37	0.24	—	—	—	$13.06	1.87%	1.39%	(0.92)%	100%	$171,490
2014	$11.95	(0.11)	0.98	0.87	—	—	—	$12.82	7.28%	1.40%	(0.93)%	75%	$170,316
2013	$8.79	(0.05)	3.23	3.18	(0.02)	—	(0.02)	$11.95	36.23%	1.42%	(0.47)%	80%	$199,294
I Class(4)
2017	$13.20	(0.09)	4.51	4.42	—	(0.58)	(0.58)	$17.04	33.51%	1.16%	(0.63)%	70%	$219,881
2016	$13.27	(0.08)	0.01	(0.07)	—	—	—	$13.20	(0.53)%	1.16%	(0.63)%	130%	$269,094
2015	$13.01	(0.10)	0.36	0.26	—	—	—	$13.27	2.00%	1.17%	(0.70)%	100%	$256,001
2014	$12.10	(0.09)	1.00	0.91	—	—	—	$13.01	7.52%	1.20%	(0.73)%	75%	$72,542
2013	$8.88	(0.02)	3.26	3.24	(0.02)	—	(0.02)	$12.10	36.61%	1.22%	(0.27)%	80%	$103,520
Y Class
2017(5)	$15.34	(0.06)	2.46	2.40	—	(0.58)	(0.58)	$17.16	15.67%	1.01%(6)	(0.61)%(6)	70%(7)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$12.61	(0.16)	4.32	4.16	—	(0.58)	(0.58)	$16.19	33.02%	1.61%	(1.08)%	70%	$80,654
2016	$12.74	(0.13)	—(3)	(0.13)	—	—	—	$12.61	(1.02)%	1.61%	(1.08)%	130%	$86,651
2015	$12.54	(0.16)	0.36	0.20	—	—	—	$12.74	1.59%	1.64%	(1.17)%	100%	$103,713
2014	$11.72	(0.14)	0.96	0.82	—	—	—	$12.54	7.00%	1.65%	(1.18)%	75%	$100,051
2013	$8.63	(0.07)	3.17	3.10	(0.01)	—	(0.01)	$11.72	36.00%	1.67%	(0.72)%	80%	$114,080
C Class
2017	$11.70	(0.25)	3.99	3.74	—	(0.58)	(0.58)	$14.86	31.99%	2.36%	(1.83)%	70%	$9,958
2016	$11.91	(0.21)	—(3)	(0.21)	—	—	—	$11.70	(1.68)%	2.36%	(1.83)%	130%	$9,146
2015	$11.81	(0.24)	0.34	0.10	—	—	—	$11.91	0.76%	2.39%	(1.92)%	100%	$11,458
2014	$11.12	(0.22)	0.91	0.69	—	—	—	$11.81	6.21%	2.40%	(1.93)%	75%	$11,727
2013	$8.24	(0.14)	3.02	2.88	—	—	—	$11.12	34.95%	2.42%	(1.47)%	80%	$13,171
R Class
2017	$12.40	(0.19)	4.23	4.04	—	(0.58)	(0.58)	$15.86	32.61%	1.86%	(1.33)%	70%	$3,761
2016	$12.55	(0.16)	0.01	(0.15)	—	—	—	$12.40	(1.20)%	1.86%	(1.33)%	130%	$2,672
2015	$12.39	(0.19)	0.35	0.16	—	—	—	$12.55	1.29%	1.89%	(1.42)%	100%	$2,135
2014	$11.61	(0.17)	0.95	0.78	—	—	—	$12.39	6.72%	1.90%	(1.43)%	75%	$1,373
2013	$8.56	(0.10)	3.16	3.06	(0.01)	—	(0.01)	$11.61	35.73%	1.92%	(0.97)%	80%	$2,022

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2017(5)	$15.26	(0.07)	2.44	2.37	—	(0.58)	(0.58)	$17.05	15.56%	1.16%(6)	(0.76)%(6)	70%(7)	$6
R6 Class
2017	$13.26	(0.08)	4.55	4.47	—	(0.58)	(0.58)	$17.15	33.74%	1.01%	(0.48)%	70%	$28,077
2016	$13.31	(0.06)	0.01	(0.05)	—	—	—	$13.26	(0.38)%	1.01%	(0.48)%	130%	$25,992
2015	$13.03	(0.08)	0.36	0.28	—	—	—	$13.31	2.15%	1.04%	(0.57)%	100%	$22,235
2014	$12.10	(0.08)	1.01	0.93	—	—	—	$13.03	7.69%	1.07%	(0.60)%	75%	$18,447
2013(8)	$11.33	(0.02)	0.79	0.77	—	—	—	$12.10	6.80%	1.05%(6)	(0.55)%(6)	80%(9)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Amount is less than $0.005.

(4)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(5)	April 10, 2017 (commencement of sale) through October 31, 2017.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(8)	July 26, 2013 (commencement of sale) through October 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 15, 2017

30

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the

34

information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and

35

evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers and accepted the Advisor's explanation of such

36

factors. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

37

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$19,547,896,641	$402,531,816
Barry Fink	$19,543,961,253	$406,467,204
Jan M. Lewis	$19,556,221,886	$394,206,571
Stephen E. Yates	$19,543,817,152	$406,611,305
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $16,960,028, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2017.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90978 1712

Annual Report

October 31, 2017

Sustainable Equity Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
A Class	AFDAX					11/30/04
No sales charge		26.34%	13.99%	6.93%	—
With sales charge		19.09%	12.65%	6.30%	—
S&P 500 Index	—	23.63%	15.17%	7.51%	—	—
Investor Class	AFDIX	26.61%	14.27%	7.19%	—	7/29/05
I Class	AFEIX	26.88%	14.49%	7.41%	—	7/29/05
Y Class	AFYDX	—	—	—	14.40%	4/10/17
C Class	AFDCX	25.40%	13.13%	6.13%	—	11/30/04
R Class	AFDRX	26.03%	13.71%	6.65%	—	7/29/05
R5 Class	AFDGX	—	—	—	14.27%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
A Class — $19,558

S&P 500 Index — $20,638

The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class
1.00%	0.80%	0.65%	1.25%	2.00%	1.50%	0.80%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Greg Woodhams, Justin Brown, Joe Reiland, and Rob Bove

Performance Summary

Sustainable Equity returned 26.61%* for the 12 months ended October 31, 2017, compared with the 23.63% return of the portfolio’s benchmark, the S&P 500 Index.

U.S. stock indices delivered positive returns during the reporting period with growth stocks outperforming value stocks across the capitalization spectrum. Within the S&P 500 Index, every sector except telecommunication services posted gains. Information technology and financials were especially strong sectors, but materials, industrials, and health care also rose more than 20%.

Stock selection among industrials stocks was a significant contributor to fund performance relative to the S&P 500 Index. An underweight allocation to energy and stock decisions in that sector also benefited performance. Stock choices among information technology and consumer discretionary companies detracted, although an overweight in the information technology sector mitigated some of the weakness.

Industrials Led Contributors

Within the industrials sector, positioning among industrial conglomerates aided performance, especially as we avoided owning several underperforming stocks such as General Electric that are components of the benchmark. Our holding in Boeing was a top contributor. The airplane manufacturer reported strong earnings, cash flow, and forward guidance for profitability of the company’s 787 airliner. Investors increasingly appear to believe in the stock more as a secular than a cyclical growth story and have become more comfortable with the business for the long term.

Other significant contributors included Applied Materials. The semiconductor equipment provider offered strong long-term guidance as the semiconductor industry is experiencing rapid growth due to increased demand for chips used in artificial intelligence and big data applications. Temporary employment agency ManpowerGroup benefited results as the company outperformed due to improving economic growth. JPMorgan Chase and Citigroup were significant contributors as interest rate-sensitive stocks outperformed on higher rates and potentially less regulation under President Trump.

Information Technology and Consumer Discretionary Detracted

In information technology, underweighting Apple detracted. The company reported good results, and investors appeared to look ahead favorably to the release of the new 10th anniversary iPhone. Not owning benchmark holding NVIDIA hindered results. The visual computing chip company’s gaming and data center businesses have continued to perform well.

Multiline retailer Target was a major detractor during a difficult period for stocks of retailers amid worries about intensifying competition from Amazon. In addition, the stock continues to suffer from investor disappointment in business results and progress on the company’s turnaround plan. O’Reilly Automotive hindered results. The automotive parts retailer reported sales that missed

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

expectations and warned of weak consumer demand that drove the stock significantly lower. Investors are also fearful of increased competition from Amazon in a segment that had seemed relatively immune from online threats. We eliminated the holding.

Elsewhere, CVS Health, a retail pharmacy and health care company, declined after the company provided much lighter-than-expected fiscal year guidance as a result of two lost contracts, which were expected to have a larger impact on margins and earnings than the consensus was anticipating. Investors also appeared to worry about possible competition from Amazon.

Outlook

The portfolio invests in a blend of large value and large growth stocks, while seeking to outperform the S&P 500 Index with a comparable dividend yield without taking on significant additional risk. We believe that companies exhibiting both improving business fundamentals and sustainable corporate behaviors will outperform over time. We use a quantitative model that combines fundamental measures of a stock's value and growth potential. We then integrate our view of the company’s financial improvement with multiple sources of environmental, social, and governance (ESG) data.

As of October 31, 2017, the portfolio’s largest overweight positions relative to the benchmark were in the industrials and information technology sectors. Positioning in the industrials sector is a product of notable overweight positions in the machinery, professional services, and industrial conglomerate industries, among others. The portfolio remained overweight the information technology sector as we continued to find strong growth opportunities. Our fundamental analysis indicates rising capital spending by semiconductor companies.

The largest underweight positions relative to the index were in the utilities, consumer discretionary, and energy sectors. We look to invest at the intersection of growing, reasonably priced companies with attractive ESG characteristics. Utilities tend to score poorly on those broad metrics, and consequently we hold very few utilities stocks. In addition, we see a sustained demand/supply imbalance in energy, resulting from the shale oil and gas revolution in the U.S.

6

Fund Characteristics

OCTOBER 31, 2017
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	4.0%
Alphabet, Inc.*	3.7%
Boeing Co. (The)	3.0%
Microsoft Corp.	2.8%
Prologis, Inc.	2.7%
Facebook, Inc., Class A	2.6%
3M Co.	2.5%
Citigroup, Inc.	2.3%
Home Depot, Inc. (The)	2.3%
Cisco Systems, Inc.	2.2%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Banks	8.4%
Internet Software and Services	6.3%
Software	6.2%
Semiconductors and Semiconductor Equipment	4.5%
Equity Real Estate Investment Trusts (REITs)	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	—**
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,117.40	$5.34	1.00%
I Class	$1,000	$1,118.40	$4.27	0.80%
Y Class	$1,000	$1,119.60	$3.47	0.65%
A Class	$1,000	$1,116.50	$6.67	1.25%
C Class	$1,000	$1,111.90	$10.65	2.00%
R Class	$1,000	$1,114.90	$8.00	1.50%
R5 Class	$1,000	$1,118.40	$4.27	0.80%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
I Class	$1,000	$1,021.17	$4.08	0.80%
Y Class	$1,000	$1,021.93	$3.31	0.65%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%
R5 Class	$1,000	$1,021.17	$4.08	0.80%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2017

	Shares	Value
COMMON STOCKS — 98.9%
Aerospace and Defense — 3.9%
Boeing Co. (The)	26,651	$6,875,425
Northrop Grumman Corp.	6,663	1,969,116
		8,844,541
Airlines — 1.2%
Delta Air Lines, Inc.	55,554	2,779,367
Automobiles — 0.5%
Ford Motor Co.	85,970	1,054,852
Banks — 8.4%
Bank of America Corp.	179,429	4,914,560
Citigroup, Inc.	71,008	5,219,088
JPMorgan Chase & Co.	90,368	9,091,925
		19,225,573
Beverages — 2.2%
PepsiCo, Inc.	45,032	4,963,877
Biotechnology — 3.1%
AbbVie, Inc.	16,773	1,513,763
Amgen, Inc.	9,734	1,705,592
Biogen, Inc.(1)	10,682	3,329,152
Bioverativ, Inc.(1)	3,514	198,541
Incyte Corp.(1)	3,184	360,588
		7,107,636
Capital Markets — 1.4%
Ameriprise Financial, Inc.	11,046	1,729,141
S&P Global, Inc.	9,680	1,514,629
		3,243,770
Chemicals — 1.7%
DowDuPont, Inc.	5,715	413,252
LyondellBasell Industries NV, Class A	13,884	1,437,410
Sherwin-Williams Co. (The)	5,341	2,110,496
		3,961,158
Communications Equipment — 3.2%
Cisco Systems, Inc.	146,442	5,000,994
Motorola Solutions, Inc.	17,671	1,599,933
Palo Alto Networks, Inc.(1)	5,371	790,611
		7,391,538
Containers and Packaging — 0.6%
International Paper Co.	22,103	1,265,839
Diversified Telecommunication Services — 1.6%
AT&T, Inc.	80,388	2,705,056
Verizon Communications, Inc.	21,321	1,020,636
		3,725,692
Electric Utilities — 0.1%
Exelon Corp.	7,134	286,858
Electrical Equipment — 0.9%
Eaton Corp. plc	26,360	2,109,327

10

	Shares	Value
Energy Equipment and Services — 0.9%
Schlumberger Ltd.	32,987	$2,111,168
Equity Real Estate Investment Trusts (REITs) — 4.5%
Host Hotels & Resorts, Inc.	114,222	2,234,182
Prologis, Inc.	97,361	6,287,574
SBA Communications Corp.(1)	11,766	1,849,380
		10,371,136
Food and Staples Retailing — 2.7%
CVS Health Corp.	41,368	2,834,949
Kroger Co. (The)	5,672	117,411
Wal-Mart Stores, Inc.	36,614	3,196,768
		6,149,128
Food Products — 1.1%
Archer-Daniels-Midland Co.	14,333	585,790
Campbell Soup Co.	7,842	371,476
Pinnacle Foods, Inc.	27,177	1,478,972
		2,436,238
Health Care Equipment and Supplies — 2.8%
Abbott Laboratories	13,795	748,103
Edwards Lifesciences Corp.(1)	26,890	2,748,964
Hologic, Inc.(1)	74,188	2,808,016
		6,305,083
Health Care Providers and Services — 4.2%
Aetna, Inc.	25,666	4,363,990
Centene Corp.(1)	2,144	200,829
Express Scripts Holding Co.(1)	28,345	1,737,265
Humana, Inc.	3,778	964,712
UnitedHealth Group, Inc.	10,969	2,305,903
		9,572,699
Hotels, Restaurants and Leisure — 0.6%
Royal Caribbean Cruises Ltd.	5,870	726,530
Starbucks Corp.	12,723	697,729
		1,424,259
Household Products — 1.0%
Procter & Gamble Co. (The)	26,436	2,282,484
Industrial Conglomerates — 2.5%
3M Co.	24,696	5,684,772
Insurance — 3.4%
Aflac, Inc.	14,696	1,232,848
Prudential Financial, Inc.	17,135	1,892,732
Travelers Cos., Inc. (The)	35,691	4,727,273
		7,852,853
Internet and Direct Marketing Retail — 2.4%
Amazon.com, Inc.(1)	4,188	4,628,912
Expedia, Inc.	7,180	895,059
		5,523,971
Internet Software and Services — 6.3%
Alphabet, Inc., Class A(1)	5,847	6,040,185
Alphabet, Inc., Class C(1)	2,343	2,381,987
Facebook, Inc., Class A(1)	32,826	5,910,650
		14,332,822

11

	Shares	Value
IT Services — 3.7%
Accenture plc, Class A	29,676	$4,224,676
Alliance Data Systems Corp.	1,908	426,877
Visa, Inc., Class A	34,136	3,754,277
		8,405,830
Life Sciences Tools and Services — 0.9%
Agilent Technologies, Inc.	30,221	2,055,935
Machinery — 3.3%
Caterpillar, Inc.	28,207	3,830,511
Cummins, Inc.	10,851	1,919,325
Parker-Hannifin Corp.	9,207	1,681,290
		7,431,126
Media — 2.5%
Comcast Corp., Class A	125,507	4,522,017
Time Warner, Inc.	12,207	1,199,826
		5,721,843
Multi-Utilities — 0.7%
DTE Energy Co.	13,439	1,484,472
Multiline Retail — 1.4%
Target Corp.	53,656	3,167,850
Oil, Gas and Consumable Fuels — 3.0%
ConocoPhillips	47,322	2,420,521
Devon Energy Corp.	17,788	656,377
EOG Resources, Inc.	12,641	1,262,457
Marathon Petroleum Corp.	22,307	1,332,620
Valero Energy Corp.	16,270	1,283,540
		6,955,515
Pharmaceuticals — 3.0%
Bristol-Myers Squibb Co.	43,836	2,702,928
Johnson & Johnson	27,714	3,863,608
Merck & Co., Inc.	6,898	380,011
		6,946,547
Professional Services — 1.8%
ManpowerGroup, Inc.	33,367	4,113,484
Road and Rail — 0.3%
Ryder System, Inc.	8,625	699,315
Semiconductors and Semiconductor Equipment — 4.5%
Applied Materials, Inc.	79,903	4,508,926
Intel Corp.	107,427	4,886,854
Texas Instruments, Inc.	10,279	993,877
		10,389,657
Software — 6.2%
Adobe Systems, Inc.(1)	14,052	2,461,348
Electronic Arts, Inc.(1)	7,564	904,655
Microsoft Corp.	76,228	6,340,645
Oracle Corp. (New York)	53,988	2,747,989
Red Hat, Inc.(1)	13,310	1,608,247
		14,062,884
Specialty Retail — 2.4%
Home Depot, Inc. (The)	31,464	5,216,102
Lowe's Cos., Inc.	1,076	86,026

12

	Shares	Value
Ross Stores, Inc.	4,536	$287,991
		5,590,119
Technology Hardware, Storage and Peripherals — 2.9%
Apple, Inc.	27,597	4,664,997
HP, Inc.	95,662	2,061,516
		6,726,513
Tobacco — 1.1%
Philip Morris International, Inc.	24,242	2,536,683
TOTAL COMMON STOCKS (Cost $158,072,773)		226,294,414
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $1,364,845), in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $1,335,052)		1,335,018
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $1,138,227), at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $1,112,011)		1,112,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,157	2,157
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,449,175)		2,449,175
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $160,521,948)		228,743,589
OTHER ASSETS AND LIABILITIES†		(53,014)
TOTAL NET ASSETS — 100.0%		$228,690,575

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $160,521,948)	$228,743,589
Receivable for capital shares sold	35,686
Dividends and interest receivable	223,316
229,002,591

Liabilities
Payable for capital shares redeemed	94,388
Accrued management fees	187,379
Distribution and service fees payable	27,703
Accrued other expenses	2,546
312,016

Net Assets	$228,690,575

Net Assets Consist of:
Capital (par value and paid-in surplus)	$155,159,533
Undistributed net investment income	1,129,902
Undistributed net realized gain	4,179,499
Net unrealized appreciation	68,221,641
$228,690,575

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$135,314,540	4,970,500	$27.22
I Class, $0.01 Par Value	$19,776,327	724,320	$27.30
Y Class, $0.01 Par Value	$383,333	14,028	$27.33
A Class, $0.01 Par Value	$51,396,282	1,894,697	$27.13*
C Class, $0.01 Par Value	$17,904,066	672,402	$26.63
R Class, $0.01 Par Value	$3,910,321	144,951	$26.98
R5 Class, $0.01 Par Value	$5,706	209	$27.30
*Maximum offering price $28.79 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Dividends	$4,263,598
Interest	6,881
4,270,479

Expenses:
Management fees	2,152,986
Distribution and service fees:
A Class	186,659
C Class	184,969
R Class	19,028
Directors' fees and expenses	6,752
Other expenses	7,587
2,557,981

Net investment income (loss)	1,712,498

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	7,836,118
Change in net unrealized appreciation (depreciation) on investments	41,922,276

Net realized and unrealized gain (loss)	49,758,394

Net Increase (Decrease) in Net Assets Resulting from Operations	$51,470,892

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$1,712,498	$2,215,677
Net realized gain (loss)	7,836,118	36,997,341
Change in net unrealized appreciation (depreciation)	41,922,276	(38,849,766)
Net increase (decrease) in net assets resulting from operations	51,470,892	363,252

Distributions to Shareholders
From net investment income:
Investor Class	(1,035,050)	(1,002,434)
I Class	(86,690)	(177,843)
A Class	(912,362)	(975,431)
C Class	(30,542)	(16,625)
R Class	(25,123)	(31,720)
Decrease in net assets from distributions	(2,089,767)	(2,204,053)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(33,935,108)	(43,272,294)

Net increase (decrease) in net assets	15,446,017	(45,113,095)

Net Assets
Beginning of period	213,244,558	258,357,653
End of period	$228,690,575	$213,244,558

Undistributed net investment income	$1,129,902	$1,670,698

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Sustainable Equity Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the

18

independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2017 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.800% to 0.990%	0.99%
I Class	0.600% to 0.790%	0.79%
Y Class	0.450% to 0.640%	0.64%
A Class	0.800% to 0.990%	0.99%
C Class	0.800% to 0.990%	0.99%
R Class	0.800% to 0.990%	0.99%
R5 Class	0.600% to 0.790%	0.79%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,092,731 and $276,324, respectively. The effect of interfund transactions on the Statement of Operations was $27,821 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 were $39,567,583 and $74,405,119, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017(1)		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	120,000,000		140,000,000
Sold	2,921,568	$71,286,795	1,315,790	$27,773,723
Issued in reinvestment of distributions	40,885	941,572	44,610	939,045
Redeemed	(2,031,710)	(49,907,476)	(1,687,573)	(35,290,320)
	930,743	22,320,891	(327,173)	(6,577,552)
I Class/Shares Authorized	20,000,000		20,000,000
Sold	601,139	15,331,397	177,059	3,608,045
Issued in reinvestment of distributions	3,759	86,690	8,437	177,843
Redeemed	(139,002)	(3,439,848)	(571,756)	(12,085,552)
	465,896	11,978,239	(386,260)	(8,299,664)
Y Class/Shares Authorized	50,000,000		N/A
Sold	14,067	369,745
Redeemed	(39)	(1,033)
	14,028	368,712
A Class/Shares Authorized	120,000,000		140,000,000
Sold	204,275	4,893,975	316,665	6,681,629
Issued in reinvestment of distributions	37,477	861,602	43,720	918,990
Redeemed	(2,823,750)	(68,426,795)	(1,530,482)	(32,046,890)
	(2,581,998)	(62,671,218)	(1,170,097)	(24,446,271)
C Class/Shares Authorized	40,000,000		40,000,000
Sold	43,933	1,031,559	140,148	2,911,206
Issued in reinvestment of distributions	1,095	24,880	636	13,209
Redeemed	(248,865)	(5,945,415)	(252,386)	(5,252,976)
	(203,837)	(4,888,976)	(111,602)	(2,328,561)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	28,422	684,583	62,022	1,307,560
Issued in reinvestment of distributions	1,096	25,123	1,514	31,720
Redeemed	(74,353)	(1,757,462)	(137,016)	(2,959,526)
	(44,835)	(1,047,756)	(73,480)	(1,620,246)
R5 Class/Shares Authorized	50,000,000		N/A
Sold	209	5,000
Net increase (decrease)	(1,419,794)	$(33,935,108)	(2,068,612)	$(43,272,294)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class and R5 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

20

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$226,294,414	—	—
Temporary Cash Investments	2,157	$2,447,018	—
	$226,296,571	$2,447,018	—

7. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$2,089,767	$2,204,053
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$161,520,692
Gross tax appreciation of investments	$70,067,073
Gross tax depreciation of investments	(2,844,176)
Net tax appreciation (depreciation) of investments	$67,222,897
Undistributed ordinary income	$1,129,902
Accumulated long-term gains	$5,178,243

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$21.75	0.23	5.51	5.74	(0.27)	$27.22	26.61%	1.00%	0.95%	18%	$135,315
2016	$21.77	0.25	(0.04)	0.21	(0.23)	$21.75	0.99%	0.99%	1.18%	71%	$87,865
2015	$21.31	0.26	0.46	0.72	(0.26)	$21.77	3.51%	0.99%	1.23%	33%	$95,072
2014	$18.41	0.24	2.88	3.12	(0.22)	$21.31	17.06%	1.00%	1.19%	41%	$77,015
2013	$14.82	0.23	3.55	3.78	(0.19)	$18.41	25.83%	1.01%	1.44%	36%	$68,416
I Class(3)
2017	$21.81	0.27	5.53	5.80	(0.31)	$27.30	26.88%	0.80%	1.15%	18%	$19,776
2016	$21.84	0.29	(0.05)	0.24	(0.27)	$21.81	1.19%	0.79%	1.38%	71%	$5,637
2015	$21.37	0.31	0.47	0.78	(0.31)	$21.84	3.66%	0.79%	1.43%	33%	$14,077
2014	$18.47	0.28	2.88	3.16	(0.26)	$21.37	17.29%	0.80%	1.39%	41%	$10,731
2013	$14.85	0.27	3.55	3.82	(0.20)	$18.47	26.06%	0.81%	1.64%	36%	$10,451
Y Class
2017(4)	$23.89	0.16	3.28	3.44	—	$27.33	14.40%	0.65%(5)	1.10%(5)	18%(6)	$383

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$21.67	0.17	5.50	5.67	(0.21)	$27.13	26.34%	1.25%	0.70%	18%	$51,396
2016	$21.69	0.20	(0.05)	0.15	(0.17)	$21.67	0.74%	1.24%	0.93%	71%	$97,012
2015	$21.23	0.21	0.46	0.67	(0.21)	$21.69	3.21%	1.24%	0.98%	33%	$122,492
2014	$18.35	0.19	2.86	3.05	(0.17)	$21.23	16.76%	1.25%	0.94%	41%	$116,462
2013	$14.80	0.20	3.53	3.73	(0.18)	$18.35	25.51%	1.26%	1.19%	36%	$119,358
C Class
2017	$21.27	(0.01)	5.41	5.40	(0.04)	$26.63	25.40%	2.00%	(0.05)%	18%	$17,904
2016	$21.29	0.04	(0.04)	—(7)	(0.02)	$21.27	(0.02)%	1.99%	0.18%	71%	$18,640
2015	$20.84	0.05	0.45	0.50	(0.05)	$21.29	2.42%	1.99%	0.23%	33%	$21,036
2014	$18.01	0.04	2.82	2.86	(0.03)	$20.84	15.90%	2.00%	0.19%	41%	$16,777
2013	$14.61	0.07	3.48	3.55	(0.15)	$18.01	24.54%	2.01%	0.44%	36%	$16,679
R Class
2017	$21.55	0.11	5.47	5.58	(0.15)	$26.98	26.03%	1.50%	0.45%	18%	$3,910
2016	$21.58	0.14	(0.05)	0.09	(0.12)	$21.55	0.44%	1.49%	0.68%	71%	$4,090
2015	$21.11	0.16	0.47	0.63	(0.16)	$21.58	3.01%	1.49%	0.73%	33%	$5,680
2014	$18.25	0.14	2.84	2.98	(0.12)	$21.11	16.45%	1.50%	0.69%	41%	$5,294
2013	$14.74	0.15	3.53	3.68	(0.17)	$18.25	25.25%	1.51%	0.94%	36%	$5,000
R5 Class
2017(4)	$23.89	0.15	3.26	3.41	—	$27.30	14.27%	0.80%(5)	1.07%(5)	18%(6)	$6

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through October 31, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(7)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sustainable Equity Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sustainable Equity Fund of American Century Mutual Funds, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 15, 2017

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the

29

information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

30

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was

31

above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

32

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$19,547,896,641	$402,531,816
Barry Fink	$19,543,961,253	$406,467,204
Jan M. Lewis	$19,556,221,886	$394,206,571
Stephen E. Yates	$19,543,817,152	$406,611,305
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2017.

For corporate taxpayers, the fund hereby designates $2,089,767, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2017, as qualified for the corporate dividends received deduction.

The fund hereby designates $1,118,984, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2017.

The fund utilized earnings and profits of $1,291,092 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90971 1712

Annual Report

October 31, 2017

Ultra® Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCUX	30.42%	16.78%	8.36%	—	11/2/81
Russell 1000 Growth Index	—	29.71%	16.82%	9.12%	—	—
S&P 500 Index	—	23.63%	15.17%	7.51%	—	—
I Class	TWUIX	30.66%	17.00%	8.58%	—	11/14/96
Y Class	AULYX	—	—	—	16.93%	4/10/17
A Class	TWUAX					10/2/96
No sales charge		30.10%	16.48%	8.09%	—
With sales charge		22.63%	15.11%	7.45%	—
C Class	TWCCX	29.12%	15.61%	7.28%	—	10/29/01
R Class	AULRX	29.75%	16.19%	7.82%	—	8/29/03
R5 Class	AULGX	—	—	—	16.82%	4/10/17
R6 Class	AULDX	30.86%	—	—	15.23%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to April 10, 2017, the I Class was referred to as the Institutional Class. Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $22,335

Russell 1000 Growth Index — $23,964

S&P 500 Index — $20,638

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.98%	0.78%	0.63%	1.23%	1.98%	1.48%	0.78%	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Jeff Bourke

Performance Summary

Ultra returned 30.42%* for the 12 months ended October 31, 2017, outpacing the 29.71% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices posted strong returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum, providing a tailwind for the fund. Within the Russell 1000 Growth Index, all sectors but energy posted strong gains. The small utilities segment—a sector that rarely offers the kind of growth characteristics we seek—reported the top total return, but index gains were largely driven by the strong performance of information technology stocks.

Stock selection in the consumer staples sector led the fund’s outperformance relative to the benchmark. An underweight allocation was helpful as well, especially among food products and beverages companies. Stock decisions in health care and information technology were also beneficial. Stock choices in the consumer discretionary and industrials sectors hampered performance, as did an overweight allocation to energy stocks.

Consumer Staples Led Contributors

Within the consumer staples sector, not owning benchmark holding Altria benefited performance. The tobacco company lagged on concerns that the Food and Drug Administration would impose nicotine restrictions on cigarettes that would make them nonaddictive.

Health care equipment and supplies companies were among the fund’s top contributors. Medical device company Intuitive Surgical benefited from Food and Drug Administration clearance for its new da Vinci X robotic platform, which offers several technologies at a lower price than its previous platform. Elsewhere in the health care sector, biotechnology company Kite Pharma, a leader in immunotherapy drugs, soared on news that it would be acquired by Gilead Sciences. The holding was eliminated as a result.

Among other significant contributors, Yaskawa Electric, a leading robotics manufacturer, reported quarterly results that exceeded expectations. The company’s order book accelerated, and revenue is growing faster than expected. The company raised full-year guidance for revenue and profit. Airplane manufacturer Boeing reported strong earnings, cash flow, and forward guidance for profitability of the company’s 787 airliner. Investors increasingly appear to believe in the stock more as a secular than a cyclical growth story and have become more comfortable with the business for the long term. Apple outperformed as the company reported results ahead of expectations due to iPhone and services. Investors appeared excited about the new iPhone that was introduced in September 2017. In addition, Warren Buffett took a large stake in the company, which we believe reflects the quality of the business and the brand and the sustainable nature of the business.

Consumer Discretionary Stocks Detracted

Retailers struggled during the year, hampering some holdings in the consumer discretionary sector. Aftermarket parts retailer O’Reilly Automotive reported sales that missed expectations and warned of weak consumer demand that drove the stock significantly lower. Investors are also fearful of

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

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increased competition from Amazon in a space that previously seemed relatively immune from online threats. Off-price retailer TJX underperformed after reporting results that were in line with expectations but below historical growth levels. Athletic apparel firm Under Armour reported strong sales but overall results were below expectations. The company is being impacted by increased competition and consolidation among sporting goods retailers that carry its products.

In the industrials sector, lighting manufacturer Acuity Brands continued to struggle with weaker-than-expected demand in its North American market. The company appears to be stabilizing after a strong period, but investors were hoping for greater sustainability in its growth. Wabtec, a maker of technology products and services for the railroad industry, reported disappointing results as an expected cyclical recovery in rail continued to be delayed. Capital spending trends have not rebounded because railroad companies did a better job of maintaining their rolling stock going into the downturn.

In information technology, not owning benchmark stock NVIDIA hampered performance. Although the graphics-chips manufacturer performed well, we believe the company’s fundamentals don’t support the high expectations for the company.

Outlook

We remain confident in our belief that high-quality companies with a capability for sustained long-term growth will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process.

As of October 31, 2017, this process pointed the portfolio toward overweight positions relative to the Russell 1000 Growth Index in the information technology, health care, and consumer discretionary sectors. The industrials and real estate sectors represented the largest underweights.

In the information technology sector, we continue to find strong growth opportunities through bottom-up fundamental analysis. In health care, valuations of drug and medical supplies companies have corrected, and we see opportunity where earnings growth is driven by innovation. Despite potential measures to control drug pricing, drug pipelines are robust, with ample clinical trial readouts.

The portfolio’s industrials sector weighting reflects generally modest fundamentals combined with valuations that are not compelling. The portfolio has no holdings in the real estate sector. The sector has benefited from a long period of falling and low interest rates but appears likely to struggle as rates rise.

6

Fund Characteristics

OCTOBER 31, 2017
Top Ten Holdings	% of net assets
Apple, Inc.	9.3%
Alphabet, Inc.*	6.4%
Amazon.com, Inc.	4.9%
Facebook, Inc., Class A	4.5%
Visa, Inc., Class A	3.9%
UnitedHealth Group, Inc.	3.6%
MasterCard, Inc., Class A	3.2%
Intuitive Surgical, Inc.	3.0%
Boeing Co. (The)	2.3%
Microsoft Corp.	2.3%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Internet Software and Services	12.8%
Technology Hardware, Storage and Peripherals	9.3%
IT Services	8.5%
Internet and Direct Marketing Retail	6.1%
Biotechnology	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,133.50	$5.27	0.98%
I Class	$1,000	$1,134.50	$4.20	0.78%
Y Class	$1,000	$1,135.30	$3.39	0.63%
A Class	$1,000	$1,132.30	$6.61	1.23%
C Class	$1,000	$1,127.90	$10.62	1.98%
R Class	$1,000	$1,130.80	$7.95	1.48%
R5 Class	$1,000	$1,134.50	$4.20	0.78%
R6 Class	$1,000	$1,135.60	$3.39	0.63%
Hypothetical
Investor Class	$1,000	$1,020.27	$4.99	0.98%
I Class	$1,000	$1,021.27	$3.97	0.78%
Y Class	$1,000	$1,022.03	$3.21	0.63%
A Class	$1,000	$1,019.01	$6.26	1.23%
C Class	$1,000	$1,015.22	$10.06	1.98%
R Class	$1,000	$1,017.75	$7.53	1.48%
R5 Class	$1,000	$1,021.27	$3.97	0.78%
R6 Class	$1,000	$1,022.03	$3.21	0.63%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2017

	Shares	Value
COMMON STOCKS — 98.8%
Aerospace and Defense — 3.5%
Boeing Co. (The)	927,000	$239,147,460
United Technologies Corp.	1,006,000	120,478,560
		359,626,020
Automobiles — 1.5%
Tesla, Inc.(1)	473,000	156,813,690
Banks — 2.6%
JPMorgan Chase & Co.	1,635,000	164,497,350
U.S. Bancorp	1,760,000	95,708,800
		260,206,150
Beverages — 1.6%
Constellation Brands, Inc., Class A	753,000	164,974,770
Biotechnology — 5.8%
Bluebird Bio, Inc.(1)	208,000	28,932,800
Celgene Corp.(1)	2,065,289	208,532,231
Gilead Sciences, Inc.	1,256,000	94,149,760
Ionis Pharmaceuticals, Inc.(1)	1,039,000	59,337,290
Regeneron Pharmaceuticals, Inc.(1)	507,000	204,128,340
		595,080,421
Chemicals — 3.1%
Ecolab, Inc.	945,000	123,473,700
Monsanto Co.	862,000	104,388,200
PPG Industries, Inc.	798,000	92,759,520
		320,621,420
Electrical Equipment — 1.2%
Acuity Brands, Inc.	717,000	119,882,400
Electronic Equipment, Instruments and Components — 2.2%
Cognex Corp.	445,000	54,801,750
Keyence Corp.	72,000	39,785,058
Yaskawa Electric Corp.	3,775,000	134,127,787
		228,714,595
Food and Staples Retailing — 1.5%
Costco Wholesale Corp.	953,000	153,509,240
Health Care Equipment and Supplies — 4.4%
ABIOMED, Inc.(1)	232,000	44,757,440
Edwards Lifesciences Corp.(1)	499,000	51,012,770
IDEXX Laboratories, Inc.(1)	314,000	52,177,380
Intuitive Surgical, Inc.(1)	805,592	302,387,013
		450,334,603
Health Care Providers and Services — 4.1%
Cigna Corp.	276,000	54,432,720
UnitedHealth Group, Inc.	1,732,000	364,101,040
		418,533,760
Hotels, Restaurants and Leisure — 2.7%
Chipotle Mexican Grill, Inc.(1)	95,000	25,830,500
Starbucks Corp.	3,013,000	165,232,920

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	Shares	Value
Wynn Resorts Ltd.	574,000	$84,659,260
		275,722,680
Insurance — 1.2%
MetLife, Inc.	2,318,000	124,198,440
Internet and Direct Marketing Retail — 6.1%
Amazon.com, Inc.(1)	454,000	501,797,120
Netflix, Inc.(1)	639,000	125,518,770
		627,315,890
Internet Software and Services — 12.8%
Alphabet, Inc., Class A(1)	294,058	303,773,676
Alphabet, Inc., Class C(1)	350,000	355,824,000
Baidu, Inc. ADR(1)	308,000	75,133,520
Facebook, Inc., Class A(1)	2,579,000	464,374,740
Tencent Holdings Ltd.	2,546,000	114,157,818
		1,313,263,754
IT Services — 8.5%
MasterCard, Inc., Class A	2,237,123	332,816,789
PayPal Holdings, Inc.(1)	1,879,000	136,340,240
Visa, Inc., Class A	3,606,000	396,587,880
		865,744,909
Machinery — 3.8%
Cummins, Inc.	617,000	109,134,960
Donaldson Co., Inc.	717,000	33,849,570
WABCO Holdings, Inc.(1)	841,000	124,106,370
Wabtec Corp.	1,618,000	123,777,000
		390,867,900
Media — 3.4%
Scripps Networks Interactive, Inc., Class A	408,000	33,978,240
Time Warner, Inc.	1,507,000	148,123,030
Walt Disney Co. (The)	1,651,000	161,484,310
		343,585,580
Oil, Gas and Consumable Fuels — 1.4%
Concho Resources, Inc.(1)	411,000	55,160,310
EOG Resources, Inc.	908,000	90,681,960
		145,842,270
Personal Products — 2.0%
Estee Lauder Cos., Inc. (The), Class A	1,792,000	200,363,520
Pharmaceuticals — 0.6%
Pfizer, Inc.	1,772,000	62,126,320
Road and Rail — 1.0%
J.B. Hunt Transport Services, Inc.	957,000	101,815,230
Semiconductors and Semiconductor Equipment — 3.1%
ams AG	795,000	72,475,567
Analog Devices, Inc.	640,000	58,432,000
Maxim Integrated Products, Inc.	1,655,000	86,953,700
Xilinx, Inc.	1,320,617	97,316,267
		315,177,534
Software — 5.4%
Adobe Systems, Inc.(1)	197,000	34,506,520
Microsoft Corp.	2,802,000	233,070,360
salesforce.com, Inc.(1)	1,733,000	177,355,220

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	Shares/Principal Amount	Value
Splunk, Inc.(1)	534,000	$35,938,200
Tableau Software, Inc., Class A(1)	939,000	76,143,510
		557,013,810
Specialty Retail — 3.3%
O'Reilly Automotive, Inc.(1)	310,000	65,394,500
Ross Stores, Inc.	1,285,000	81,584,650
TJX Cos., Inc. (The)	2,707,000	188,948,600
		335,927,750
Technology Hardware, Storage and Peripherals — 9.3%
Apple, Inc.	5,654,953	955,913,255
Textiles, Apparel and Luxury Goods — 1.4%
NIKE, Inc., Class B	2,300,000	126,477,000
Under Armour, Inc., Class C(1)	1,293,000	14,908,290
		141,385,290
Tobacco — 1.3%
Philip Morris International, Inc.	1,311,000	137,183,040
TOTAL COMMON STOCKS (Cost $4,075,567,099)		10,121,744,241
TEMPORARY CASH INVESTMENTS — 1.3%
Federal Home Loan Bank Discount Notes, 0.86%, 11/1/17(2)	$50,000,000	50,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $46,484,736), in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $45,469,992)		45,468,881
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $38,666,915), at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $37,906,358)		37,906,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	40,478	40,478
TOTAL TEMPORARY CASH INVESTMENTS (Cost $133,415,359)		133,415,359
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $4,208,982,458)		10,255,159,600
OTHER ASSETS AND LIABILITIES — (0.1)%		(6,843,885)
TOTAL NET ASSETS — 100.0%		$10,248,315,715

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	1,383,300	USD	1,416,938	Credit Suisse AG	12/29/17	$(24,758)
USD	16,531,634	CHF	15,967,575	Credit Suisse AG	12/29/17	461,559
USD	1,243,256	CHF	1,204,425	Credit Suisse AG	12/29/17	31,099
USD	3,318,906	CHF	3,267,450	Credit Suisse AG	12/29/17	30,482
USD	2,255,460	CHF	2,241,900	Credit Suisse AG	12/29/17	(832)
JPY	412,324,500	USD	3,626,265	Credit Suisse AG	12/29/17	10,504
USD	41,840,966	JPY	4,664,012,500	Credit Suisse AG	12/29/17	703,613
USD	9,193,599	JPY	1,029,815,500	Credit Suisse AG	12/29/17	110,458
USD	7,416,191	JPY	826,383,250	Credit Suisse AG	12/29/17	127,356
USD	4,385,887	JPY	498,412,250	Credit Suisse AG	12/29/17	(10,190)
						$1,439,291

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NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $4,208,982,458)	$10,255,159,600
Receivable for capital shares sold	1,715,807
Unrealized appreciation on forward foreign currency exchange contracts	1,475,071
Dividends and interest receivable	2,045,502
10,260,395,980

Liabilities
Payable for investments purchased	1,624,562
Payable for capital shares redeemed	2,084,744
Unrealized depreciation on forward foreign currency exchange contracts	35,780
Accrued management fees	8,198,591
Distribution and service fees payable	26,175
Accrued other expenses	110,413
12,080,265

Net Assets	$10,248,315,715

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,620,512,957
Undistributed net investment income	16,272,626
Undistributed net realized gain	563,929,174
Net unrealized appreciation	6,047,600,958
$10,248,315,715

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$9,593,102,078	215,155,710	$44.59
I Class, $0.01 Par Value	$322,059,277	6,995,420	$46.04
Y Class, $0.01 Par Value	$5,851	127	$46.07
A Class, $0.01 Par Value	$83,130,062	1,942,465	$42.80*
C Class, $0.01 Par Value	$5,358,788	145,006	$36.96
R Class, $0.01 Par Value	$11,345,269	271,186	$41.84
R5 Class, $0.01 Par Value	$5,847	127	$46.04
R6 Class, $0.01 Par Value	$233,308,543	5,064,516	$46.07
*Maximum offering price $45.41 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $189,559)	$103,484,476
Interest	402,430
103,886,906

Expenses:
Management fees	87,250,585
Distribution and service fees:
A Class	166,721
C Class	38,805
R Class	51,808
Directors' fees and expenses	278,744
Other expenses	291,265
88,077,928

Net investment income (loss)	15,808,978

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	581,378,315
Forward foreign currency exchange contract transactions	670,104
Foreign currency translation transactions	48,107
582,096,526

Change in net unrealized appreciation (depreciation) on:
Investments	1,806,739,228
Forward foreign currency exchange contracts	1,439,291
Translation of assets and liabilities in foreign currencies	60,270
1,808,238,789

Net realized and unrealized gain (loss)	2,390,335,315

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,406,144,293

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$15,808,978	$15,142,479
Net realized gain (loss)	582,096,526	366,260,214
Change in net unrealized appreciation (depreciation)	1,808,238,789	(397,815,232)
Net increase (decrease) in net assets resulting from operations	2,406,144,293	(16,412,539)

Distributions to Shareholders
From net investment income:
Investor Class	(22,033,975)	(17,978,057)
I Class	(936,176)	(931,198)
A Class	(16,542)	—
R6 Class	(510,662)	(211,120)
From net realized gains:
Investor Class	(343,677,139)	(396,365,081)
I Class	(8,476,528)	(10,890,656)
A Class	(2,668,802)	(3,822,340)
C Class	(170,965)	(191,807)
R Class	(428,166)	(482,530)
R6 Class	(3,517,159)	(1,825,199)
Decrease in net assets from distributions	(382,436,114)	(432,697,988)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	81,023,969	(8,028,452)

Net increase (decrease) in net assets	2,104,732,148	(457,138,979)

Net Assets
Beginning of period	8,143,583,567	8,600,722,546
End of period	$10,248,315,715	$8,143,583,567

Undistributed net investment income	$16,272,626	$23,484,472

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

17

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2017 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.800% to 0.990%	0.97%
I Class	0.600% to 0.790%	0.77%
Y Class	0.450% to 0.640%	0.62%
A Class	0.800% to 0.990%	0.97%
C Class	0.800% to 0.990%	0.97%
R Class	0.800% to 0.990%	0.97%
R5 Class	0.600% to 0.790%	0.77%
R6 Class	0.450% to 0.640%	0.62%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $25,380,078 and $5,750,170, respectively. The effect of interfund transactions on the Statement of Operations was $(548,412) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 were $1,423,468,977 and $1,632,660,362, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017(1)		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,350,000,000		3,400,000,000
Sold	6,991,026	$277,438,803	6,003,589	$209,184,788
Issued in reinvestment of distributions	9,969,734	353,028,282	11,470,135	400,537,097
Redeemed	(19,202,525)	(747,743,609)	(18,890,025)	(662,960,210)
	(2,241,765)	(117,276,524)	(1,416,301)	(53,238,325)
I Class/Shares Authorized	130,000,000		200,000,000
Sold	2,936,370	126,336,971	1,213,416	45,659,701
Issued in reinvestment of distributions	252,374	9,211,667	322,809	11,601,769
Redeemed	(1,577,420)	(64,714,752)	(1,433,066)	(52,604,666)
	1,611,324	70,833,886	103,159	4,656,804
Y Class/Shares Authorized	50,000,000		N/A
Sold	127	5,000
A Class/Shares Authorized	70,000,000		80,000,000
Sold	874,768	33,597,337	728,373	24,333,624
Issued in reinvestment of distributions	73,609	2,507,131	108,105	3,636,643
Redeemed	(713,427)	(26,741,197)	(1,105,320)	(36,645,386)
	234,950	9,363,271	(268,842)	(8,675,119)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	66,568	2,234,855	49,793	1,497,508
Issued in reinvestment of distributions	5,087	150,568	5,377	159,439
Redeemed	(36,228)	(1,157,734)	(37,296)	(1,089,188)
	35,427	1,227,689	17,874	567,759
R Class/Shares Authorized	40,000,000		40,000,000
Sold	95,802	3,601,379	86,852	2,851,097
Issued in reinvestment of distributions	11,791	393,362	13,601	449,650
Redeemed	(104,730)	(3,972,590)	(100,941)	(3,320,102)
	2,863	22,151	(488)	(19,355)
R5 Class/Shares Authorized	50,000,000		N/A
Sold	127	5,000
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	3,210,642	133,551,173	1,491,438	55,368,124
Issued in reinvestment of distributions	110,442	4,027,821	56,706	2,036,319
Redeemed	(511,606)	(20,735,498)	(241,819)	(8,724,659)
	2,809,478	116,843,496	1,306,325	48,679,784
Net increase (decrease)	2,452,531	$81,023,969	(258,273)	$(8,028,452)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class and R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$9,761,198,011	$360,546,230	—
Temporary Cash Investments	40,478	133,374,881	—
	$9,761,238,489	$493,921,111	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,475,071	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$35,780	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $45,304,824.

The value of foreign currency risk derivative instruments as of October 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $1,475,071 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $35,780 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $670,104 in net realized gain (loss) on forward foreign

22

currency exchange contract transactions and $1,439,291 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$23,497,355	$18,985,228
Long-term capital gains	$358,938,759	$413,712,760

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,226,319,039
Gross tax appreciation of investments	$6,051,071,543
Gross tax depreciation of investments	(22,230,982)
Net tax appreciation (depreciation) of investments	6,028,840,561
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(15,475)
Net tax appreciation (depreciation)	$6,028,825,086
Undistributed ordinary income	$17,711,917
Accumulated long-term gains	$581,265,755

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$35.83	0.07	10.39	10.46	(0.10)	(1.60)	(1.70)	$44.59	30.42%	0.98%	0.98%	0.17%	0.17%	16%	$9,593,102
2016	$37.81	0.06	(0.14)	(0.08)	(0.08)	(1.82)	(1.90)	$35.83	(0.06)%	0.98%	0.98%	0.19%	0.19%	18%	$7,790,085
2015	$37.20	0.08	3.18	3.26	(0.12)	(2.53)	(2.65)	$37.81	9.72%	0.98%	0.98%	0.22%	0.22%	16%	$8,273,589
2014	$33.56	0.10	4.96	5.06	(0.10)	(1.32)	(1.42)	$37.20	15.66%	1.00%	1.01%	0.29%	0.28%	16%	$7,981,781
2013	$25.68	0.15	7.86	8.01	(0.13)	—	(0.13)	$33.56	31.34%	0.99%	0.99%	0.52%	0.52%	26%	$7,338,222
I Class(3)
2017	$36.95	0.14	10.73	10.87	(0.18)	(1.60)	(1.78)	$46.04	30.66%	0.78%	0.78%	0.37%	0.37%	16%	$322,059
2016	$38.93	0.14	(0.14)	—	(0.16)	(1.82)	(1.98)	$36.95	0.14%	0.78%	0.78%	0.39%	0.39%	18%	$198,930
2015	$38.22	0.16	3.27	3.43	(0.19)	(2.53)	(2.72)	$38.93	9.96%	0.78%	0.78%	0.42%	0.42%	16%	$205,574
2014	$34.44	0.17	5.10	5.27	(0.17)	(1.32)	(1.49)	$38.22	15.90%	0.80%	0.81%	0.49%	0.48%	16%	$214,464
2013	$26.32	0.17	8.10	8.27	(0.15)	—	(0.15)	$34.44	31.56%	0.79%	0.79%	0.72%	0.72%	26%	$202,118
Y Class
2017(4)	$39.40	0.10	6.57	6.67	—	—	—	$46.07	16.93%	0.63%(5)	0.63%(5)	0.43%(5)	0.43%(5)	16%(6)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$34.45	(0.04)	10.00	9.96	(0.01)	(1.60)	(1.61)	$42.80	30.10%	1.23%	1.23%	(0.08)%	(0.08)%	16%	$83,130
2016	$36.43	(0.02)	(0.14)	(0.16)	—	(1.82)	(1.82)	$34.45	(0.31)%	1.23%	1.23%	(0.06)%	(0.06)%	18%	$58,829
2015	$35.94	(0.01)	3.06	3.05	(0.03)	(2.53)	(2.56)	$36.43	9.46%	1.23%	1.23%	(0.03)%	(0.03)%	16%	$72,004
2014	$32.46	0.01	4.81	4.82	(0.02)	(1.32)	(1.34)	$35.94	15.35%	1.25%	1.26%	0.04%	0.03%	16%	$71,650
2013	$24.89	0.08	7.60	7.68	(0.11)	—	(0.11)	$32.46	30.99%	1.24%	1.24%	0.27%	0.27%	26%	$71,063
C Class
2017	$30.17	(0.28)	8.67	8.39	—	(1.60)	(1.60)	$36.96	29.12%	1.98%	1.98%	(0.83)%	(0.83)%	16%	$5,359
2016	$32.36	(0.25)	(0.12)	(0.37)	—	(1.82)	(1.82)	$30.17	(1.03)%	1.98%	1.98%	(0.81)%	(0.81)%	18%	$3,306
2015	$32.41	(0.25)	2.73	2.48	—	(2.53)	(2.53)	$32.36	8.63%	1.98%	1.98%	(0.78)%	(0.78)%	16%	$2,968
2014	$29.60	(0.22)	4.35	4.13	—	(1.32)	(1.32)	$32.41	14.51%	2.00%	2.01%	(0.71)%	(0.72)%	16%	$2,482
2013	$22.83	(0.13)	6.96	6.83	(0.06)	—	(0.06)	$29.60	29.98%	1.99%	1.99%	(0.48)%	(0.48)%	26%	$2,077
R Class
2017	$33.79	(0.12)	9.77	9.65	—	(1.60)	(1.60)	$41.84	29.75%	1.48%	1.48%	(0.33)%	(0.33)%	16%	$11,345
2016	$35.85	(0.10)	(0.14)	(0.24)	—	(1.82)	(1.82)	$33.79	(0.55)%	1.48%	1.48%	(0.31)%	(0.31)%	18%	$9,066
2015	$35.46	(0.10)	3.02	2.92	—	(2.53)	(2.53)	$35.85	9.19%	1.48%	1.48%	(0.28)%	(0.28)%	16%	$9,637
2014	$32.10	(0.08)	4.76	4.68	—	(1.32)	(1.32)	$35.46	15.08%	1.50%	1.51%	(0.21)%	(0.22)%	16%	$7,983
2013	$24.66	0.01	7.53	7.54	(0.10)	—	(0.10)	$32.10	30.66%	1.49%	1.49%	0.02%	0.02%	26%	$6,556
R5 Class
2017(4)	$39.41	0.07	6.56	6.63	—	—	—	$46.04	16.82%	0.78%(5)	0.78%(5)	0.28%(5)	0.28%(5)	16%(6)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2017	$36.97	0.18	10.75	10.93	(0.23)	(1.60)	(1.83)	$46.07	30.86%	0.63%	0.63%	0.52%	0.52%	16%	$233,309
2016	$38.95	0.17	(0.12)	0.05	(0.21)	(1.82)	(2.03)	$36.97	0.29%	0.63%	0.63%	0.54%	0.54%	18%	$83,367
2015	$38.25	0.20	3.28	3.48	(0.25)	(2.53)	(2.78)	$38.95	10.12%	0.63%	0.63%	0.57%	0.57%	16%	$36,951
2014	$34.46	0.05	5.28	5.33	(0.22)	(1.32)	(1.54)	$38.25	16.06%	0.65%	0.66%	0.64%	0.63%	16%	$23,684
2013(7)	$31.57	0.05	2.84	2.89	—	—	—	$34.46	9.15%	0.63%(5)	0.64%(5)	0.61%(5)	0.60%(5)	26%(8)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through October 31, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(7)	July 26, 2013 (commencement of sale) through October 31, 2013.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ultra Fund of American Century Mutual Funds, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 15, 2017

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the

31

information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

32

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was

33

below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$19,547,896,641	$402,531,816
Barry Fink	$19,543,961,253	$406,467,204
Jan M. Lewis	$19,556,221,886	$394,206,571
Stephen E. Yates	$19,543,817,152	$406,611,305
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2017.

For corporate taxpayers, the fund hereby designates $23,497,355, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $358,938,759, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2017.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90975 1712

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten, Andrea C. Hall, Jan M. Lewis and James A. Olson are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2016:    $307,195
FY 2017:    $254,800

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2016:$0 FY 2017:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:$0 FY 2017:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2016:$0 FY 2017:$0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:$0 FY 2017:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2016:    $829,350
FY 2017:    $104,750

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 28, 2017

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	December 28, 2017